UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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EASTMAN CHEMICAL COMPANY
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EASTMAN

2025 Proxy Statement

Notice of 2025 Annual Meeting
Thursday, May 1, 2025
Virtual meeting at 11:30 a.m. EDT

“With the successful launch of our methanolysis facility in Kingsport, Tennessee, we have solidified our position as a leader in the circular economy, which adds to my confidence in the resilience of our earnings and cash flow going forward.”

March 21, 2025
Dear fellow Stockholders:
On behalf of the Eastman Board of Directors, I invite you to attend the 2025 Annual Meeting of Stockholders. Our meeting will be held virtually on May 1, 2025, at 11:30 a.m. (EDT) via live webcast, though stockholders may log-in beginning at 11:15 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. The business to be considered and voted upon at the meeting is explained in this proxy statement. A copy of Eastman’s 2024 Annual Report to Stockholders is also included with these materials.
2024 in Review
As I reflect on the past year, I am pleased to highlight our progress in delivering on our strategic priorities, driving sustainable growth, improving safety performance and creating long-term value for stockholders. Our success in 2024 would not have been possible without the incredible efforts of our employees. Their passion, innovation and unwavering commitment to excellence were the driving force behind our success and achievements in 2024. To our team members around the world, thank you for your dedication and hard work.
In 2024, we improved safety performance, generated year-over-year earnings growth, achieved critical innovation milestones, and solidified our leadership position in the circular economy. We also advanced key strategic goals during this past year to position us for future growth and continued long-term value creation.
Continued Safety Improvement
The safety of our employees and strong environmental stewardship in our communities are at the forefront of everything we do. Building on the significant progress we made in 2023, we had our best-ever performance in OSHA recordable incidents, and we met or exceeded our targets for process safety.
Strong Financial Results
In 2024, we grew our adjusted earnings per share* ("EPS") by 23%. Innovation drove new revenue, proving we can create our own growth despite a weak global economy. We delivered approximately $1.3 billion of operating cash flow in 2024, including nearly $550 million in the fourth quarter.

* See Annex A for reconciliation of financial measures under GAAP to non-GAAP measures.

2025 Proxy Statement	1

Letter from our CEO and Board Chair
Focused on Success in 2025 and Beyond
Innovation remains at the heart of our strategy and is key to accelerating our growth. We have come a long way since we began this journey, and we continue to drive execution of our strategy to achieve our key milestones, drive commercial excellence, and deliver value for stockholders. Our new methanolysis facility in Kingsport, Tennessee, which began operations early last year, is providing new commercial opportunities and creating an exciting new vector of growth for the Company in 2025 and beyond.
2024 Performance Highlights

•Improved safety performance. We achieved the Company’s best-ever safety performance for personal safety incidents, and Tier 2 process safety events, reaffirming our commitment to approaching all that we do with a zero-incident mindset.
•Delivered strong adjusted EPS growth. We delivered adjusted earnings per share (“EPS”) of $7.89 demonstrating the power of our innovation-driven strategy, which is enabling us to create our own growth and maintain commercial excellence in pricing.
•Generated solid operating cash flow ("OCF"). We generated OCF of approximately $1.3 billion, which enabled us to invest in growth and return cash to stockholders.
•Strengthened our circular leadership. We made significant progress on our circular strategy with the successful start-up of our new methanolysis facility in Kingsport, Tennessee.
•Returned cash to stockholders. We returned approximately $680 million in cash to stockholders in the form of share repurchases and dividends, which we increased for the fifteenth consecutive year and underscores our commitment to driving stockholder returns.

Your Vote is Important for this Year’s Annual Meeting
As always, we encourage you to participate in this year’s Annual Meeting by attending the meeting virtually or voting your shares in advance for each of the items on this year’s agenda. Signing and returning a proxy card or submitting your proxy by Internet or telephone in advance of the meeting will not prevent you from voting electronically during the meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the meeting online. Whether you choose to vote by mail, online, or by telephone, I encourage you to vote as soon as possible.
We are grateful for the opportunity to represent our stockholders and serve the Company as we continue to strategically focus on sustainable long-term growth. We welcome and appreciate your input and support for our voting recommendations at our Annual Meeting on May 1, 2025.
Sincerely,
MARK J. COSTA
CEO and Board Chair

2	2025 Proxy Statement

“The Board has an unwavering commitment to driving sustainable, long-term growth by executing on our strategic priorities, fostering innovation and ensuring the safety of our employees."
March 21, 2025
Dear Stockholders:
On behalf of the entire Board, I want to thank you for your continued support and investment in Eastman. The Board’s shared commitment to the long-term success of Eastman continues to drive our decision-making and strategic direction. As we approach our 2025 Annual Meeting, I would like to take the opportunity to provide an overview of how the Board is driving value creation for our stockholders.
Corporate Governance
The Board believes that strong corporate governance is the cornerstone of our responsibility to stockholders. We are committed to upholding high governance standards and ensuring that management remains accountable to us and to you. As part of our commitment to strong governance practices, we maintain robust Board succession planning processes, which has resulted in a thoughtful refreshment of our Board over the past several years. Since 2022, we have welcomed three new independent directors, each of whom brings extensive experience, unique perspectives, and new skill sets necessary to support the evolution of our business strategy.
Stockholder Engagement
At Eastman, we view stockholder engagement as an essential component of sound governance that informs the Board’s decisions and enables us to be a more effective steward of your investment. In 2024, I had the opportunity to participate in our stockholder outreach efforts, together with senior management, to discuss key topics including executive compensation, corporate governance, board composition, and sustainability. Based on feedback from this engagement, we made a number of positive changes, especially related to our executive compensation programs. These changes are described in the “Compensation Discussion and Analysis” section of the Proxy Statement. We believe this commitment to engagement and transparency not only builds trust but also strengthens the foundation for sustainable, long-term value creation.

2025 Proxy Statement	3

Letter from our Lead Director
Providing Effective Risk Oversight
The Board regularly reviews the Company’s risks related to strategic direction, financial markets, environmental sustainability, human capital, culture, and capital investment, among others. We supplement our oversight with external independent resources in key areas such as compensation, pay equity, cybersecurity, and Board composition. As the global business environment continues to evolve, we are confident in Eastman’s ability to navigate these changes, but will remain diligent in seeking opportunities, addressing risks, and adapting to meet the needs of our stakeholders.
Thank You for Your Continued Support
As a Board, we are thankful for the opportunity to represent our stockholders and serve the Company as we continue our strategic focus on driving sustainable long-term growth. We appreciate your continued support and hope you will vote at or in advance of our Annual Meeting on May 1, 2025.
Sincerely,
BRETT D. BEGEMANN
Lead Director

4	2025 Proxy Statement

2025 Proxy Statement	5

Table of contents
Note about forward-looking statements
Certain statements made in this proxy statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act (Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), including statements relating to our executive compensation programs; expectations, strategies, and plans for businesses and for the whole of Eastman; capital allocation; future financial results; environmental matters and opportunities (including potential risks associated with physical impacts of climate change and related voluntary and regulatory carbon requirements); and our sustainability objectives and plans, including our engagement efforts. In some cases, you can identify forward-looking statements by terminology such as “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “projects”, “forecasts”, “will”, “would”, “could”, and similar expressions or expressions of the negative of these terms.
Forward-looking statements are based upon certain underlying assumptions as of the date such statements were made. Such assumptions are based upon internal estimates and other analyses of current market conditions and trends, management expectations, plans, and strategies, economic conditions, and other factors. Forward-looking statements and the underlying assumptions are necessarily subject to risks and uncertainties inherent in projecting future conditions and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions and expectations proves to be inaccurate or is unrealized. The known material factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements are identified and discussed in the Risk Factors section of our most recent annual or quarterly report and in other reports we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
The Company cautions you not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. Except as may be required by law, the Company undertakes no obligation to update or alter these forward-looking statements, whether as a result of new information, future events, or otherwise. Investors are advised, however, to consult any further public Company disclosures (such as filings with the SEC, Company press releases, or pre-noticed public investor presentations) on related subjects. We include our website address (www.eastman.com) in this proxy statement only as an inactive textual reference and do not intend it to be an active link to our website. The contents of our website are not incorporated into and do not constitute part of this proxy statement.

6	2025 Proxy Statement

To our Stockholders:
The 2025 Annual Meeting of Stockholders of Eastman Chemical Company will be held virtually on May 1, 2025 at 11:30 a.m. (EDT) via live webcast at https://register.proxypush.com/emn.
Meeting information

DATE: Thursday, May 1, 2025	TIME: 11:30 a.m. (EDT)	LOCATION: Virtually at https://register.proxypush.com/emn

Voting items

1		2		3		4
	Election of Directors. To elect ten directors to serve until the 2026 Annual Meeting of Stockholders and their successors are duly elected and qualified.
Ratify appointment of independent registered public accounting firm.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025.
					Advisory approval of executive compensation. To approve, on an advisory basis, the compensation of certain of the Company’s executive officers.		Advisory vote on stockholder proposal. To vote on a proposal submitted by a stockholder, if properly presented at the meeting, regarding an independent Board Chair.

	The Board recommends a vote FOR each director nominee		The Board recommends a vote FOR this proposal		The Board recommends a vote FOR this proposal		The Board recommends a vote AGAINST this proposal

Transact Any Other Business. To transact such other business as may properly come before the meeting.

How to vote by proxy
Only stockholders of record at the close of business on March 10, 2025, are entitled to notice of, and to vote at, the meeting. It is important that your shares be represented and voted at the meeting. Please vote by proxy in one of these ways:

By order of the Board of Directors,
IKÉ G. ADEYEMI
Senior Vice President, Chief Legal Officer and Corporate Secretary
March 21, 2025
This Notice and Proxy Statement are first being sent to stockholders on or about March 21, 2025.
Our 2024 Annual Report on Form 10-K is being sent with this Notice and Proxy Statement.

BY INTERNET	By Internet at the web address shown on your proxy card, electronic form of proxy, or voting instruction form (if you received the proxy materials by mail from a broker or bank).

BY PHONE	Use the toll-free telephone number shown on your proxy card, electronic form of proxy, or voting instruction form (if you received the proxy materials by mail from a broker or bank).

BY MAIL	Mark, sign, date, and promptly return or submit your proxy card, electronic form of proxy, or voting instruction form (in the postage-paid envelope provided if you are returning a paper proxy card).

Signing and returning the proxy card or submitting your proxy electronically by Internet or telephone does not affect your right to vote electronically during the meeting if you attend the meeting virtually.

2025 Proxy Statement	7

Eastman Chemical Company (“Eastman” or the “Company”) is a global specialty materials company that produces a broad range of products found in items people use every day.
Our strategy is founded in our commitment to innovating sustainable solutions and maintaining our social license to operate. Our purpose, leadership, and actions continue to guide us toward carbon neutrality, circularity, and caring for society. This “triple challenge,” and our expertise in material science, provide the world’s largest industries — like packaging, automotive, and architecture — with high-quality sustainable solutions that address those complex global issues we collectively face.
Eastman at a Glance

100+ years Innovation

14,000 Global team members

Delaware (1993) Incorporated

$9.38 Billion Total 2024 revenue

NYSE (EMN) Publicly traded

60% Revenue outside of U.S.

Kingsport, Tennessee Global headquarters

100+ countries Customers served

2024 Sales Revenue by Operating Segment

Advanced Materials	Chemical Intermediates
Additives & Functional Products	Fibers

2024 Sales Revenue by Region

North America	Asia Pacific
Europe, Middle East, Africa	Latin America

2024 Company Revenue by End-Use Market

Transportation	Industrial Chemicals	Water Treatment and Energy
Filter Media
Food, Feed, and Agriculture
Building and Construction		Other Markets
Medical and Pharma
Durables and Electronics
Personal Care and Wellness
Consumables

8	2025 Proxy Statement

About Eastman
Eastman Growth Strategy

Our innovation-driven growth model is delivering results.

We are introducing products with higher margins and upgrading product mix in existing and new markets.

Circular economy is a new vector of growth.

We can deliver attractive growth, address the plastic waste crisis, and reshore jobs to the U.S. through our advanced circular recycling technologies – carbon renewal and polyester renewal.

Strengthening execution to convert growth to value.

We are transforming our operations by modernizing and digitizing our capabilities to improve reliability and cost competitiveness.

Sustainability is integrated into our growth strategy.

We have solidified our position as a leader in mainstreaming circularity. We have committed to be carbon neutral by 2050 and our technology platforms and key product lines are linked to sustainable macro trends.

A strong balance sheet and cash flow are integral to our growth strategy.

By maintaining a strong balance sheet and generating consistent cash flow, we are able to continue investing in our strategic growth initiatives and return cash to stockholders.
Growth platforms

Business	Innovation Platforms	Caring for Society	Mainstreaming Circularity	Mitigating Climate Change

Advanced Materials	Specialty plastics circular economy solutions (Eastman Renew)

Next-generation copolyester innovation

Saflex™ Evoca™ for electric vehicles

Window films and paint protection

Additives & Functional Products
Tetrashield™ protective resin systems

Esmeri™ biodegradable micropowder for personal care

Fibers
Naia™ cellulosic fibers

Corporate
Aventa™ compostable materials

2025 Proxy Statement	9

About Eastman
2024 Performance Highlights
In 2024, Eastman delivered revenue and earnings growth while continuing to advance our innovation programs and transformational initiatives, while achieving key milestones towards our sustainability goals.

$9.38 billion Sales	$1.28 billion Earnings before interest and taxes (“EBIT”)	$1.30 billion Adjusted EBIT*	$905 million Net earnings

$7.67 Diluted earnings per share	$7.89 Adjusted diluted earnings per share*	$1.29 billion Net cash provided by operating activities	$679 million Returned to stockholders (through dividends and share repurchases)

Operating Cash Flow
(in millions)
EBIT and Adjusted EBIT*
(in millions)

EBIT	Adjusted EBIT*
*    See Annex A for reconciliation of financial measures under GAAP to non-GAAP financial measures.

10	2025 Proxy Statement

About Eastman
Sustainability Highlights
Eastman has made sustainability integral to our strategy, driven by innovation and focused on people. Sustainable innovation drives our approach to climate change, mainstreaming circularity, and caring for society. For more information about Eastman’s sustainability progress, see our Sustainability Report, "A Better Circle," which can be found in the "Sustainability" section of the Company’s website.
Our goals:

Caring for society	Mainstreaming circularity	Mitigating climate change

100% of growth R&D spend aligns with sustainable macro trends to create materials that improve the quality of life for people around the world	Recycle more than 500 million pounds (225,000 MT) of plastic waste annually by 2030 via molecular recycling technologies, with a commitment to recycle 250 million pounds (110,000 MT) annually by 2025	Reduce our Scope 1 and 2 greenhouse gas emissions by one-third by 2030 to achieve carbon neutrality by 2050*

100% of NAR and EU purchased electricity will be renewable by 2030

*Results are reduction since 2017 baseline year

Sustainability Risk / Materiality Assessment
Eastman is data-driven in our identification and monitoring of sustainability risk, which enables us to gain a continuous, evidence-based review of sustainability-related risks within our regulatory, competitive, and operating contexts. We also use a sustainability materiality assessment to identify areas of focus and refine our commitments. A key component of this assessment is our engagement with stakeholders. By actively engaging with stockholders, employees, customers, suppliers, regulators, communities and others, we are able to better understand and address stakeholder concerns, align our business strategy and mitigate risks.

2025 Proxy Statement	11

This summary highlights important information you will find in this proxy statement. As it is only a summary, please review the complete proxy statement before you vote.

ITEM 1	Election of Directors

	The board recommends a vote “FOR” each nominee.	PAGE 17

Board
Overview

Committees
A	Audit Committee
C	Compensation and Management Development Committee
E	Environmental, Safety and Sustainability Committee
F	Finance Committee
N	Nominating and Corporate Governance Committee
*	Chair

Age: 67 Director Since: January 2011 Committees: A* E F
Humberto P. Alfonso
Retired Executive Vice President and Chief Financial Officer, Information Services Group
Brings 30+ years of experience in auditing, financial management and planning, and international finance that was developed from his leadership roles at a number of well-respected international companies.

	Other Public Boards •The Kraft Heinz Company	Skills & Expertise INTL ACCT ERM LOGI M&A LEAD

Age: 64 Director Since: February 2011 Committees: C E F N
Brett D. Begemann
Retired Chief Operating Officer of Crop Science Division of Bayer AG
Brings global biotechnology and chemicals business operations insights, as well as extensive experience leading international and emerging markets growth and strategy.

	Other Public Boards •None	Skills & Expertise INTL ERM LOGI HCM M&A INDR MFG GOVT INNO LEAD

12	2025 Proxy Statement

Proxy summary

Key Qualifications
INTL	International / Emerging Markets
ACCT	Accounting / Financial Reporting
IT	Information Technology/Cybersecurity
ERM	Enterprise Risk Management
HCM	Human Capital / Talent Management
LOGI	Logistics / Global Supply Chain
INDR	Chemicals Industry
INNO	Research & Development / Innovation
MFG	Manufacturing / Operations Safety
GOVT	Government / Regulatory
M&A	Mergers & Acquisitions / Capital Markets
ENV	Sustainability / Environment
LEAD	Executive Leadership

Age: 64 Director Since: August 2022 Committees: A E F
Eric L. Butler
Retired Executive Vice President and Chief Administrative Officer of Union Pacific Corporation
Provides knowledge and leadership experience in the areas of strategic and financial planning, marketing, sales, commercial, and supply chain, procurement and purchasing.

	Other Public Boards •NiSource, Inc. •West Fraser Timber Co. Ltd	Skills & Expertise INTL ACCT ERM HCM LOGI MFG M&A ENV LEAD

Age: 59 Director Since: May 2013 Committees: None
Mark J. Costa
Chief Executive Officer and Chair of the Board of Directors of Eastman Chemical Company
Brings deep chemical industry, senior management, corporate transformation, portfolio management, and business and marketing capability experience as well as providing a valuable perspective as the CEO.

	Other Public Boards •International Flavors & Fragrances Inc.	Skills & Expertise INTL ERM HCM LOGI INDR INNO MFG GOVT M&A ENV LEAD

Age: 67 Director Since: February 2023 Committees: A E F
Linnie M. Haynesworth
Retired Sector Vice President and General Manager of Northrup Grumman Corporation
Provides expertise in technology integration, cybersecurity governance, enterprise strategy, risk management and large complex system development and disruptive technology integration.

	Other Public Boards •Automatic Data Processing, Inc. •Micron Technology, Inc. •Truist Financial Corporation	Skills & Expertise INTL IT ERM LOGI GOVT LEAD

Age: 72 Director Since: November 2011 Committees: C E F N*
Julie F. Holder
Retired Senior Vice President of The Dow Chemical Company
Provides valuable corporate management experience as well as expertise in human resources, international sales and marketing, and substantial chemical industry experience across a broad range of functional areas.

	Other Public Boards •None	Skills & Expertise INTL ERM HCM INDR GOVT ENV LEAD

2025 Proxy Statement	13

Proxy summary

Age: 72 Director Since: September 2003 Committees: C E F* N
Renée J. Hornbaker
Retired Executive Vice President and Chief Financial Officer of Stream Energy
Brings deep expertise in corporate governance, business development, strategy, mergers and acquisitions, risk management, and financial and accounting reporting acumen.

	Other Public Boards •Berry Corporation	Skills & Expertise INTL ACCT IT ERM MFG M&A LEAD

Age: 65 Director Since: July 2018 Committees: A E* F
Kim Ann Mink
Retired President and Chief Executive Officer of Innophos Holdings, Inc.
Provides significant chemical and advanced materials experience as a former executive in the specialty chemical industry and as a CEO overseeing business and developing growth initiatives.

	Other Public Boards •Avient Corporation •Air Liquide	Skills & Expertise INTL ACCT ERM INDR IT HCM LOGI INNO MFG GOVT M&A ENV LEAD

Age: 70 Director Since: February 2016 Committees: C* E F N
James J. O’Brien
Retired Chairman of the Board and Chief Executive Officer of Ashland Inc.
Brings significant management experience and knowledge of the chemical industry and in areas of finance, accounting, international business operations, risk oversight, and corporate governance.

	Other Public Boards •Albemarle Corporation	Skills & Expertise INTL ACCT ERM INDR MFG GOVT M&A HCM LEAD

Age: 63 Director Since: May 2024 Committees: A E F	Donald W. Slager Retired CEO of Republic Services, Inc. Provides general management experience and extensive experience in mergers and acquisitions, integration, and strategic development and analysis.

	Other Public Boards •Martin Marietta Materials Inc.	Skills & Expertise INTL ERM HCM LOGI MFG GOVT M&A ENV LEAD

90% Independent

66.3 years Average Age

9.5 years Average Tenure

3 New Non-employee Directors Since 2020

31 Board (6) and Committee (25) Meetings in 2024

100% Director Nominees Average Attendance at Board and Committee Meetings in 2024

*    Current director, David W. Raisbeck will serve through the Annual Meeting but is not standing for re-election.

14	2025 Proxy Statement

Proxy summary

ITEM 2	Ratification of Appointment of Independent Registered Public Accounting Firm

	The board recommends a vote “FOR” this proposal.	PAGE 41

In accordance with applicable rules on partner rotation, PricewaterhouseCoopers LLP's ("PwC") lead partner for our audit was changed in 2021, while PwC’s engagement quality review partner for our audit was most recently changed in 2022. The Audit Committee is involved in the selection of PwC’s primary engagement partner when there is a rotation, which typically occurs every five years.
PwC served as the Company’s independent registered public accounting firm for the years ended December 31, 2023 and 2024, and has billed the Company the following amounts for fees and related expenses for professional services rendered during 2023 and 2024:

($ IN THOUSANDS)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024
Audit Fees and Expenses	5,599	6,347
Audit-Related Fees and Expenses	85	40
Tax Fees and Expenses	2,231	1,161
All Other Fees and Expenses	270	223
Total	8,185	7,771

2025 Proxy Statement	15

Proxy summary

ITEM 3	Advisory Approval of Executive Compensation

	The board recommends a vote “FOR” this proposal.	PAGE 45

Eastman is providing stockholders with the opportunity to vote on an advisory resolution, commonly known as “Say on Pay,” considering approval of the compensation of Eastman's Named Executive Officers. The Compensation and Management Development Committee of the Board believes that our philosophy and practices have resulted in executive compensation decisions that are aligned with company performance and are appropriate in value.

Principles	Implementation

Total direct compensation levels should be sufficiently competitive to attract, motivate and retain the highest quality executives.
•Establish target total direct compensation (salary, short-term incentive and long-term incentive) at appropriate levels relative to our peer comparison group.
•Total direct compensation opportunity (i.e., maximum achievable compensation) should increase with position and responsibility.

Performance-based and “at-risk” incentive compensation should constitute a substantial portion of total compensation.
•Foster a pay-for-performance culture with a significant portion of total direct compensation being performance-based and/or “at risk.”
•Greater percentage of total compensation in the form of performance-based and/or “at risk” compensation for senior executives.

Long-term incentive compensation should align executives’ interests with our stockholders’ interests to further the creation of long-term stockholder value.
•Focus on ensuring that executive compensation includes a high proportion of long-term performance-based equity compensation.
•Equity-based compensation encourages executives to focus on our long-term growth and incentivize executives to manage our company from the perspective of owners with a meaningful stake.

ITEM 4	Advisory Vote on Stockholder Proposal Regarding an Independent Board Chair

	The board recommends a vote “AGAINST” this proposal.	PAGE 81

16	2025 Proxy Statement

ITEM 1 Election of Directors

Stockholders are being asked to vote on the election of ten directors to serve until the 2026 Annual Meeting of Stockholders and their successors are duly elected and qualified. The terms of office of all current directors will expire at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and each of those directors, other than David W. Raisbeck who will serve through the Annual Meeting but is not standing for re-election, has been nominated for re-election for a one-year term. If any nominee is unable or unwilling to serve (which we do not anticipate), the persons designated as proxies will vote your shares for the remaining nominees and for another nominee proposed by the Board of Directors (the “Board”) or, as an alternative, the Board could reduce the number of directors to be elected at the Annual Meeting.
Majority vote standard for Election of Directors. The Company’s amended and restated bylaws (the “Bylaws”) provide that directors are elected by a majority of votes cast by stockholders. If a nominee who is serving as a director is not re-elected by a majority of votes cast at a meeting, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under the director election provision of our Bylaws, any incumbent director who is a holdover director whose successor has not been elected by stockholders would be required to offer to resign from the Board. The Nominating and Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would act on the recommendation and publicly disclose its decision and rationale within 90 days from the date the election results are certified. The director who tenders his or her resignation would not participate in the Board’s decision. Under Delaware law, if a nominee who was not already serving as a director is not elected by a majority of votes cast by stockholders at an annual meeting, such nominee would not become a director.

The nominees have been recommended to the Board by the Nominating and Corporate Governance Committee of the Board. The Board recommends that you vote “FOR” the election of each of the ten nominees as described under “Director Nominees.”

2025 Proxy Statement	17

Item 1 Election of Directors
The Board of Directors
The Board is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. The primary role of the Board is to maximize stockholder value over the long-term. Eastman’s business is conducted by its employees, managers, and officers, under the direction of the Chief Executive Officer and with the oversight of the Board.
Board Composition and Refreshment
Under the Eastman Corporate Governance Guidelines, the desired attributes of individual directors are:

  Integrity, honesty, and demonstrated adherence to high ethical standards;
  Business acumen, experience with business administration processes and principles, and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company;
  Knowledge, experience, and skills in at least one specialty area, for example:

  The ability to devote sufficient time to prepare for and attend Board meetings;
  Willingness and ability to work with other members of the Board in an open and constructive manner;
  The ability to express opinions, raise difficult questions, and make informed, independent judgments; and
  The ability to communicate clearly and persuasively.

•Accounting or finance; •Corporate management; •Marketing; •Manufacturing; •Chemical / materials industry; •Technology / cybersecurity;	•Risk management; •International business; •Sustainability / ESG; or •Legal, governmental, or environmental policies compliance expertise.

Enhanced Board Leadership Skills

Skills further enhanced through Board refreshment over the past 3 years
Cybersecurity	Supply Chain Logistics	Risk Management	Environmental

Director Independence
The Board determines the independence of our directors by applying the independence standards established by the New York Stock Exchange (“NYSE”) and the U.S. Securities and Exchange Commission (“SEC”). Under those standards, a director is independent only if the Board of Directors affirmatively determines that the director has no material relationship with the company or any relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The standards also specify various relationships that preclude a determination of director independence, which may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional, and personal relationships.
The Board and its Nominating and Corporate Governance Committee (the "NCG Committee") have reviewed: (i) the standards for director independence; (ii) the Company’s Corporate Governance Guidelines; and (iii) the relationships of directors with the Company and its management. Based upon this review and evaluation, the Board has determined that none of the non-employee members of the Board (that is, all directors but Mr. Costa) has or had a relationship with the Company or its management that would interfere with such director’s exercise of independent judgment, and that each non-employee member of the Board is an independent director. In addition, each non-employee member of the Board meets the heightened independence standards for our Audit, Compensation and Management Development, and NCG Committees. In making these determinations, the NCG Committee and the Board reviewed and evaluated all direct and indirect transactions and relationships between the Company and the non-employee directors and their affiliates and immediate family members.

18	2025 Proxy Statement

Item 1 Election of Directors
Director Nominations
The NCG Committee is responsible for reviewing and recommending to the Board potential directors who possess the skills, knowledge, and understanding necessary to be valued members of the Board. The NCG Committee considers not only an individual director’s or possible nominee’s qualities, performance, and professional responsibilities, but also the then-current composition of the Board to ensure that the Board is comprised of a group of members who, individually and collectively, best serve the needs of the Company and its stockholders.
The NCG Committee will consider persons nominated by stockholders and recommend to the full Board whether such nominee should be included with the Board’s nominees for election by stockholders. Our Bylaws contain provisions that address the process (including the required information and deadlines) by which a stockholder or group of stockholders may nominate an individual for consideration by the NCG Committee to stand for election at an annual meeting of stockholders.
In addition, the proxy access provision in our Bylaws provides that, under certain circumstances, a stockholder, or a group of up to 20 stockholders, may nominate and include director nominees constituting up to 20% of the number of directors then serving on the Board, provided that: (i) such stockholder(s) own in aggregate 3% or more of our outstanding common stock continuously for at least three years as of the date the nomination is received by the Company; and (ii) the stockholder(s) and nominee(s) satisfy the disclosure and other requirements set forth in our Bylaws.
Nomination Process

1	Assess the Board’s needs

The NCG Committee annually reviews the composition and size of our Board, ensuring the directors possess the skills, knowledge, and understanding necessary for the Board to successfully perform its role in corporate governance. The Committee considers both the short-term and long-term strategies of the Company to determine what skills and experiences are required of the Board.

2	Identify candidates

If the NCG Committee determines that there is a need for a new candidate either in the event of an open seat or to supplement the existing Board skill-set, individuals may be identified through a variety of methods, including by our directors, management, stockholders, and/or an independent search firm.

3	Review and evaluate candidates

The NCG Committee will consider not only an individual's qualities, performance, and professional responsibilities, but also the then current composition of the Board and the challenges and needs of the Board as a whole at that time.

4	Interview candidates

The NCG Committee and the CEO review candidate profiles to identify candidates' skills, experience, and background that best align with the Company's strategy and would add value to the Board. Candidates are initially interviewed by the NCG Committee Chair and the Lead Director and if selected to advance, with the NCG Committee members and CEO. Due diligence is performed, including background, conflict, and reference checks, and review of director commitment levels.

5	Recommend candidate to the Board

The NCG Committee recommends to the Board the candidate that best fits the needs of the Board. The Board reviews the recommendation and approves the candidate's appointment to the Board. Following Board approval, the new director will complete an onboarding process and will stand for election by stockholders at the next annual meeting.

2025 Proxy Statement	19

Item 1 Election of Directors
Skills and Experience

Experience Category		Applicability of Experience to Eastman	Number of Directors

INTL	International / Emerging Markets	Facilitates an understanding of diverse business environments and economic conditions associated with our global business.	10

ACCT	Accounting / Financial Reporting	Builds the skills necessary to oversee and help facilitate accurate, transparent, and reliable financial reporting and development of effective internal controls.	5

IT	Information Technology / Cybersecurity	Provides critical insight into information technology systems and solutions and risks associated with technology and cybersecurity matters.	3

ERM	ERM / Risk Management	Enables directors to understand, effectively anticipate, and oversee the most significant risks facing the Company.	10

HCM	Human Capital / Talent Management	Develops organizational perspective on effective approaches to attracting, training, developing and retaining a global workforce.	7

LOGI	Logistics / Global Supply Chain	Fosters an understanding of the importance of global supply chain management on manufacturing and distribution capabilities.	7

INDR	Chemicals Industry	Builds a foundation for understanding the complexity of the Company’s products, competitive environment, and regulatory challenges.	5

INNO	R&D / Innovation	Assists in understanding the complexities and costs of developing and bringing new products to market.	3

MFG	Manufacturing / Operations Safety	Experience with complex, global manufacturing operations helps drive processes to ensure the safety of our employees and communities in which we operate.	7

GOVT	Government / Regulatory	Familiarity with highly regulated industries provides critical insight into navigating the challenges of operating in complex global political and regulatory environments.	7

M&A	Mergers & Acquisitions / Capital Markets	Experience with capital markets, capital allocation, and complex strategic transactions aids in the development and implementation of strategic objectives.	8

ENV	Sustainability / Environment	Facilitates an understanding of environmental challenges and solutions necessary to design and execute a long-term strategy focused on a circular economy.	5

LEAD	Executive Leadership	Enables an understanding of the numerous challenges, opportunities, and risks associated with managing a large- scale, global organization.	10

20	2025 Proxy Statement

Item 1 Election of Directors
Director Nominees

Humberto P. Alfonso Retired Executive Vice President and Chief Financial Officer, Information Services Group

Director: Since January 2011 Age: 67 Committees: •Audit (Chair) •Environmental, Safety and Sustainability •Finance
Skills and Experience: INTL | ACCT | ERM | LOGI | M&A | LEAD

Skills and expertise:
Mr. Alfonso’s experience includes various senior financial positions held during his career that provide a solid platform for his service to lead the Audit Committee’s oversight of the Company’s financial reporting process and its internal and disclosure controls and of the work of the independent registered public accounting firm. In addition, Mr. Alfonso’s substantial senior level management experience brings significant operational insight to the Board.
Background:
•Information Services Group, a global technology research and advisory firm
•2021 – 2023 (retired): Executive Vice President and Chief Financial Officer
•Yowie Group Ltd., a confectionary company
•2017 – 2018: Director
•2016 – 2018: Chief Executive Officer, Global
•The Hershey Company, a chocolate and cocoa products company
•2013 – 2015 (retired): President, International

•2011 - 2013: Executive Vice President, Chief Financial Officer, and Chief Administrative Officer
•2007 - 2011: Senior Vice President and Chief Financial Officer
•2006 - 2007: Vice President, Finance and Planning, North American Commercial Group
•2006 (joined Hershey) - 2006: Vice President, Finance and Planning, U.S. Commercial Group
•Cadbury Schweppes, a multi-national confectionary company
•held a variety of finance positions
•2005 - 2006: Executive Vice President Finance and Chief Financial Officer of Cadbury Schweppes Americas Beverages
•2003 - 2005: Vice President Finance, Global Supply Chain
•Pfizer, Inc., a biopharmaceutical company
•held a number of senior financial positions
Other Current Public Company Directorships
•The Kraft Heinz Company

Brett D. Begemann Retired Chief Operating Officer of Crop Science Division of Bayer AG

Director: Since February 2011
Lead Director: Since May 2023
Age: 64
Committees:
•Compensation and Management Development
•Environmental, Safety and Sustainability
•Finance
•Nominating and Corporate Governance

Skills and Experience: INTL | ERM | HCM | LOGI | INDR | MFG | GOVT | M&A | LEAD | INNO

Skills and expertise:
Mr. Begemann’s substantial and varied experience as an executive of an international public company brings to the Board a significant depth of knowledge in global biotechnology and chemicals businesses. His wide-ranging experience and knowledge allow him to contribute to the Board and its Committees significant insight into a number of functional areas critical to Eastman.
Background:
•Bayer AG, a German global life sciences company
•2018 - 2021 (retired): Chief Operating Officer for the Crop Science Division, with core competencies in the areas of health care and agriculture

•Monsanto Company, an agrochemical company
•2013 - 2018 (acquired by Bayer AG): President and Chief Operating Officer, responsible for worldwide sales and operations, corporate affairs, and global business organization
•2012 - 2013: President and Chief Commercial Officer
•2009 - 2012: Executive Vice President and Chief Commercial Officer
•2007 - 2009: Executive Vice President, Global Commercial
•1983 - 2007: served in the company’s sales and marketing organization

2025 Proxy Statement	21

Item 1 Election of Directors

Eric L. Butler Retired Executive Vice President and Chief Administrative Officer of Union Pacific Corporation

Director: Since August 2022 Age: 64 Committees: •Audit •Environmental, Safety and Sustainability •Finance
Skills and Experience: INTL | ACCT | ERM | HCM | LOGI | MFG | M&A | ENV | LEAD

Skills and expertise:
Mr. Butler’s substantial senior level management experience, including his previous position as a chief administrative officer, and his background in sales and marketing, supply chain logistics, procurement and purchasing, and industrial engineering enable him to bring significant operational insight to the Board. In addition, he also has experience leading human resources, labor relations, and corporate governance functions. Mr. Butler’s extensive experience in the freight transportation industry allows him to provide the Board with unique perspectives on developing a safety-first business culture, customer service, logistics, supply chain, and risk management.
Background:
•Aswani-Butler Investment Associates, a private equity investment firm
•Founder and CEO
•Union Pacific Corporation (“Union Pacific”), one of the largest freight rail providers in North America

•during his 32-year career, he led a wide variety of company functions and initiatives, including marketing and sales, purchasing and supply chain, financial planning and analysis, strategic planning, human resources, industrial engineering and transportation research
•2016 - 2018 (retired): Executive Vice President and Chief Administrative Officer
•2012 - 2016: Executive Vice President, Sales and Marketing and Chief Marketing Officer
•Federal Reserve Bank of Kansas City, Omaha Branch
•2013 – 2019: Board appointee
•2018 – 2020: Chair of the Board
Other Current Public Company Directorships
•NiSource, Inc.
•West Fraser Timber Co. Ltd
Certifications / Continuing Director Education
•Deloitte Audit Committee symposium

Mark J. Costa Chief Executive Officer and Chair of the Board of Directors of Eastman Chemical Company

Director: Since May 2013 Age: 59 Committees: •None
Skills and Experience: INTL | ERM | HCM | LOGI | INDR INNO | MFG | GOVT | M&A | ENV | LEAD

Skills and expertise:
Since he joined the Company, Mr. Costa has led a variety of business, marketing, functional, and strategic areas and initiatives. Mr. Costa has senior management, corporate transformation, portfolio management, and business and marketing capability experience and expertise from both his years with the Company and previously as a consultant.
We believe the perspective of the Chief Executive Officer of the Company is critical for the Board in order to effectively oversee the affairs of the Company and its strategy for growth. Mr. Costa’s unique knowledge of the opportunities and challenges associated with our business and familiarity with the Company, as well as of the chemical industry and various market participants, make him uniquely qualified to lead and advise the Board as Chair.
Background:
•Eastman Chemical Company
•2014 – Present: Chief Executive Officer

•2014 – Present: Board of Directors Chair
•2013 –2014: President
•2009 - 2012: Executive Vice President, Specialty Polymers, Coatings and Adhesives, and Chief Marketing Officer
•2008 - 2009: Executive Vice President, Polymers Business Group and Chief Marketing Officer
•2006 – 2008: Senior Vice President, Corporate Strategy and Marketing
•Monitor Group, a global management consulting firm
•1988 – 2006: Senior Partner; played a crucial role in developing Monitor’s techniques in corporate transformations and portfolio management and designing client business and marketing capability building programs
Other Current Public Company Directorships
• International Flavors & Fragrances Inc.

22	2025 Proxy Statement

Item 1 Election of Directors

Linnie M. Haynesworth Retired Sector Vice President and General Manager of Northrup Grumman Corporation

Director: Since February 2023 Age: 67 Committees: •Audit •Environmental, Safety and Sustainability •Finance
Skills and Experience: INTL | IT | ERM | LOGI | GOVT | LEAD

Skills and expertise:
Ms. Haynesworth provides the Eastman Board expertise in technology integration, cybersecurity governance, enterprise strategy, risk management, large complex system development, and disruptive technology integration. She formerly served on the board of directors of the Intelligence and National Security Alliance and the Northern Virginia Technology Council.
Background:
•Northrop Grumman Corporation (“NGC”), an aerospace and defense technology company
•2016 – 2019 (retired): Mission Systems Sector Vice President and General Manager of the Cyber and Intelligence Mission Solutions Division; had executive responsibility for the overall growth and program activities for the division’s business portfolio, including full spectrum cyber, multi-enterprise data management and integration, as well as mission enabling intelligence, surveillance and reconnaissance (ISR) solutions supporting domestic and international customers

•2013 - 2016: Sector Vice President and General Manager of the ISR Division within the former Information Systems sector; led NGC’s Federal and Defense Technologies Division
•United States Department of Defense
•2021 - Present: Member of the Defense Business Board
Other Current Public Company Directorships
•Automatic Data Processing, Inc.
•Micron Technology, Inc.
•Truist Financial Corporation
Certifications / Continuing Director Education
•Certificate in Cybersecurity Oversight

Julie F. Holder Retired Senior Vice President of The Dow Chemical Company

Director: Since November 2011 Age: 72 Committees: •Compensation and Management Development •Environmental, Safety and Sustainability •Finance •Nominating and Corporate Governance (Chair)
Skills and Experience: INTL | ERM | HCM | INDR | GOVT | ENV | LEAD

Skills and expertise:
Ms. Holder brings to the Board substantial corporate management experience as well as expertise in international sales and marketing and the chemicals industry through her various senior management positions at The Dow Chemical Company (“Dow”). Ms. Holder’s long history at Dow provides her substantial chemical industry experience across a broad range of functional areas and allows her to offer management and operational insight to the Board with an in-depth understanding of the opportunities and challenges associated with our business.
Background:
•JFH Insights LLC, a consulting firm (primarily dedicated to leadership coaching for high potential women executives)
•2009 – Present: Chief Executive Officer; develops and teaches executive education courses designed to help women be more successful in their careers and help senior leadership build a more inclusive corporate culture

•The Dow Chemical Company, a diversified, worldwide manufacturer and supplier of products used primarily as raw materials in the manufacture of customer products and services
•2007 – 2009 (retired): Senior Vice President, Chief Marketing, Sales and Reputation Officer, U.S. Area Executive Oversight
•2006 – 2007: Vice President, Human Resources, Public Affairs and Diversity and Inclusion, Latin America Executive Oversight
•1975 - 2006: various positions with increasing seniority
•W. R. Grace & Co., a global supplier of catalysts and engineered materials
•2016 – 2021 (acquired by Standard Industries Holdings Inc. and no longer publicly-traded): Board of Directors member
Certifications / Continuing Director Education
•Diligent Climate Leadership Certification

2025 Proxy Statement	23

Item 1 Election of Directors

Renée J. Hornbaker Retired Executive Vice President and Chief Financial Officer of Stream Energy

Director: Since September 2003 Age: 72 Committees: •Compensation and Management Development •Environmental, Safety and Sustainability •Finance (Chair) •Nominating and Corporate Governance
Skills and Experience: INTL | ACCT | IT | ERM | MFG | M&A | LEAD

Skills and expertise:
Ms. Hornbaker’s expertise in a variety of financial and accounting roles, experience in business development, strategy and technology, and service with large global businesses make her a valuable member of the Board. Ms. Hornbaker’s previous service as a chief financial officer and as a senior manager at an accounting firm provide a solid platform for her to advise and consult with the Board on financial and audit-related matters.
Background:
•Storey & Gates LLC, a consulting firm providing business advisory services including executive coaching and board governance training for boards
•2018 – Present: Chief Executive Officer
•Stream Energy, a retail energy, wireless, and protective services provider
•2017 – 2019 (sold): Board of Directors member, Board Chair and Compensation Committee Chair
•2015 – 2017: Chief Financial Officer
•Shared Technologies, Inc., a provider of converged voice and data networking solutions
•2006 – 2011: Chief Financial Officer

•CompuCom Systems, Inc., an information technology services provider
•2005 – 2006: Consultant to the Chief Executive Officer
•Flowserve Corporation, a global provider of industrial flow management products and services
•1997 - 2004: Vice President and Chief Financial Officer
•1997 – 1998: Vice President, Chief Information and Development Officer
Other Current Public Company Directorships
•Berry Corporation
Certifications / Continuing Director Education
•Certified Public Accountant
•NACD Director Certified
•NACD Board Leadership Fellow
•NACD Cybersecurity Oversight
•NACD Climate Oversight
•KPMG Board Leadership Conference

Kim Ann Mink Retired President and Chief Executive Officer of Innophos Holdings, Inc.

Director: Since July 2018 Age: 65 Committees: •Audit •Environmental, Safety and Sustainability (Chair) •Finance
Skills and Experience: INTL | ACCT | IT | ERM | HCM | LOGI | INDR | INNO | MFG | GOVT | M&A | ENV | LEAD

Skills and expertise:
Dr. Mink provides valuable guidance to the Board with her extensive background and past experience as an executive in the specialty chemical industry and as a chief executive officer overseeing business and developing growth initiatives. Dr. Mink brings specialty materials experience and technical expertise to the Board. Dr. Mink’s proven leadership and deep understanding of key end markets enhance the Board’s innovation-driven growth strategy.
Background:
•Innophos Holdings, Inc., a leading international producer of performance-critical and nutritional functional ingredients, with applications in food, health, nutrition and industrial specialties markets
•2015 - 2020 (sold to a private equity firm): President and Chief Executive Officer
•2016 - 2020: Director

•2017 - February 2020: Chair of the Board
•The Dow Chemical Company
•2012 - 2015: Business President, Elastomers, Electrical and Telecommunications
•2009 – 2012: Global General Manager, Performance Materials; President and Chief Executive Officer of ANGUS Chemical Co. (then a subsidiary of Dow)
•Rohm and Haas Company, a chemical manufacturing company (acquired by Dow)
•1988 - 2009: held roles of increasing responsibility for more than 20 years, including corporate vice president and general manager for the Ion Exchange Resins business
Other Current Public Company Directorships
•Avient Corporation
•Air Liquide

24	2025 Proxy Statement

Item 1 Election of Directors

James J. O’Brien Retired Chairman of the Board and Chief Executive Officer of Ashland Inc.

Director: Since February 2016 Age: 70 Committees: •Compensation and Management Development (Chair) •Environmental, Safety and Sustainability •Finance •Nominating and Corporate Governance
Skills and Experience: INTL | ACCT | ERM | HCM | INDR | MFG | GOVT | M&A | LEAD

Skills and expertise:
Mr. O’Brien brings to the Board extensive knowledge of the chemical industry and substantial experience as a former executive of an international public company that allows him to offer management insight and understanding of industry challenges to the Board. Under his leadership, Ashland was transformed to a global specialty chemical company. His significant experience serving on other public company boards provides valuable insight.
Background:
•Ashland Inc., a leading global specialty chemical company
•2002 - 2014: Chairman of the Board and Chief Executive Officer

•2001 - 2002: President and Chief Operating Officer; Senior Vice President and Group Operating Officer
•1976 (joined Ashland) - 2000: served in various positions with increasing responsibility and seniority
•Humana Inc., a health insurance company
•2006 – 2023: Board of Directors member
Other Current Public Company Directorships
•Albemarle Corporation

Donald W. Slager Retired Chief Executive Officer of Republic Services, Inc.

Director: Since May 2024 Age: 63 Committees: •Audit •Environmental, Safety and Sustainability •Finance
Skills and Experience: INTL | ERM | HCM | LOGI | MFG | GOVT | M&A | ENV | LEAD

Skills and expertise:
Mr. Slager provides a depth of experience in environmental services to our Board and its Environmental, Safety and Sustainability Committee. Given his professional experience, Mr. Slager has unique capabilities and insight with respect to future strategic challenges and opportunities. His substantial experience serving on the boards of directors of publicly traded companies and his corporate management and leadership experience enable him to to provide valuable insight with respect to critical oversight responsibilities, and related actions in the Board environment.
Background:
•Republic Services, Inc. an environmental services company
•2019 – 2021 (retired): Chief Executive Officer

•2010 - 2021: Director
•2011 - 2019: President and Chief Executive Officer
•2008 - 2011: President and Chief Operating Officer
•Allied Waste Industries, Inc.
•2005 - 2008: President and Chief Operating Officer
•2002 - 2005: Chief Operating Officer
Other Current Public Company Directorships
•Martin Marietta Materials, Inc.

2025 Proxy Statement	25

Item 1 Election of Directors
Corporate Governance
Corporate Governance Highlights
Our commitment to good corporate governance is evidenced by the following practices:

Board structure and governance	Sustainability

•Active Board oversight of risk
•Lead Director and strong Committee Chair roles with clearly articulated responsibilities
•9 out of 10 director nominees are independent
•Mandatory director retirement age
•Annual Board and Committee self-evaluation process, including individual director evaluations
•Executive sessions at each Board meeting led by the Lead Director without the CEO or other management present

•Long-standing commitment to sustainability
•Board oversight of human capital management and culture
•Comprehensive Sustainability Report in alignment with the Global Reporting Initiative, Sustainability Accounting Standards Board and the Task Force on Climate-Related Financial Disclosures frameworks
•Established climate strategy and 2030 Commitments, including greenhouse gas emission ("GHG") reduction targets
•Annual independent third-party assessment of pay equity

Stockholder rights and engagement	Stock ownership

•Annual election of directors •Majority voting for directors •Stockholder proxy access •Active and responsive stockholder engagement process •No stockholder rights plan •No supermajority voting provisions
•Stock ownership guidelines of 5x base salary for CEO
•Stock ownership guidelines of 5x annual retainer fee for non-employee directors
•Stock ownership guidelines of 2.5x base salary for our other executive officers
•No hedging or pledging of Company stock by directors, executive officers, or employees
•Executive Incentive Pay Clawback Policy

26	2025 Proxy Statement

Item 1 Election of Directors
Board Leadership Structure
In order to ensure effective, independent leadership on the Board and appropriate oversight of management, Eastman’s Bylaws and Corporate Governance Guidelines require an independent Lead Director when the same person holds the CEO and Board Chair positions or if the Board Chair is not otherwise independent. Our Corporate Governance Guidelines provide the Board the flexibility to determine whether or not the separation or combination of the Board Chair and Chief Executive Officer offices is in the best interests of the Company. The decision as to whom should serve as Board Chair and CEO, and whether the offices should be combined or separated, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of then existing facts and circumstances. The Board possesses considerable experience and unique knowledge of the challenges and opportunities the Company may face and is in the best position to evaluate the Company’s needs and the capabilities of our directors and senior executives to meet those needs.
As this point in time, the Board believes that combining the roles of Chair and CEO helps ensure that the CEO, with his extensive knowledge of the Company and full-time focus on the business affairs of the Company, can effectively and efficiently manage implementation of the Board's strategy, recommendations and decisions.

Mark J. Costa Board Chair	Brett D. Begemann Lead Director

Duties and Responsibilities:
•Providing leadership and working with the Board to define its structure and activities in the fulfillment of its responsibilities;
•Chairing all Board meetings, setting agendas, managing discussions, and guiding the Board towards consensus on key issues;
•Leading the Board's development and implementation of the Company's long-term strategic plan;
•Fostering open communication between the Board, management, and stakeholders;
•Playing a key role in overseeing succession planning for senior management and the Board of Directors;
•Overseeing the identification and mitigation of key risks facing the company; and
•Ensuring the Board operates with ethical and compliant practices, adhering to relevant regulations.
Considerations in Selecting this Leader:
Mark J. Costa has served as Board Chair since 2014. Mr. Costa has extensive industry and company knowledge as he has served in a variety of senior leadership positions at Eastman since 2006, and as its Chief Executive Officer since 2014. His unique knowledge of the opportunities and challenges facing the business, chemical industry and various market participants make him uniquely qualified to serve as Chair.

Duties and Responsibilities:
•Calling, setting agendas for, and presiding over executive sessions of the non-employee, independent directors at meetings of the Board;
•Briefing the Board Chair on any issues arising from the executive sessions, as appropriate;
•Calling special meetings of the full Board or the non-employee, independent directors;
•Presiding over Board meetings in the absence of the Board Chair;
•Collaborating and consulting with the Board Chair and CEO, the Corporate Secretary, and other senior management on agendas, schedules, and materials for Board meetings;
•Acting as a liaison between the independent directors and the Board Chair; and
•Being available with the Board Chair for consultation and direct communication with stockholders.
Considerations in Selecting this Leader:
Brett D. Begemann has served as Lead Director since May 2023. Mr. Begemann’s experience on the Eastman Board and Board committees since 2011 give him a well-informed perspective as he acts as a liaison between the directors and the Chair. He also brings a significant depth of knowledge in the global biotechnology and chemicals business that provides valuable insights in a number of functional areas critical to Eastman.

2025 Proxy Statement	27

Item 1 Election of Directors
Board Committees
The Board has an Audit Committee, a Compensation and Management Development Committee, a Nominating and Corporate Governance Committee, an Environmental, Safety and Sustainability Committee, and a Finance Committee. All committee members are non-employee, independent directors.
In addition to the Lead Director providing independent leadership of the Board, certain key Company functions have completely independent Board oversight. As described below, the Finance Committee and the Environmental, Safety and Sustainability Committees consist of all the non-employee, independent directors and are chaired by an independent director. Under this hybrid leadership structure with two Board “committees of the whole,” the Company’s finance functions and health, safety, environmental, security, and sustainability functions are overseen by all of the independent directors under independent director leadership.
We believe that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies, procedures, and practices described below, provide appropriate oversight, discussion, and evaluation of decisions and direction from the Board.

Audit Committee

Members: Humberto P. Alfonso (Chair) Eric L. Butler Linnie M. Haynesworth Kim Ann Mink Donald W. Slager Meetings in 2024: 9
Duties and Responsibilities
The purpose of the Audit Committee is to assist the Board in fulfilling the Board’s oversight responsibilities relating to:
•the integrity of the financial statements of the Company and the Company’s system of internal controls over financial reporting and disclosure controls and procedures;
•the Company’s management of and compliance with legal and regulatory requirements;
•the independence and performance of the Company’s internal auditors;
•the qualifications, independence, and performance of the Company’s independent registered public accounting firm;
•the retention and termination of the Company’s independent registered public accounting firm, including the approval of fees and other terms of their engagement and the approval of non-audit relationships with the independent registered public accounting firm; and
•risk assessment and risk management, including cybersecurity risks.
The Board has determined that each member of the Audit Committee is “independent” and “financially literate,” and that Mr. Alfonso is an “audit committee financial expert” under applicable provisions of the NYSE listing standards and the Exchange Act.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

28	2025 Proxy Statement

Item 1 Election of Directors

Compensation and Management Development Committee

Members: James J. O’Brien (Chair) Brett D. Begemann Julie F. Holder Renée J. Hornbaker David W. Raisbeck* Meetings in 2024: 6 *Retiring effective May 1, 2025
Duties and Responsibilities
The purpose of the Compensation and Management Development Committee (the “Compensation Committee”) is to:
•establish, administer, and oversee the Company’s policies, programs, and procedures for evaluating, developing, and compensating the Company’s executive officers, including oversight of management succession and risk assessment of compensation programs and practices;
•oversee the Company’s efforts to attract, develop, and retain talent, including review of engagement initiatives, talent development, succession planning, employee engagement, culture, and retention programs;
•oversee the Company’s management development and compensation and benefits philosophy and strategy; and
•determine the compensation of the Company’s executive officers, review management’s executive compensation disclosures, approve adoption of cash and equity-based incentive compensation plans, and oversee management’s administration of the Company’s benefits plans.
The Compensation Committee has exclusive authority to grant stock-based incentive awards under the 2021 Omnibus Stock Compensation Plan and has delegated to the Board Chair and Chief Executive Officer authority to make certain limited stock-based compensation awards to employees other than executive officers. The Compensation Committee receives input from its independent compensation consultant and Company management on compensation and benefits matters, and considers such input in establishing and overseeing management’s compensation programs and in determining executive compensation.
The Board has determined that each member of the Compensation Committee is “independent” under applicable provisions of the NYSE listing standards.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Management Development Committee is, or in 2024 was, an officer or former officer or employee of the Company or any of its subsidiaries. In addition, none of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Board or Compensation Committee during 2024.

2025 Proxy Statement	29

Item 1 Election of Directors

Nominating and Corporate Governance Committee

Members: Julie F. Holder (Chair) Brett D. Begemann Renée J. Hornbaker James J. O’Brien David W. Raisbeck* Meetings in 2024: 4 *Retiring effective May 1, 2025
Duties and Responsibilities
The purpose of the Nominating and Corporate Governance Committee is to:
•identify individuals qualified to become Board members;
•recommend to the Board candidates to fill Board vacancies and newly-created director positions;
•recommend to the Board whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms;
•review, develop, and recommend to the Board corporate governance principles and practices, and regularly review and evaluate corporate governance guidelines, principles, and practices in light of evolving trends and developments;
•review and make recommendations to the Board regarding director compensation (see “Director Compensation”);
•oversee the Board’s evaluations; and
•recommend committee structures, membership, and chairs and, if the Board Chair is not an independent director, the independent director to serve as Lead Director.
The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under applicable provisions of the NYSE listing standards.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

Environmental, Safety and Sustainability Committee

Members:
Kim Ann Mink (Chair)
Humberto P. Alfonso
Brett D. Begemann
Eric L. Butler
Linnie M. Haynesworth
Julie F. Holder
Renée J. Hornbaker
James J. O’Brien
David W. Raisbeck*
Donald W. Slager
Meetings in 2024: 2
*Retiring effective May 1, 2025

Duties and Responsibilities
The purpose of the Environmental, Safety and Sustainability Committee is to review with management and, where appropriate, make recommendations to the Board regarding:
•the Company’s policies and practices concerning health, safety, environmental matters, security, and sustainability;
•the Company’s sustainability strategy, including decarbonization, greenhouse gas emission reduction goals and related climate disclosures; and
•philanthropy, public policy, and political activities matters.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

30	2025 Proxy Statement

Item 1 Election of Directors

Finance Committee

Members:
Renée J. Hornbaker (Chair)
Humberto P. Alfonso
Brett D. Begemann
Eric L. Butler
Linnie M. Haynesworth
Julie F. Holder
Kim Ann Mink
James J. O’Brien
David W. Raisbeck*
Donald W. Slager
Meetings in 2024: 4
*Retiring effective May 1, 2025

Duties and Responsibilities
The purpose of the Finance Committee is to review with management and, where appropriate, make recommendations to the Board regarding:
•the Company’s financial position and financing activities, including consideration of the Company’s financing plans and strategies;
•cost of capital;
•significant corporate transactions (including acquisitions, divestitures, and joint ventures);
•capital expenditures;
•financial status of the Company’s defined benefit pension plans;
•payment of dividends and issuance and repurchase of stock; and
•use of financial instruments, commodity purchasing, insurance, and hedging arrangements and strategies to manage exposure to financial and market risks.
A copy of the charter is available on the “Investors — Governance” section of the Company’s website.

Key Areas of Board Oversight
Corporate Strategy and Business Performance
With the leadership of the Board Chair and CEO, the Board actively oversees development, implementation and performance of management’s corporate growth and business strategy, including the current innovation-driven growth model. Corporate strategy, business and financial results, expectations, prospects, and opportunities are reviewed and discussed at each Board meeting and at meetings of the Audit, Compensation and Management Development, Finance, and Environmental, Safety and Sustainability Committees, including in separate private (or “executive”) sessions with the CEO and other individual executive and senior managers.
Succession Planning
The Board oversees workforce and senior management development primarily through its Compensation and Management Development Committee. In its oversight of senior management evaluation, development and compensation, as well as its evaluation of executive officer performance and determination of executive compensation, the Compensation Committee regularly reviews with management and the Board employee composition, talent, and senior management development and succession plans. In addition, the Compensation Committee and/or the full Board regularly review(s) management and employee engagement programs and initiatives. In addition, the CEO regularly reviews and discusses privately with the Board short-term and long-term executive succession plans. The Lead Director and the Chair of the Compensation Committee routinely review CEO and senior management succession plans with the independent directors.

2025 Proxy Statement	31

Item 1 Election of Directors
Risk Oversight
A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. During the Company’s risk management review process, risk is assessed throughout our entire business, and is reported to a management corporate risk committee comprised of members of various business units and control functions. Risks that are identified as “high-level” risks are reported to the Audit Committee and thereafter assigned, as appropriate, to various Board’s Committees, or to the Board as a whole, for further review, analysis, and development of appropriate plans for risk management and mitigation.

Board

•The Board maintains oversight responsibility for the management of the Company’s risks, and oversees an enterprise-wide approach to risk management, designed to provide a holistic view of organizational objectives, including strategic objectives, to improve long-term organizational performance, to prioritize and manage identified risks, and to enhance stockholder value.
•The full Board reviews with management its process for managing enterprise risk.
•While the Board maintains the ultimate oversight responsibility for risk management and for oversight of certain specific risks, each of the various Committees of the Board have been assigned responsibility for risk management oversight of specific identified areas.

Compensation Committee	Finance Committee	Environmental, Safety and Sustainability Committee

•The Compensation Committee: (i) strives to develop an executive compensation program, including incentives, that encourages an appropriate level of risk-taking behavior consistent with the Company’s long-term business strategy; and (ii) regularly reviews employee development as part of the Company’s succession planning process.

•The Finance Committee has oversight responsibility related to the Company’s financial position and financing activities, including such areas as capital structure, raw material and energy costs, availability, and price volatility and hedging, large capital projects, pension obligations and funding, and acquisitions, divestitures, and joint ventures.

•The Environmental, Safety and Sustainability Committee assists the Board in fulfilling its oversight responsibility with respect to health, safety, environmental matters, security, public policy and political activities, and the Company’s sustainability strategy, GHG emission reduction goals and related climate disclosures.

Audit Committee	The Nominating and Corporate Governance Committee

•The Audit Committee is charged with overseeing our risk assessment and management process each year to: (i) ensure that management has instituted processes to identify major risks and has developed plans to manage such risks; and (ii) review with management the most significant risks identified and management’s plans for addressing and mitigating the potential effects of such risks.
•The Audit Committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, internal controls over financial reporting and disclosure controls and procedures.

•The Nominating and Corporate Governance Committee conducts an annual assessment of nominees to our Board and is charged with developing and recommending to the Board corporate governance principles and policies and Board Committees structure, leadership, and membership, including those related to, affecting, or concerning the Board’s and its Committees’ risk oversight.

32	2025 Proxy Statement

Item 1 Election of Directors

Cybersecurity Risk Oversight
The Board is also responsible for the oversight of cybersecurity risk, mitigation strategies and the overall resiliency of the Company’s technology infrastructure. As part of their risk oversight responsibilities, the Board and Audit Committee periodically review third-party assessments of information security standards, any incidents that could have a material impact on the Company’s network, and potential cybersecurity risk disclosures. The Board has broadened its director skill sets with the addition of a director who has extensive background and experience in cybersecurity governance.
The Company has a dedicated Chief Information Officer (“CIO”) and an Information Security Director who are supported by a team of cybersecurity professionals that are responsible for leading the Company-wide cybersecurity program and risk mitigation efforts. The Company's internal audit team provides independent assurance on the overall operations of the Company's cybersecurity program. The Company also engages multiple external parties to conduct cybersecurity maturity and risk assessments. The Company ensures that all employees, including part-time and temporary employees, undergo cybersecurity training and compliance programs at least annually.

Human Capital and Company Culture
The Board believes that effective attraction, development, and retention of our employees (or “human capital”), including workforce and management development, engagement, succession planning, corporate culture, and compensation and benefits, are vital to the success of Eastman’s innovation-driven growth strategy. The Board regularly evaluates Eastman’s culture and monitors leadership quality, employee morale, and talent development through one-on-one meetings with key senior managers, senior manager presentations at Board and Committees meetings, and other meetings before and after Board and Committees meetings. Additional detail around human capital management can be found under “Human Capital” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”).
Workplace Safety
Management continues to drive workplace safety improvements by focusing on leadership's commitment to personal safety, process safety, and asset integrity. These actions, which are outlined below, continue to drive critical personal and process safety performance improvements:
•An executive-led process safety governance committee that provides regular updates to the Board;
•Increased expectations and opportunities for leaders at every level to spend more time “in the field” with our manufacturing and maintenance teams;
•Recommitted to personal accountability for all Eastman employees through our basic safety expectations;
•Reinforced operational excellence and procedure discipline through improved, standardized programs and enhanced training for leaders and front-line team members; and
•Addressed all identified actions needed to mitigate the most significant process safety risks across our global sites.
Building on the significant progress we made on our safety performance in 2023, we set ambitious continuous improvement targets for 2024, and achieved our best-ever performance for OSHA recordable injuries with a year-over-year reduction of nearly 30%.

2025 Proxy Statement	33

Item 1 Election of Directors
Sustainability
Board of Directors
At the highest level, the Board provides oversight of our growth strategy, which is founded on a model of innovating for a sustainable future. Chaired by Dr. Kim Ann Mink, the Environmental, Safety and Sustainability Committee is a Board Committee comprised entirely of independent directors that oversee our sustainability strategy, initiatives, and performance. Eastman’s Chief Sustainability Officer meets regularly with the Environmental, Safety and Sustainability Committee to review sustainability initiatives and progress.
Sustainability Council and Executive Oversight
Eastman’s Sustainability Council is composed of executive team members and senior leaders to drive alignment of our commitments across the enterprise and address emerging opportunities. Eastman’s CEO and Board Chair has executive responsibility for the Company’s strategy and performance, including sustainability performance as it aligns to the corporate strategy. Sustainability goals are included in our CEO’s annual personal performance commitments, including environmental performance and safety.
Eastman’s three sustainability sub-councils and their working groups proactively identify emerging issues, assess options, and make recommendations. The membership of the sub-councils is strategically selected for organizational representation and subject matter expertise to catalyze action on important issues.

Board of directors
Executive team
Sustainability Council
ONGOING STAKEHOLDER ENGAGEMENT
INTERNAL GOVERNANCE OF SUSTAINABILITY ISSUES AND OPPORTUNITIES
MOST MATERIAL ESG ISSUES AND OPPORTUNITIES
Enhancing the quality of life in a material way
Economic Impact Sub-Council
Business integration and continuous portfolio improvement
People and Society Sub-Council
Relationships with employees, suppliers, clients and communities
Environmental Impact Sub-Council
Conservation and protection of the natural environment

The Company’s sustainability program, and its relationship to our strategy for innovative growth, is described in our annual Sustainability Report, “A Better Circle,” which can be found in the Sustainability section of the Company’s website.

34	2025 Proxy Statement

Item 1 Election of Directors
Board Practices, Processes, and Policies
Board Meetings and Attendance
The Board held six meetings during 2024. Each Board meeting included one or more “executive sessions” led by the Lead Director without the Chief Executive Officer or other management present. Each director nominee attended 100% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Committees of the Board on which he or she served. The Board meets immediately before each annual meeting of stockholders, and the directors in attendance at such Board meeting attend the annual meeting of stockholders. All director nominees then serving on the Board attended the 2024 virtual Annual Meeting of Stockholders.
Board and Committee Performance Evaluations
Board and Committee evaluations play an important role in ensuring that the Board and its Committees’ function effectively and in the best interest of our stockholders. Each year, the Board and its Committees evaluate their performance against the requirements of the Corporate Governance Guidelines and the applicable Committee charter. The self-evaluation process seeks to identify specific areas, if any, that need improvement or strengthening in order to increase the effectiveness of the Board, its members and its Committees. The Board periodically conducts a formal peer assessment with an external third-party facilitator. Individual directors are evaluated by the Lead Director and the NCG Committee as part of consideration for nomination for election or re-election.

1	Evaluation Framework Planning

The Lead Director and Chair of the NCG Committee establish the framework for the annual performance evaluation based on the needs of the Board and its Committees as well as changes in corporate governance best practices.

2	Identify Evaluation Discussion Topics

The NCG Chair and Lead Director then identify relevant topics for discussion, which evolve from year to year. The topics typically include, among others, Board composition and structure, business strategy and operations oversight, risk management, Board and Committee meeting materials and conduct, and interactions with management.

3	Review of Director Performance Evaluations and Feedback

The Lead Director and Chair of the NCG Committee then review the feedback provided by each of the directors on the discussion topics, which are designed to elicit candid feedback from the directors.

4	Findings Reviewed by Lead Director and Board Chair

The NCG Chair compiles the feedback into a comprehensive written narrative report, which is shared with the Lead Director and Board Chair for additional feedback prior to discussion with the Committees and full Board.

5	Feedback Evaluated

The Lead Director and NCG Chair then share the results with the full Board and facilitate an in-depth discussion of the performance evaluations, feedback, and recommended actions aligning on improvement opportunities and timing for implementation.

6	Action Items

In response to the 2024 Board and Committee evaluations, the Board committed to: (i) allotting more time for directors to interact with employees and tour Company operating facilities; (ii) providing more opportunities for Committee rotation; and (iii) continuing its ongoing Board refreshment process with a focus on supplementing key skill-sets identified through the Board succession planning process.

2025 Proxy Statement	35

Item 1 Election of Directors
Outside the Boardroom
As part of the Company’s efforts to ensure directors have the necessary resources to fulfill their responsibilities to stakeholders, the Company provides continuing education opportunities for directors to stay informed on trends and developments relevant to Eastman and our industry. Directors also periodically participate in visits to Eastman operating facilities, including a visit by directors in 2024 to the Company's methanolysis plant in Kingsport, TN. These visits provide opportunities for directors to observe Company culture and develop a deeper understanding of the complexities of the Company’s manufacturing operations. Directors also regularly interact with non-executive management employees outside of the boardroom as part of the Board’s ongoing succession planning process. In addition, directors receive valuable input from stockholders that helps inform the Board's strategic planning efforts.

Talent Development	Stockholder Engagement

The Board believes that talent management and employee development are vital to the success of Eastman’s innovation-driven growth strategy. Accordingly, the Board regularly monitors leadership quality, employee morale, and talent development through one-on-one meetings with key senior managers, senior management presentations at Board and Committees meetings, and other meetings before and after Board and Committees meetings.
The Board values input from stockholders on all matters related to Eastman. To create opportunities for directors to receive feedback from the Company’s stockholders, directors may engage directly with stockholders of the Company from time to time. In addition to the direct engagement by the Board or its members, the Board also receives periodic updates from management on regular and on-going engagement efforts that provide further insight to stockholder interests and concerns.

Director Orientation	Continuing Education

All new directors take part in a director orientation, which includes written material and presentations, and individual meetings with fellow directors, key leaders and employees, to familiarize such directors with, among other things, the Company’s business, strategic plans, internal controls, risk management processes, compliance programs, Code of Business Conduct and Ethics, corporate governance guidelines, independent auditors and advisors, and securities trading and reporting responsibilities.

The Board encourages all directors to stay abreast of developing trends for directors by attending director development programs and conferences that relate to director fiduciary duties, corporate governance topics or other topics relevant to the work of the Board. The Company compensates directors for attendance at such courses and pays the reasonable expenses thereof.

36	2025 Proxy Statement

Item 1 Election of Directors
Transactions with Directors, Executive Officers, and Related Persons
The Board reviews and evaluates transactions involving the Company in which non-employee directors, executive officers, and any of their collective affiliates (including immediate family members and other firms, corporations, or entities with which such person has a relationship) have or had a direct or indirect interest. Written Company policies: (i) require approval by the Board (in the case of the Chief Executive Officer) or senior management (in the case of all other employees) of each Company transaction in which an employee has a direct or indirect financial or other personal interest, and (ii) restrict reporting relationships between immediate family members. In the most recent review, the Board considered purchases and sales of products and services in the ordinary course of business to and from companies of which non-employee directors are or were directors. Each such transaction was determined by the Board not to be a material transaction or relationship.
The Board also reviewed employment by the Company of three immediate family members of executive officers. Two immediate family members (husband and brother-in-law) of Michelle R. Stewart, the Company’s Vice President, Chief Accounting Officer and Corporate Controller (principal accounting officer) and the spouse of Travis Smith, Executive Vice President, Additives & Functional Products, Manufacturing, WWE&C and HSE, are employed by Eastman. Each of these three individuals is employed in a non-executive officer position and each received total compensation for 2024 of less than $250,000. The terms of the employment of Ms. Stewart’s and Mr. Smith’s immediate family members, including compensation and benefits, were in all respects according to standard Company employment policies and practices applicable to professional employees with comparable qualifications and responsibilities and holding similar positions. None of these three individuals works in the same internal organization, nor are they in the line of management, of their respective family member executive. In each case, neither Ms. Stewart nor Mr. Smith made, and will not make, any hiring, compensation, promotion, or evaluation decisions regarding their family members. Consistent with our related person transaction policy as described above, our NCG Committee and Board reviewed this matter.
Board Corporate Governance Guidelines and Committee Charters; Code of Business Conduct and Ethics; and Insider Trading Policy
The NCG Committee of the Board periodically reviews and assesses the Board’s Corporate Governance Guidelines and governance practices, and each Committee reviews and assesses its charter, and recommends any changes to the Board. We make available free of charge, through the “Investors — Governance” section of the Eastman website, the Board’s Corporate Governance Guidelines, the charters of each of the Committees of the Board, and the Codes of Business Conduct and Ethics for our directors, officers, and employees. Such materials are also available in print upon written request of any stockholder to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations.
The Company has adopted an insider trading policy governing the purchase, sale, and/or other dispositions of its securities by its directors, officers, employees, and independent consultants and contractors. This policy is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. It is the Company’s policy to comply with all applicable securities and state laws when engaging in transactions in the Company’s securities.
Board Stockholder Communication and Engagement Policy
We have adopted a Board Stockholder Communication and Engagement Policy to facilitate communication between stockholders and other interested parties and the Board. Stockholders and other interested parties may send communications to the Board, any individual director, or the independent directors as a group in writing by mail or email to: Board of Directors, Eastman Chemical Company, c/o Corporate Secretary, P.O. Box 1976, Kingsport, Tennessee 37662-1976, email: corpsecy@eastman.com and leaddirector@eastman.com. Stockholders should indicate in the “ATTN:” line of the envelope or the subject line of the email, as applicable, whether the communication is directed to the Board, an individual director, or the independent directors as a group. The Board Stockholder Communication and Engagement Policy is available on the “Investors — Governance” section of the Company’s website.

2025 Proxy Statement	37

Compensation Philosophy for Directors
Director compensation is determined by the Board based upon the recommendation of the NCG Committee and its compensation consultant. The Board uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve as directors. In setting the compensation of non-employee directors, the NCG Committee and the Board consider the significant amount of time that the Board and its Committees are expected to expend, the skills, knowledge, and understanding needed for service on the Board, and the types and amounts of director pay of similar public companies. Cash retainers and event fees, as described below, are paid in two semi-annual payments.
The NCG Committee and the Board annually review non-employee director compensation, and the Board, upon the recommendation of the NCG Committee, approves amounts and forms of director compensation to make the value of total non-employee director compensation consistent with competitive peer data. The NCG Committee in late 2023 reviewed non-employee director total pay based on external market comparisons, and accordingly, the Board made changes to non-employee director compensation for 2024 to increase the annual retainer from $120,000 to $125,000 and the annual restricted stock award from $110,000 to $120,000.

Highlights of our Director Compensation Program

The Director compensation program emphasizes alignment between director and stockholder interests.
What We Do
   Directors are required to hold 5 x their annual retainer in Eastman shares.
   Allow directors to defer annual cash retainer into Eastman stock fund.
   Majority of director compensation paid in the form of equity or equity equivalents.
   One-third of equity compensation automatically deferred into the Eastman Stock Fund.

What We Don’t Do
   Pay fees for attending Board or Committee meetings.
   Allow hedging or pledging of Eastman securities.
  Target a specific percentile of competitive peer company pay to set director compensation.
  Grant performance units or stock options to directors.

38	2025 Proxy Statement

Director compensation
2024 Director Compensation

Cash Retainer		Restricted Stock Awards
Cash fees for 2024 were as follows:

Non-Employee Director Annual Retainer	$125,000	Non-Employee Director Annual Award	$120,000
Lead Director Retainer	$45,000	Director (one-time award upon initial election to the Board)	$10,000
Chair Retainer — Audit Committee	$25,000
Chair Retainer — Compensation and Management Development Committee	$20,000
Chair Retainer — Nominating and Corporate Governance Committee	$15,000	Deferred Compensation
Chair Retainer — Finance Committee	$15,000	Automatic annual deferral into Eastman Stock Fund	$60,000
Chair Retainer — Environmental, Safety and Sustainability Committee	$15,000
“Event” Fee (Per Event)*	$1,500

*    Event fees are paid in connection with significant time spent outside Board or Committee meetings for director training, interviewing director candidates, meeting with Company management, meeting with external auditors, meeting with investors and management, or other meetings or activities as directed by the Board or one of its Committees.
Each non-employee director receives an annual award of restricted shares of common stock having a fair market value equal to $120,000 made on the date of the Annual Meeting of Stockholders, which vests if the director is still serving as a director immediately prior to the election of directors at the next annual meeting of stockholders. In addition, upon initial election to the Board, a director receives a one-time award of restricted shares having a fair value equal to $10,000. The restricted shares are generally not transferable and are subject to a one-year vesting period. During the restricted period, the director has all of the rights of a stockholder with respect to the restricted shares (other than the right to transfer the shares), including voting and dividend rights.
Directors’ Deferred Compensation Plan
The Directors’ Deferred Compensation Plan (the “DDCP”) is an unfunded, nonqualified, deferred compensation plan under which each non-employee director may elect to defer compensation received as a director until he or she ceases to serve as a director. Prior to the start of each year, non-employee directors may make an irrevocable, annual election to defer compensation for services to be rendered the following year. Compensation that may be deferred includes: (i) all or a portion of cash compensation for service as a director, including retainer and event fees; and/or (ii) the annual restricted stock award for service as a director.
If a director elects to defer the annual restricted stock award, the value of the award is first converted to an unvested deferred cash equivalent amount in the director's Eastman phantom stock account of the DDCP, which is subject to forfeiture until it vests, after which it remains deferred until the end of service as a director. In addition, $60,000 of each non-employee director's annual cash retainer is automatically deferred into the director’s Eastman phantom stock account of the DDCP. Upon completion of service as a director, the value of the director’s DDCP account is paid, in cash, in a single lump sum or in up to ten annual installments as elected in advance by the director.
For 2024, there were no preferential or above-market earnings on amounts in individual hypothetical investment accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on the underlying common stock or interest on amounts deferred at a rate exceeding 120% of the federal long-term rate). Eastman does not have a director pension plan.

2025 Proxy Statement	39

Director compensation
Director Compensation Table
The following table provides information concerning compensation paid to the Company’s non-employee directors for 2024. The only director who is an employee of the Company (Mr. Costa, our CEO) received no additional compensation for his service on the Board.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Humberto P. Alfonso Audit Committee Chair	$153,000	$120,092	$60,000	$333,092

Brett D. Begemann Lead Independent Director	$170,000	$120,092	$60,000	$350,092

Eric L. Butler	$131,000	$120,092	$60,000	$311,092

Edward L. Doheny II	$62,500	0	$30,000	$92,500

Linnie M. Haynesworth	$125,000	$120,092	$60,000	$305,092

Julie F. Holder Nominating and Corporate Governance Committee Chair	$140,000	$120,092	$60,000	$320,092

Renée J. Hornbaker Finance Committee Chair	$155,000	$120,092	$60,000	$335,092

Kim A. Mink Environmental, Safety and Sustainability Committee Chair	$140,000	$120,092	$60,000	$320,092

James J. O’Brien Compensation and Management Development Committee Chair	$145,000	$120,092	$60,000	$325,092

David W. Raisbeck	$125,000	$120,092	$60,000	$305,092

Donald W. Slager	$74,519	$9,845	$35,769	$120,133

Charles K. Stevens III	$62,500	0	$30,000	$92,500

(1)Compensation in this column consists of director retainer fees and, where applicable, Lead Director or Committee Chair retainer fees, as well as event fees paid in 2024 to Mr. Alfonso ($3,000), Mr. Butler ($6,000), and Ms. Hornbaker ($15,000).
(2)Represents the grant date fair value, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (Stock Compensation). See note 18 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2024, mailed and delivered electronically with this proxy statement, for a description of the assumptions made in the valuation of stock awards under FASB ASC Topic 718.
Messrs. Alfonso, Begemann, and Ms. Haynesworth, and Dr. Mink each elected to receive the annual restricted stock award as deferred phantom stock units pursuant to the DDCP.
Mr. Slager held 100 restricted shares, and Messrs. Butler, O’Brien, and Raisbeck and Mses. Holder, and Hornbaker each held 1,252 restricted shares as of December 31, 2024.
(3)Amount of annual retainer not included in the “Fees Earned or Paid in Cash” column that was automatically deferred into the director’s Eastman phantom stock investment account of the DDCP. The value of non-employee director perquisites and personal benefits that have an incremental cost to the Company (personal liability insurance and Company-provided insurance for non-employee director travel) are not reported for 2024 since the total amount per individual was less than $10,000.

40	2025 Proxy Statement

ITEM 2 Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025. In making this appointment, the Audit Committee has determined that the retention of PwC continues to be in the best interests of Eastman and its stockholders. Although PwC has served as the Company’s independent auditor since 1993, the Sarbanes-Oxley Act of 2002 requires the lead engagement partner on an audit of a public company to rotate off the engagement every five years. The Audit Committee believes PwC’s tenure as the Company’s independent registered public accounting firm has provided the firm with a deep understanding of the Company's business. PwC's tenure and knowledge of the Company's business has served to enhance the audit processes and overall audit quality, which are aided by:
•Robust auditor independence controls;
•Deep Company and industry knowledge; and
•Annual evaluation of independence, performance, and qualifications.
The stockholders are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of PwC is expected to attend the Annual Meeting and will have the opportunity to make a statement on behalf of the firm if he desires to do so. The representative is also expected to be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as Eastman’s independent registered public accounting firm for the year ending December 31, 2025.

2025 Proxy Statement	41

Item 2 Ratification of appointment of independent registered public accounting firm
Independence of PricewaterhouseCoopers LLP
To ensure continued auditor independence, the Audit Committee considered factors that continue to support PwC’s independence, such as oversight by the Public Company Accounting Oversight Board (“PCAOB”) through audit, quality, ethics, and independence standards and audit inspections, and PCAOB requirements for audit partner rotation. Under the auditor independence rules, PwC reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed under those rules.
Regular Rotation of Primary Engagement Partner
In accordance with applicable rules on partner rotation, PwC’s lead partner for our audit was changed in 2021, while PwC’s engagement quality review partner for our audit was most recently changed in 2022. The Audit Committee is involved in the selection of PwC’s primary engagement partner when there is a rotation, which typically occurs every five years.
PwC served as the Company’s independent registered public accounting firm for the years ended December 31, 2023 and 2024, and has billed the Company the following amounts for fees and related expenses for professional services rendered during 2023 and 2024:

($ IN THOUSANDS)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2024
Audit Fees and Expenses(1)	$5,599	$6,347
Audit-Related Fees and Expenses(2)	85	40
Tax Fees and Expenses(3)	2,231	1,161
All Other Fees and Expenses(4)	270	223
Total	8,185	$7,771
(1)Audit fees and expenses represent fees and expenses for professional services rendered for the audits of the consolidated financial statements of the Company (including the audit of internal controls over financial reporting), review of financial statements included in quarterly reports, statutory and subsidiary audits, issuance of comfort letters, and assistance with review of documents filed with the SEC.
(2)Audit-related fees and expenses consist primarily of assurance and related services, including audit and related procedures for possible mergers, acquisitions, and divestitures, and consultations concerning application of and compliance with financial accounting and reporting standards.
(3)Tax fees and expenses consist primarily of services related to domestic and international tax planning, tax compliance, including preparation of tax returns and claims for refunds, tax advice, assistance with respect to tax audits, and requests for rulings for technical advice from tax authorities.
(4)All other fees and expenses principally include ESG assurance and cybersecurity advisory services.
As described below under “Report of the Audit Committee,” all audit and non-audit services provided to the Company by PwC were pre-approved by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority.

42	2025 Proxy Statement

Item 2 Ratification of appointment of independent registered public accounting firm
Report of the Audit Committee

The Audit Committee evaluates the performance of the independent registered public accounting firm, including the lead engagement partner, each year and determines whether to reengage the current independent registered public accounting firm or consider other independent registered public accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the firm, the firm’s global capabilities, and the firm’s technical expertise, tenure as the Company’s independent registered public accounting firm, and knowledge of the Company’s global operations and industry. Based on this evaluation, the Audit Committee decided to retain PricewaterhouseCoopers LLP ("PwC") to serve as independent registered public accounting firm for the year ending December 31, 2025. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the independent registered public accounting firm at the Annual Meeting (see “Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm”).

ROLES AND RESPONSIBILITIES. On behalf of the Board, the Audit Committee oversees the Company’s financial reporting process and its internal control over financial reporting and related disclosure controls and procedures, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting. All audit and non-audit services provided to the Company by the independent registered public accounting firm are pre-approved by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority, and the Audit Committee considers the compatibility of such non-audit services with the accounting firm’s independence. At the beginning of the year, the Audit Committee reviewed and approved all known audit and non-audit services and fees to be provided by and paid to PwC, the Company’s independent registered public accounting firm. During the year, specific audit and non-audit services or fees not previously approved by the Audit Committee were approved in advance by the Audit Committee or by the Chair of the Audit Committee pursuant to delegated authority.
MEETINGS AND EXECUTIVE SESSIONS. The Audit Committee had nine meetings during 2024, five of which were regular meetings that included separate private (or “executive”) sessions of the Audit Committee with the Company’s independent registered public accounting firm and with Company management, including the Director of Corporate Audit Services, the Chief Legal Officer, the Chief Financial Officer, the Chief Accounting Officer and Corporate Controller, the Director of Global Business Conduct, the Chief Information Officer, and other financial and legal management employees. These executive sessions included discussion of specific financial management, legal, accounting, auditing, internal controls and disclosure controls, corporate compliance, and risk management matters. As part of its oversight of the Company’s risk management process, the Audit Committee reviewed and discussed management’s risk assessment and risk management program, including individual areas of risk and the overall risk management process. See “Risk Oversight” earlier in this proxy statement. The Audit Committee also met with the Chief Legal Officer and the Director of Global Business Conduct to discuss the effectiveness of the Company’s compliance program and received regular corporate compliance program status reports and updates.

2025 Proxy Statement	43

Item 2 Ratification of appointment of independent registered public accounting firm
REVIEW OF DISCLOSURES AND FINANCIAL REPORTING. Four of the Audit Committee’s meetings included a review of the Company’s planned public disclosures of quarterly financial results. These meetings included review with management and the independent registered public accounting firm of the financial statements and management’s discussion and analysis of financial condition and results of operations disclosures in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q prior to filing with the SEC and of matters relating to the Company’s internal control over financial reporting and disclosure controls and procedures for such filings.
Numerous other informal meetings and communications among the Chair of the Audit Committee, various Audit Committee members, PwC, the Director of Corporate Audit Services, the Chief Information Officer, and other members of the Company’s management also occurred. The agenda for each of the Audit Committee’s meetings is established by the Chair of the Audit Committee.
Throughout the year, the Audit Committee reviewed with the Company’s financial management, PwC, and the Director of Corporate Audit Services the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting, and the quality of the Company’s financial reporting.
Management has reviewed and discussed with the Audit Committee the audited financial statements and related disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. This review and discussion included the quality of accounting principles, the reasonableness of the significant accounting judgments and estimates, the clarity of disclosures in and concerning the financial statements, and the internal controls and disclosure controls and procedures that support management’s accounting and disclosure judgments and the certifications of the Chief Executive Officer and the Chief Financial Officer that the financial statements of the Company fairly present, in all material respects, the financial condition, results of operations, and cash flows of the Company.
DISCUSSIONS WITH EXTERNAL AUDITORS. In its meetings with representatives of PwC, the Audit Committee asked them to address, and discussed their responses to, questions relevant to the Audit Committee’s oversight. These discussions included significant accounting judgments or estimates made by management in preparing the financial statements, fair presentation to investors in the financial statements of the Company’s financial position and performance in accordance with generally accepted accounting principles and SEC disclosure requirements, and implementation of internal controls and internal audit procedures that are appropriate for the Company.
The Audit Committee also discussed with PwC the matters required to be discussed by the standards of the PCAOB. The Audit Committee has received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. In addition, the Audit Committee has received written materials addressing PwC's internal quality control procedures.
RECOMMENDATIONS AND APPROVALS. In reliance on these reviews and discussions, and the reports of PwC, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.
AUDIT COMMITTEE:

Humberto P. Alfonso (Chair)	Eric L. Butler	Linnie M. Haynesworth	Kim Ann Mink	Donald W. Slager

44	2025 Proxy Statement

ITEM 3 Advisory Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the right to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers ("NEOs") as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. The Compensation Committee considers the outcome of this vote in its establishment and oversight of the compensation of the executive officers, as further discussed in “Executive Compensation — Compensation Discussion and Analysis.” The Compensation Committee also considers input from investors as it designs and makes decisions with respect to the Company's executive compensation programs as described in “Executive Compensation — Compensation Discussion and Analysis —Stockholder Engagement.”
The Company’s strategy for business and financial growth from sustainable innovation, market engagement, and differentiated technologies and applications development leverages the capabilities of our employees to innovate and execute our growth strategy while remaining committed to maintaining a strong financial position with appropriate financial flexibility and liquidity. Our pay-for-performance compensation philosophy supports this strategy by stressing the importance of corporate and individual performance: (i) in meeting strategic and business goals for growth; (ii) creating value through innovation; and (iii) driving financial strength and flexibility, while remaining able to meet changing employee, business, and market conditions. Our executive compensation program is designed to attract and retain a talented and creative team of executives who will provide disciplined leadership for the Company’s success in dynamic, competitive markets. The Company seeks to accomplish this by motivating executives with an appropriate mix of compensation elements to drive value for stockholders. Please read the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation philosophy and programs, including information about the compensation of our NEOs for 2024, as detailed in the tables and narrative.
The say-on-pay vote gives stockholders the opportunity to indicate their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, objectives, and practices described in this proxy statement.
Stockholders are being asked to approve the compensation of the NEOs as disclosed in the “Executive Compensation” section of this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and related narrative disclosure. Because this vote is advisory, it will not be binding on the Compensation and Management Development Committee (the “Compensation Committee”), the Board, or the Company. However, the Compensation Committee and the Board value the opinions of the Company’s stockholders, and the Compensation Committee will consider the outcome of the vote in its establishment and oversight of the compensation of the executive officers.

The Board recommends that you vote “FOR” the advisory approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

2025 Proxy Statement	45

Item 3 Advisory Approval of Executive Compensation

Letter from the Compensation and Management Development Committee

As members of the Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee”), we are pleased to share with you an update on our ongoing efforts to ensure that our executive compensation policies remain aligned with the interests of our stockholders and are in keeping with industry best practices.
Compensation Philosophy
The Committee remains committed to delivering long-term stockholder value by attracting, retaining, and motivating top-tier executive talent who can drive the Company’s success. Our approach to executive compensation is designed to promote sustainable growth and ensure that our executives are incentivized to drive both financial performance and strategic success for the Company. We aim to provide compensation packages that are competitive within our industry, rewarding both individual and company performance. We strive to design our compensation programs so that a significant portion of our executives’ compensation is performance-based and tied to stockholder returns, ensuring that they are incentivized to create value for stockholders over the long term.
Performance and Alignment with Stockholder Interests
This year, our executive compensation decisions were directly linked to the Company’s performance, including key metrics such as earnings, cash flow, stockholder returns, and other critical factors that ensure both short- and long-term objectives are met. The total compensation for our executives was determined based on both the Company’s achievement of goals and relative stock price performance against a broader industry comparison group, ensuring a balanced approach to rewarding success.
Response to “Say-on-Pay” Vote
As part of our ongoing commitment to align executive compensation with stockholder interests, we have carefully considered the results of the recent “say-on-pay” vote, which saw lower support than what we have typically received. Following this vote, management and the Committee: (i) engaged with stockholders on executive compensation and other important topics; (ii) made changes to our 2024 compensation programs; and (iii) took steps to respond to stockholder feedback, each of which are described below in the "Compensation Discussion and Analysis." We deeply value the feedback provided by our stockholders through the “say-on-pay” vote and subsequent engagement, and take your perspectives into account when evaluating and refining our compensation policies. The Committee remains dedicated to listening to stockholders’ concerns and ensuring that our executive compensation structure is not only competitive but also transparent and consistent with the long-term goals of the Company.
Governance and Oversight
The Committee conducts regular reviews to ensure that the Company’s compensation practices remain transparent, competitive, and in line with the evolving market conditions. We also engage with independent advisors to benchmark our compensation practices to help ensure they are appropriately aligned with the interests of stockholders. We believe that a well-designed executive compensation program serves as a critical element in ensuring the long-term success of the Company.
We invite you to review the detailed information on executive compensation in this Proxy Statement, which provides further insights into the philosophy and methodology behind our decisions. We continue to evaluate and refine our approach, and your feedback is always welcomed and valued. We remain committed to aligning the interests of our executives with those of our stockholders, fostering long-term growth, and maintaining the highest standards of corporate governance. Thank you for your continued trust and investment in Eastman.

46	2025 Proxy Statement

Item 3 Advisory Approval of Executive Compensation
Report of the Compensation and Management Development Committee
The Compensation and Management Development Committee has reviewed and discussed with management the below “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation and Management Development Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE:

James J. O’Brien (Chair)	Brett D. Begemann	Julie F. Holder	Renée J. Hornbaker	David W. Raisbeck

2025 Proxy Statement	47

Compensation Discussion and Analysis (CD&A)
This CD&A provides compensation information for our named executive officers (“NEOs”) listed below.

Mark J. Costa Chief Executive Officer	William T. McLain, Jr. Executive Vice President and Chief Financial Officer	Brad A. Lich Executive Vice President and Chief Commercial Officer	Stephen G. Crawford Executive Vice President, Methanolysis Operations and WWE&C Transformation*	B. Travis Smith Executive Vice President, Additives & Functional Products, Manufacturing, WWE&C and HSE*
* WWE&C refers to Worldwide Engineering & Construction and HSE refers to Health, Safety and Environment.

Table of Contents

Executive Summary	49
"Our executive compensation philosophy is focused on linking compensation with Company and individual performance based on goals that drive results that are aligned with stockholder interests.
The Company's compensation program is designed to reflect appropriate governance practices, align with the needs of our business, and maintain a strong link between executive compensation and successful execution of our strategy."
 - James J. O'Brien
Compensation and Management Development Committee Chair

2024 Performance Highlights	49
Stockholder Engagement	52
Compensation Best Practices	54
Eastman Compensation Objectives, Philosophy and Program	54
Role of the Compensation Consultant	56
Compensation Peer Group	57
Elements of our Executive Compensation Program	58
2024 Compensation Overview	59
Base Salary	60
Annual Incentive Compensation	60
Long-term Incentive Compensation	63
Other Compensation and Benefits	65
Executive Termination and Change-in-Control Agreements	66
Analysis of Executive Compensation Risk	66
Compensation Recoupment “Clawback” Policies	66

48	2025 Proxy Statement

Executive compensation
Executive Summary
2024 Performance Highlights*

This past year, Eastman continued with a balanced focus on earnings and operating cash flow delivering strong operational and financial results in 2024. Key elements of our success were our product innovation, commercial and operational excellence, and safety as a foundation.
We began operations at the Company's new methanolysis facility in Kingsport, Tennessee, which is the centerpiece of the Company's innovative molecular recycling solution that will provide a new vector of growth going forward.
In addition, the Company continues to make progress on its second material-to-material molecular recycling facility to be located in Longview, Texas. The advancement of these projects reinforces our commitment towards making a significant contribution to the reduction of plastic waste and reshoring jobs to the U.S.

Generated revenue of approximately $9.38 billion, EBIT of $1.28 billion, and adjusted EBIT of approximately $1.30 billion.*

Generated EPS of $7.67 and adjusted EPS of $7.89.*

Returned $679 million to stockholders through dividends and share repurchases.

Generated new business of approximately $590 million.

Generated operating cash flow of approximately $1.29 billion in 2024.

*See Annex A for reconciliation of financial measures under U.S. GAAP to non-GAAP financial measures.

Key Changes to the Company’s Compensation Program in 2024:

Annual Incentive Plan:
•Adjusted the weighting of the primary financial performance measures.
•Included strategic and operational goals (20%) focused on improvements in safety, new business from innovation, and Company culture to provide better alignment with Company strategy.

Long-Term Incentive Plan:
•Introduced restricted stock units (20%), along with performance share awards (60%) and stock options (20%), to provide resilience across business cycles and varying market conditions.
•Replaced the matrix multiplier table with separate formulas for relative total shareholder return and return on invested capital metrics to provide a simple and direct framework for measuring and communicating our performance award objectives.
•Eliminated the payout modifier used in prior plans.

Peer Group:
•Realigned our compensation peer group to focus on specialty chemical and advanced materials companies driving innovation, sustainable solutions, and the circular economy.
•We selected peers that have a high-level of market and geographic complexity similar to Eastman.

Clawback Policy:	•Adopted separate policy (beyond the Dodd Frank required policy) that provides for the clawback of incentive compensation for senior executives in the event of detrimental conduct.

2025 Proxy Statement	49

Executive compensation
Overview of Executive Compensation Program
The table below describes each principal element of the Company's executive compensation program, how the Compensation Committee determines the amount or size of such compensation, and the primary compensation objectives applicable to each type of compensation.

Component	Vesting Period	How Pay is Determined	Why We Pay Each Component

Annual Base Salary	Ongoing	Comparable pay for similar jobs at peer group companies Scope of responsibilities Work experience Comparable pay of other Eastman executives and for other Eastman jobs Individual performance	Recognize job responsibilities and contributions Attract and retain executive talent

Annual Incentive Compensation Opportunity	1 year	Target awards are set as a percent of salary based on competitive data for similar jobs Payouts based on business and individual performance compared to pre-set goals and targets	Motivate attainment of short-term business objectives and individual performance commitments consistent with long-term strategic plans

Long-Term Incentive Compensation Opportunity	3 years performance shares (60%) restricted stock units (20%) stock options (20%) graduated vesting period with full vesting over 3 years
Target awards are a targeted dollar value based on competitive data; individual awards based on business and individual performance, contribution, and long-term potential
Payouts and appreciation based on long-term capital returns and stock price appreciation
Motivate attainment of long-term corporate performance resulting in stock price appreciation Encourage ownership mindset by aligning interests with stockholders Attract and retain executive talent

50	2025 Proxy Statement

Executive compensation
2024 CEO Earned or Accrued Compensation
We have included the tabular disclosure below to provide additional transparency around the compensation earned or accrued by the CEO in 2024, and the important distinctions from the “Summary Compensation Table” required disclosures. The difference in values for total compensation is solely attributable to the different valuation methodologies for the 2024 Performance Share Awards ("PSAs"), 2024 Restricted Stock Unit Awards ("RSUs"), and the 2024 Option Grant. The 2024 CEO Earned or Accrued Pay is designed to reflect: (i) the value of the 2024 PSAs and RSUs based on performance against financial targets to-date and year-end stock price and (ii) the value of the Option Grant based on the difference between the exercise price and stock price as of year-end.
The “Summary Compensation Table” reflects values for the 2024 PSAs, RSUs, and Option Grant based on accounting and actuarial financial models to estimate the grant date fair value of the awards. The table below shows the compensation earned by or accrued for the CEO for 2024, and the estimated worth of the PSAs, RSUs, and stock options granted in 2024, based on the differences between the grant date price and the stock price as of year-end. The year-end share price was $91.32, the grant date share price of the PSAs was $86.88, the grant date share price of the RSUs was $86.15, and the exercise price of the stock options was $86.15.

	2024 CEO Earned or Accrued Pay[1] ($)	Summary Compensation Table ($)
Actual Base Salary Paid	1,397,355	1,397,355
Actual Non-Equity Incentive Plan Paid	2,226,000	2,226,000
2024 Performance Share Awards[2]	5,995,580	7,194,417
2024 Restricted Stock Unit Awards[2]	1,998,721	1,885,565
2024 Option Grant[2,3]	559,075	2,288,221
Change in Pension Value and Nonqualified Deferred Compensation Earnings	360,523	360,523
All Other Compensation	587,721	587,721
Total Compensation	13,124,975	15,939,802
(1)The “Total” amount that is reported in the “Summary Compensation Table” for the CEO (and each NEO) is a combination of actual amounts paid or earned for the year (base salary, annual incentive pay awards, Company contributions to defined contribution plans, and perquisites and personal benefits) and estimated values of appreciation, payouts, and payments in future years utilizing accounting and actuarial financial models to estimate possible future payments, all calculated in accordance with SEC rules. For the 2024 CEO earned or accrued pay, (a) the amount listed for the 2024 Performance Share Awards is the estimated worth of possible future payout of performance shares awarded in 2024, as described in footnote 2; and (b) the amount listed for the 2024 Option Grant is the difference in the per share option exercise price and the closing price on December 31, 2024, as described in footnote 3.
(2)The estimated worth of the 2024 Performance Share Awards and Restricted Stock Unit Awards is based on target performance of such awards through 2024, and assuming a market value equal to the closing price of the Company’s common stock on the NYSE on December 31, 2024, the last trading day of 2024, which was $91.32.
(3)The amount listed for the 2024 Option Grant is the difference in the per share option exercise price, which is $86.15 per share, and the closing price of the Company’s common stock on the NYSE on December 31, 2024, the last trading day of 2024, which was $91.32.

2025 Proxy Statement	51

Executive compensation
Stockholder Engagement

Our Board and management recognize the importance of open and transparent communication and are committed to maintaining an ongoing dialogue and fostering a relationship with our stockholders that enhances long-term value creation. This engagement enables us to better understand stockholder priorities and incorporate feedback into our decision-making processes. We share this feedback with our Board and its Committees for further assessment and response.
•At our 2024 Annual Meeting of Stockholders, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a “Say-on-Pay” vote. Our 2024 advisory Say-on-Pay proposal was approved by approximately 75.4% of votes cast at the meeting, which was a decline from approximately 91.8% in 2023. This was a significant message in the mind of management and the Board.
•Eastman has subsequently sought feedback from our stockholders regarding their perspectives on our executive compensation program, corporate governance, sustainability and other matters. We were particularly interested in learning of any concerns around our executive compensation program and changes that could help improve alignment with stockholder interests.

Board Responsiveness to Stockholders

Who we engaged with	Investors holding approximately 35% of shares outstanding engaged with Lead Independent Director

Our primary engagement team	•Lead Independent Director •Investor Relations (Vice President - Investor Relations) •Human Resources (Chief Human Resource Officer) •Sustainability team (Chief Sustainability Officer)

What we discussed	•Executive compensation •Corporate Governance •Board composition and governance, including Board refreshment •Sustainability and Circular Economy •Stockholder engagement timing and process

52	2025 Proxy Statement

Executive compensation

WHAT WE HEARD	HOW WE RESPONDED

Annual Incentive Plan The Eastman Annual Incentive Plan, the Unit Performance Plan ("UPP"), is perceived as allowing too much discretion.
•Each executive in the UPP has a target UPP incentive opportunity with the amount earned based on achievement of specific Company-wide financial and strategic metrics approved by the Compensation Committee.
•The Committee determines the UPP payout formulaically based on the achievement against the pre-approved goals.
•While the Committee may make slight upward or downward adjustments to an executive’s UPP payout based on individual performance for the year, it has approved payouts for the CEO each year of his tenure consistent with the UPP formula and has not made any such adjustments.

Peer Group Selection The Company’s market capitalization is below the median of the compensation Peer Group.
•In 2024, we realigned our peer group to focus on specialty chemical and advanced materials companies driving innovation, sustainable solutions and the circular economy.
•Revenue is better correlated to executive compensation than market capitalization, which can fluctuate with business / economic cycles and business model changes. For this reason, we focus on utilizing companies with similar business focus, business model and revenue characteristics.
•We also use a regression analysis to appropriately size-adjust peer companies providing a more accurate comparison for peer compensation data inputs.
•The larger market capitalization companies will become more aligned as Eastman’s stock price increases as a result of our business performance. In response to feedback, we also updated our peer group disclosures to provide the rationale for peer group changes.

Long-Term Incentives Performance shares have possibility for target payout with below median TSR performance.
•For the 2024 – 2026 performance share awards, the Committee approved two discreet return metrics, relative total shareholder return (“rTSR”) and return on invested capital (“ROIC”), and eliminated the payout modifier based on sustainability goals used in prior plans.
•The Committee also replaced the matrix multiplier table used for prior plans with a continuous distribution formula for both rTSR and ROIC metrics to provide a simple and direct framework for measuring and communicating our performance award objectives.
•These changes, along with the metric weightings, rTSR (60%) and ROIC (40%), significantly reduce the possibility of an above target payout with below median rTSR performance absent a significant out-performance on the ROIC metric.

Disclosures We received a request for additional disclosure of forward looking goals for performance shares.
•We have included a summary of the performance metrics for the 2024 - 2026 performance share units.
•While we understand the desire to understand particular targets, we have not disclosed the ROIC target performance goals for open plans as it would constitute long-term forward-looking guidance.

We have generally received support and constructive feedback from our stockholders regarding our Compensation Committee’s actions, responsiveness, and intentions. We believe that our robust dialogue on these and other topics demonstrates our commitment to strong corporate governance and market-based compensation structures. We will continue to regularly engage with our stockholders on compensation matters, address issues and consider suggestions received through these stockholder efforts.

2025 Proxy Statement	53

Executive compensation
Compensation Best Practices
Our compensation program incorporates the following practices and features:

What we do	What we don’t do

   Engage an independent compensation consultant to support the Compensation Committee.
   Conduct an annual assessment by the Compensation Committee of potential risks associated with the compensation program.
   Benchmark executive pay and overall program design and use competitive peer company data in making decisions about all components of pay.
   Ensure a significant portion of pay is based on corporate and individual performance.
   Establish robust stock ownership expectations.
   Provide for executive pay recoupment (“clawback”).
   Require “double trigger” change-in-control vesting of outstanding stock-based pay awards.
   Conduct regular dialogue with investors and proxy advisory firms about executive pay program and practices.

    Target a specific percentile of competitive peer company pay to set executive pay.
    Reprice stock options.
    Include value of equity awards in pension benefit calculations.
    Allow hedging or pledging of Company stock by our executive officers or directors.
    “Gross-up” tax payments, or accelerate equity vesting without termination following change-in-control.

Eastman Compensation Objectives, Philosophy and Program
Our Pay-for-Performance Compensation Philosophy

Strong Pay and Performance Alignment
The Compensation Committee believes that a significant portion of our executives’ total compensation should be “at risk” and performance-based. Consistent with this pay-for-performance philosophy and compensation program design, 100% of the incentive compensation approved by the Compensation Committee for the NEOs was at-risk. At-risk, performance-based compensation is only earned if the threshold level of targeted business and individual performance is met. The Compensation Committee believes it is also important to: (i) establish an appropriate balance between the short-term and long-term focus of executives, and in the types of performance incented and risks encouraged, and (ii) align executives' interests with those of stockholders, by providing a meaningful portion of their compensation in the form of equity-based pay.

54	2025 Proxy Statement

Executive compensation
The Company’s strategy for growth from innovation, market development, and differentiated technologies leverages the capabilities of our employees while remaining committed to maintaining strong financial flexibility and liquidity to drive value for stockholders. Our pay-for-performance͏ compensation philosophy supports this strategy by stressing the importance of compensation for:

Performance	Value Creation	Financial Strength

Corporate and individual performance in meeting strategic and business goals for growth	Innovation that converts market complexity into sustainable value	Financial strength and flexibility, while remaining able to meet changing employee, business, and market conditions

Our Compensation Objectives. In designing the Company’s compensation program, the Compensation Committee’s primary objectives are to:

Provide Competitive Target Compensation	Attract and Retain Highly-Qualified Executives	Reward Performance for Achievement of Goals	Set Challenging Performance Targets	Design Programs with Appropriate Risk Tolerance

Leverage all major components of compensation to provide competitive total target executive compensation levels	Attract and retain highly-qualified executives to drive strategic business objectives	Provide appropriate short-term and long-term incentives to reward corporate and individual performance for achievement of goals that align with stockholder interests	Ensure performance targets are appropriately challenging and aligned with business strategy and stockholder interests	Maintain balance between compensation performance goals and appropriate levels of risk

The Compensation Committee has designed the executive compensation program to provide a strong link between executive compensation, Company performance, and each executive's individual performance using rigorous goal-setting. Eastman recognizes employee contributions to business and financial performance through competitive total pay. For all employees, including executives, incentives and rewards are dependent on contributions to business objectives and successes. This includes:

Quantified Performance	Engagement	Environment, Health and Safety	Stockholder Interest

Quantified corporate financial and business performance	Eastman’s commitment to building, supporting and maintaining an engaged workforce	Promoting a strong culture of safety and sustainability	Creating long-term value for all stockholders

2025 Proxy Statement	55

Executive compensation

Role of the Compensation Committee

The Compensation Committee reviews the overall compensation of the CEO and the other NEOs and determines each component of NEO compensation. For 2024, the Compensation Committee:
•Reviewed the design, terms, and value of each type of compensation and benefit for each NEO, including salary, annual incentive pay opportunities, and long-term stock-based compensation awards, perquisites and personal benefits, deferred accounts, and retirement plans;
•Considered the estimated value of outstanding unvested, unexercised, and unrealized stock-based awards in its review of the types and values of each NEO's compensation; and
•Determined the design, terms, amount, and forms of compensation considering:
•Company and individual performance;
•compensation relative to that for similar positions in other peer companies;
•the mix of short- and long-term compensation, and total compensation, relative to other Eastman executive officers;
•the types of corporate performance being incented, the levels and types of risk they encourage, and whether the compensation encourages managers to take unnecessary risks;
•background information and recommendations from the independent compensation consultant engaged by the Compensation Committee; and
•the recommendations of the Chief Executive Officer regarding pay for the other executive officers (the CEO does not participate in discussions or decisions regarding his compensation).

Role of the Compensation Consultant

The Compensation Committee has directly engaged Aon plc ("Aon") as its independent compensation consultant. Aon reports to, and receives its direction from, the Compensation Committee. Aon provides the Compensation Committee with:
•proprietary peer group and competitive market information, and third-party survey information used in setting short- and long-term compensation levels;
•perspective on emerging compensation issues and trends; and
•expertise in incentive compensation structure, terms, and design.
Aon also provides such services to the NCG Committee for its recommendations to the Board regarding non-employee director compensation. Any other services provided by Aon and its affiliates to Eastman are approved by the Compensation Committee.
Consistent with SEC requirements, the Compensation Committee evaluated Aon's independence and concluded that Aon is independent of the Compensation Committee and of Company management, and has no conflicts of interest in its performance of services to the Compensation Committee.

56	2025 Proxy Statement

Executive compensation
Compensation Peer Group
Each year, the Compensation Committee uses data derived from a group of peer companies (the "Peer Group") as a key input for determining: (i) total target compensation opportunities including base salary, annual target incentive pay opportunities, and total target levels of equity granted; and (ii) annual incentive design including selection and weighting of performance measures; and (iii) the mix of long-term stock-based incentive pay opportunity levels.

Compensation Peer Group Selection Methodology:
Eastman is a complex chemical and specialty materials manufacturer with global operations focusing on innovations, sustainability, and circularity. In 2024, the Company generated approximately 60% of its revenue from outside the U.S. and exported to over 100 countries. We compete for talent with companies of similar complexity and strategic focus. Considering these factors, the Committee used the following criteria to determine the compensation Peer Group for 2024:
•Industry. Starting with chemical companies, the Compensation Committee focused on a broad range of specialty chemical and advanced materials companies with operations supporting the circular economy and other industrial companies with which we compete for executive talent.
•Strategy. The Compensation Committee seeks to use companies with similar innovation-driven strategies, which results in the selection of companies in specialty chemical and circular economy businesses.
•Company Complexity. This includes three criteria:
•Size. The Compensation Committee uses revenues as the primary size criteria to select the compensation peer group companies. The purpose is to reflect the correlation of revenues to target compensation levels. Market capitalization, operating income, total assets and enterprise value are used as additional size criteria.
•Degree of Globalization. This is measured through percent of revenue outside the US, whether the company manufactures outside the US and whether it has a global workforce.
•Degree of End Market Complexity. The Committee considers the wide variety of products and diverse nature of industries and applications in which a company’s products are used.

Rationale for Peer Group Changes:
In 2024, we realigned our Peer Group to focus on specialty chemical and advanced materials companies driving innovation, sustainable solutions, and the circular economy. While the new Peer Group did contain several companies that had a market capitalization significantly larger than Eastman’s, revenue is better correlated to executive compensation than market capitalization, which can fluctuate with business / economic cycles and business model changes. For these reasons, we focused on utilizing companies with similar business focus, business model, and revenue characteristics.
*    For purposes of determining 2025 compensation, the Compensation Committee revised the Peer Group to add Huntsman Corporation and remove Eaton Corporation Plc. The Committee believes Huntsman Corporation is a better overall fit because it manufactures and sells diversified organic chemical products and is more closely aligned with the Committee's Peer Group selection criteria.

2025 Proxy Statement	57

Executive compensation

2024 Proxy Peers

REMOVED:			ADDED:

•Danaher Corporation •The Goodyear Tire and Rubber Company •Mosaic Company •Rockwell Automation, Inc.	•Air Products and Chemicals, Inc. •Ashland Global Holdings Inc. •Ball Corporation •Celanese Corporation •Dover Corporation •DuPont de Nemours •Eaton Corporation Plc*	•Ecolab Inc. •FMC Corporation •Parker-Hannifin Corporation •PPG Industries Inc. •Sealed Air Corporation •The Sherwin-Williams Company •Trane Technologies Plc	•Albemarle Corporation •Axalta Coatings Systems Ltd. •Corteva, Inc. •Huntsman Corporation* •International Flavors and Fragrances Inc. •RPM International Inc.

* In July 2024, Eaton was removed and Huntsman was added to the Peer Group.

Elements of our Executive Compensation Program
Primary Components of our Executive Compensation Program
Our executive compensation program has three primary components:
(i)    annual base salary;
(ii)    annual cash incentives; and
(iii)    long-term equity-based incentives.
The Compensation Committee, with input from management and the Compensation Committee’s independent compensation consultant, designs, administers, and assesses the effectiveness of all three elements of executive compensation considering the market and our overall compensation philosophy and objectives. The Compensation Committee’s assessment includes a review of the value of each element of compensation and of total compensation on a recognized and realizable basis.

58	2025 Proxy Statement

Executive compensation
2024 Compensation Overview
Compensation Mix
The Compensation Committee believes that our mix of executive compensation components strikes an appropriate balance between the short- and long-term incentives for performance and risk-taking. Eastman believes this mix aligns the interests of executive officers with those of other stockholders. For 2024, 90% of total target CEO compensation and 80% of total target compensation of the other NEOs was at-risk and dependent on corporate and individual performance and total stockholder return.

CEO Target Compensation Mix	Other NEO Target Compensation Mix

15%
Restricted Stock
10%
Target Annual
Base Cash Pay
16%
Target Annual
Incentive Pay
15%
Stock Options
44%
PERFORMANCE
SHARES
90%
of CEO compensation
was at risk

37%
PERFORMANCE SHARES
12%
Restricted Stock
20%
Target Annual Base Cash Pay
19%
Target Annual Incentive Pay
12%
Stock Options

80%
Average of other NEOs compensation
was at risk

How Total Compensation Pay Levels Are Determined. For NEOs, targeted total cash compensation and long-term incentive compensation are intended to be competitive with comparable pay levels for similar positions at Peer Group companies when target levels of Eastman corporate, business, functional organization, and individual performance are achieved. Depending upon Company, business, functional unit, and individual performance, executive officers could receive more or less than their target amount.
As part of its decision making process, the Compensation Committee reviewed:
•analyses of the total compensation for executives with similar positions at the Peer Group companies;
•general market cash and equity compensation practices and trends; and
•competitive market for executive talent, comparative pay levels of other executive officers, relative cash compensation of other jobs in the Company, and differences between the Company’s executive positions and those of the comparator companies.
In setting total targeted compensation for the NEOs for 2024, the Compensation Committee also considered individual performance, scope of responsibilities, critical needs and skill sets, leadership potential, and succession planning.

2025 Proxy Statement	59

Executive compensation
Base Salary
In early 2024, the Compensation Committee approved NEO base salaries for 2024 after considering the performance of the Company's executives and reviewing market competitive pay levels and the targeted total cash compensation for each of the NEOs. In addition to external comparisons, the Compensation Committee considered the cash compensation levels of each executive officer relative to that of each other executive officer. The Committee approved base salary increases for the NEOs ranging from 2.6% for Mr. Costa to 12.9% for Mr. Smith, who earned a promotion to Executive Vice President during the year. The base salary amounts reported in the “Salary” column of the “Summary Compensation Table” were determined by the Compensation Committee based on the Compensation Committee’s target total cash compensation decisions for 2024.
Annual Incentive Compensation
Eastman maintains an annual incentive plan for executives known as the Unit Performance Plan (“UPP”). All NEOs participate in the UPP as well as employees through the manager level. The plan is designed to motivate and reward executives and other participants for driving short-term (annual) performance related to their function/unit and the Company as a whole.
How the UPP works

At the start of the year	}	Throughout the year	}	After year-end

Compensation Committee establishes corporate performance measures, targets and individual executive performance goals		Compensation Committee tracks corporate and individual performance		Compensation Committee evaluates corporate performance achievements; Compensation Committee evaluates individual performance, payout funded and individual awards distributed

In February 2024, the Compensation Committee approved the following for the UPP:
•a target incentive opportunity defined as a percentage of base salary;
•a range of potential payouts (0% to 200% of target opportunities);
•objective metrics for Company-wide performance, both financial (80%) and strategic (20%); and
•a range of performance goals for the measures including Threshold, Target and Maximum levels that relate to corresponding payout levels from 0% to 200% of the Target levels.
2024 UPP Target Opportunities for NEOs. UPP target incentive opportunities (expressed as a percentage of base salary) are established at the beginning of the performance year based on job responsibilities, relative targets for other Company positions, and comparable company practices. For the NEOs, the annual UPP target incentive opportunities for 2024 were as follows:

Name	Title	Target UPP Opportunity as % of Base Salary
Mark J. Costa	Chief Executive Officer	150%
William T. McLain, Jr.	Executive Vice President and Chief Financial Officer	100%
Brad A. Lich	Executive Vice President and Chief Commercial Officer	100%
Stephen G. Crawford	Executive Vice President, Methanolysis Operations and WWE&C Transformation*	85%
B. Travis Smith	Executive Vice President, AFP, Manufacturing, WWE&C and HSE*	90%
*    WWE&C refers to Worldwide Engineering & Construction and HSE refers to Health, Safety and Environment

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Executive compensation
2024 UPP Company Performance Measures. The Compensation Committee designed the 2024 UPP, including the performance measures and related weightings, to reflect the strategy and priorities of the Company as approved by the Board. In 2024, the Committee added strategic and operational goals that reflect the focus of our strategic and cultural goals. The financial and strategic performance metrics and rationale for each measure are shown below.

Adjusted EBIT (40%)
•Focus management on the overall profitability of the Company during implementation of important strategic initiatives (e.g., moving to address the circular economy through new product development) and to drive stockholder value

Modified Operating Cash Flow (40%)	•Recognize operational efficiency and the need for additional capital to fund increased capacity and growth of new products

Strategic and Operational Objectives (20%)
•Safety - drive continued safety focus and performance across the organization
•New Business from Innovation - focus on converting innovation into near-term revenue opportunities
•Inclusion - enhance employee engagement and Company culture

2024 UPP Company Performance Targets, Achievements and Payout. The 2024 UPP threshold, target, and maximum adjusted EBIT and modified OCF targets, and corresponding payout multiples, actual adjusted EBIT and modified OCF, and resulting payout multiples for the portion of the UPP award applicable to executive officers are shown below. The 2024 targets, actual performance, and corresponding payout multiples for each of the strategic and execution measures are also shown below.

2024 Financial Performance Measures:	Threshold / Target / Maximum Performance Target:	Actual Performance	Payout Factor
•Adjusted EBIT (40%)[1]	$500 million / $1.25 billion / $1.44 billion	$1.298 billion	125%
•Modified Operating Cash Flow (40%)[2]	$540 million / $1.35 billion / $1.55 billion	$1.287 billion	88%
2024 Strategic and Execution Measures (20%)
•Safety
•OSHA recordable	15% reduction	Exceeded
•Tier 1 PSE	10% reduction	Achieved
•Tier 2 PSE	10% reduction	Exceeded
•Serious Injuries and Fatalities	Zero	Not Achieved
•New Business Generation	$550 million	$589 million
•Inclusion Scorecard Performance	•Inclusion and Engagement Perspectives •Talent Trends for Leadership and Professionals •Health of Talent Practices	Exceeded Partially Achieved Achieved
2024 Strategic and Execution Measures (20%)			102%
Total Weighted Payout as a Percentage of Target:			106%
(1) See Annex A of this proxy statement for a reconciliation of financial measures under U.S. GAAP to non-GAAP financial measures, description of excluded items, and related information.
(2) Modified OCF under the 2024 UPP is GAAP cash provided by operating activities.

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Executive compensation
2024 Performance Targets and Payout Formula. The adjusted EBIT target was set at $1.25 billion, which although slightly below the 2023 target of $1.3 billion, was above the 2023 actual adjusted EBIT of $1.097 billion. The modified OCF target was set at $1.35 billion for 2024 (slightly below the 2023 actual of $1.374 billion) primarily due to an anticipated increase in working capital requirements and higher tax expectations for 2024.

NEO UPP Payout	=	NEO UPP Target Opportunity Percentage	x	Corporate Payout Percentage	x	Individual Performance Factor	x	Base Salary

Based on individual performance for the year, the Compensation Committee may increase or decrease a particular executive’s UPP payout. For the CEO, the Committee has approved payouts each year of his tenure consistent with the UPP formula and has not made any such adjustments. UPP payouts for 2024 were approved by the Committee and paid as outlined below with an adjustment for B. Travis Smith based on his performance against individual performance commitments.

Executive	Target Base Salary (s)	Target UPP (%)	Target UPP ($)	Corporate Payout (%)	Individual Adjustment Factor (%)	Payout ($)
Mark J. Costa	1,400,000	150%	2,100,000	106%	100%	2,226,000
William T. McLain, Jr.	825,000	100%	825,000	106%	100%	874,500
Brad A. Lich	855,000	100%	855,000	106%	100%	906,300
Stephen G. Crawford	705,000	85%	599,250	106%	100%	635,205
B. Travis Smith	700,000	90%	630,000	106%	115%	767,970
The chart below shows the percentages of target UPP payouts for each of the last five years.
UPP Payout Percentage 2020-2024

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Executive compensation
Long-term Incentive Compensation
The Committee utilizes equity-based compensation as a key component of the Company’s overall executive compensation program. Important elements of the executive equity-based compensation program include performance share awards ("PSAs"), stock options and restricted stock units ("RSUs"). Under the Company’s long-term incentive compensation program, NEOs receive PSAs, stock options, and RSUs to directly link future compensation to stockholder and capital returns and as a retention incentive. For 2024, the Compensation Committee approved a long-term incentive compensation program under which the payouts are 100% at-risk.
How Stock-Based Incentive Pay Levels Are Determined. The Compensation Committee establishes the annual value and mix of total stock-based incentive pay opportunities by considering long-term compensation survey data for Peer Group companies. The Committee reviews analyses of Peer Group total target compensation, long-term stock-based compensation, and general market stock-based incentive compensation practices and trends. The Compensation Committee also regularly reviews the potential realizable value of each NEO’s outstanding unvested, unexercised, and unrealized stock-based awards compared to similar pay of executives at the Peer Group companies in determining stock-based incentive pay opportunity levels.
2024-2026 Long-term Compensation Awards and Performance Metrics
In February 2024, the Compensation Committee approved the equity mix and performance metrics for the 2024 – 2026 long-term incentive compensation plan applicable to each of the NEOs, as detailed in the table below.

PSAs (60%)
PSAs comprised approximately 60% of the equity mix. While the performance share mix allocation decreased slightly year-over-year, it remains in line with peer data. Performance shares are paid out in the form of Eastman common stock based on the Company’s multi-year performance on the following two measures:
•Relative total shareholder return (“rTSR”)[1] - 60%
•Return on invested capital (“ROIC”)[2] - 40%

Stock Options (20%)
Stock options comprised approximately 20% of the equity mix. The stock options time-vest with an exercise price equal to the market price of the underlying stock on the grant date. In determining the size and terms of option awards, the Compensation Committee derives the value of options using a variation of the Black-Scholes option-pricing model.

RSUs (20%)
RSUs comprised approximately 20% of the value of their respective long-term incentive compensation awards. RSUs were added to the equity mix to provide resilience across business cycles and varying market conditions. RSUs are paid out in unrestricted shares of Eastman common stock upon satisfaction of the three-year vesting period.

For the 2024-2026 long-term incentive compensation plan, the Committee:
•eliminated the performance modifier moving the strategic and operation goals to the annual incentive plan to create more near-term actionable goals in individual annual performance commitments;
•replaced the matrix multiplier table with separate formulas for rTSR and ROIC metrics to provide a simple and direct framework for measuring and communicating our performance award objectives; and
•approved threshold, target, and maximum payout performance goals for both metrics.
These changes significantly reduce the possibility of an above target payout with below median rTSR performance absent a significant out-performance on the ROIC metric. The ROIC target was utilized to help drive performance and efficiency on corporate and strategic business initiatives, and planned capital projects for the performance period.
(1) rTSR is determined based on our TSR during the performance period relative to the TSRs of the comparison companies during the performance period. Performance share TSR means total stockholder return. With respect to the rTSR metric, the comparison companies for the 2024 - 2026 performance share awards include the group of 39 companies within the S&P 1500 “Materials Sector” that are classified by Standard & Poor’s as chemical companies, excluding the Chemours Company and Rayonier Advanced Materials and including Celanese Corporation, Westlake Chemical Corporation, and Huntsman Corporation (the “Comparison Companies”).
(2) ROIC is our earnings from continuing operations, adjusted to exclude the same non-core or unusual items as are excluded from earnings in the Company’s non-GAAP financial measures, divided by the average capital employed. ROIC performance is determined based on the arithmetic average for each of the years during the performance period. For more information, see "Reconciliation of Non-GAAP Financial Measures" in Annex A.

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Executive compensation
2022-2024 Performance Share Payouts
In early 2024, the Compensation Committee reviewed performance results and approved a payout of PSAs to the NEOs for the 2022 - 2024 performance period. These payouts are reported in the “Stock Awards” column of the “2024 Option Exercises and Stock Vested” table. The following tables show the targets and the payout matrix for the 2022 - 2024 performance shares:

Performance Years	Target Return on Capital	Actual Return on Capital	Total Stockholder Return (“TSR”) Target Quintile
2022, 2023, and 2024	8.50%	10.00%	3rd Quintile 50 — 59%

Eastman TSR Relative to Comparison Companies	Weighted Return on Capital
	≥ 6.51 to 7.50%	7.51 to 8.50%	8.51 to 9.50%	9.51 to 10.50%	10.51 to 11.50%	> 11.51%
0-19% (5th quintile)	0.00	0.00	0.00	0.20	0.30	0.40
20-39% (4th quintile)	0.00	0.20	0.40	0.60	0.80	0.90
40-49% (3rd quintile)	0.40	0.60	0.80	1.00	1.20	1.40
50-59% (3rd quintile)	0.60	0.80	1.00	1.30	1.50	1.70
60-79% (2nd quintile)	1.00	1.20	1.40	1.70	1.90	2.10
80-99% (1st quintile)	1.00	1.80	2.00	2.30	2.40	2.50
For the Company’s 2022-2024 performance share award long-term incentives, the Committee approved a modifier designed to hold leaders accountable for driving strategic corporate goals (the “Modifier”). The Modifier provided for 10% upward adjustment or -5% downward adjustment based on performance outcomes for the following measures:

Goal	Target	Outcome	Modifier Earned
Climate Change – Decrease Actual Greenhouse Gas Emissions	Reduce by 15.6% to 23.7% or better from 2017 baseline target.	Met	2.50%
Circularity – Millions of Pounds of Waste Plastic Recycled	185 – 220 million pounds	Did not meet	0
Business and Technical Leadership Population Goals	19% - 23% or higher	Did not meet	0
Business and Technical Leadership Population Goals	39% - 41% or higher	Met	2.50%
		Total Earned	5.00%
For the 2022 - 2024 PSAs, the Committee approved payouts for the NEOs at 135% of target award levels (of a possible 250% of the target award) based on the Company’s three-year (2022 - 2024) TSR ranking in the 3rd quintile (50%) of comparison companies, the Company attaining an average ROIC of 10.0% (compared to a target return goal of 8.50%), and performance on the strategic corporate goals under the Modifier.1
Over the last five performance cycles the actual performance share payouts have been:

Performance Share Award Cycle	2018-2020	2019-2021	2020-2022	2021-2023	2022-2024
Year of Payout	2021	2022	2023	2024	2025
Payout Percentage of Target	130%	100%	100%	80%	135%
(1) Measurement of ROIC for the PSAs was based on non-GAAP earnings excluding the same items as excluded in the Company's publicly disclosed non-GAAP financial measures for 2022, 2023 and 2024. See Annex A of this proxy statement for reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to non-GAAP financial measures, description of excluded items, and related information.

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Executive compensation
Stock Option Granting Practices
We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company’s practice is to grant long-term incentive equity awards to executive officers in February each year at the first in-person meeting of the Compensation Committee. The Compensation Committee reviews and approves the value and amount of the equity compensation to be awarded (inclusive of RSUs, PSAs, and stock options) to executive officers. The February meeting of the Compensation Committee typically occurs two weeks after the Company’s release of the financial results for the prior fiscal year through the filing of a Current Report on Form 8-K and accompanying earnings release and earnings call, but before the filing of the Company’s Annual Report on Form 10-K for that fiscal year. In 2024, the stock options approved by the Committee were effective approximately two weeks following the filing of the Form 10-K.
Neither the Compensation Committee nor the Board took material nonpublic information into account when determining the timing and terms of equity awards in 2024. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives. Moreover, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Other Compensation and Benefits
The Company’s NEOs also participate in benefit plans generally available to all other employees, including the Eastman Investment Plan, a 401(k) retirement plan, a plan for U.S. employees with pay above Internal Revenue Code limits, and a deferred compensation plan for management-level employees. These benefits are intended to keep Eastman competitive in attracting and retaining executive and other management-level employees. We have also entered into a severance agreement, as described below, and limited change-in-control severance agreements with certain of our executive officers and provide a modest program of executive perquisites and personal benefits. For more information, see narrative disclosures under “Compensation Tables — Summary Compensation Table,” “Executive perquisites and personal benefits,” and “Executive termination and change-in-control agreements” below.
The Company provides only limited perquisites to our NEOs, and those perquisites are designed to provide specific benefits. The Compensation Committee annually reviews the types and amounts of perquisites provided to executive officers and the tax treatment of those perquisites for both the Company and executive officers. There are no tax gross-up payments made by the Company for any imputed income to the executive officers on perquisites or personal benefits.

Perquisites provided to executive officers for 2024 included the following:
•Personal umbrella liability insurance coverage;
•Home security system;
•When the corporate aircraft is otherwise being used for Company business, the option for executives to include: (i) their families and other invited guests when seats are available, and (ii) an added destination when the plane is in reasonable proximity to such destination;
•Financial planning services; and
•Supplemental long-term disability insurance for a portion of executives’ annual cash compensation not replaced in the event of their disability under the Company's general long-term disability insurance plan.

In addition, for the benefit of the Company, the Compensation Committee has determined that it is appropriate that the CEO use corporate aircraft whenever possible for both business and personal travel. This is: (i) for security, health, and safety reasons (consistent with recommendations of a periodic, third-party Personal Vulnerability Security Assessment); (ii) to allow travel time to be used productively for the Company; and (iii) to ensure that Mr. Costa can be immediately available to respond to business priorities from any location around the world. This personal use is accounted for and reviewed by the Compensation Committee. In connection therewith, the NCG Committee authorized the Company to enter into an aircraft time-sharing agreement (the “Agreement”) with Mr. Costa in 2024. Under the Agreement, Mr. Costa is permitted to utilize Company aircraft from time to time on an “as needed and as available” basis. For any personal flights operated under this Agreement, Mr. Costa reimburses the Company for the aggregate incremental cost of his personal use of Company aircraft under the Agreement. All personal flights not reimbursed under the Agreement are included in the “Summary Compensation Table” as a perquisite. See “Summary Compensation Table-All Other Compensation” for a summary of the aggregate incremental costs to the Company of Mr. Costa’s personal aircraft use in 2024.

2025 Proxy Statement	65

Executive compensation
Executive Termination and Change-in-Control Agreements
The Company recognizes that the occurrence, or potential occurrence, of a change-in-control transaction can create uncertainty regarding the continued employment of our executive officers. Accordingly, the Compensation Committee has approved and the Company has entered into change-in-control severance agreements with the NEOs and certain other executive officers that provide for payments of no more than three-times base salary plus target annual variable cash compensation for the CEO and two-times base salary plus target annual variable cash compensation for other executive officers, neither of which provide for any tax “gross-up” payments to executives. For more information, see "Termination and Change-in-Control Arrangements" below.

Analysis of Executive Compensation Risk

The Compensation Committee has focused our management compensation program on aligning compensation with the long-term interests of Eastman and its stockholders, and has designed the elements of our executive compensation program to discourage management decisions that could pose inappropriate long-term risks to the Company and its stockholders.
In 2024, Aon, the Compensation Committee’s independent compensation consultant, conducted an assessment of risk related to our compensation policies, programs, and practices, including executive compensation and broad-based compensation programs for all employees. Based on the results of Aon’s assessment, the Compensation Committee concluded that the Company’s compensation programs and practices are well-aligned with corporate strategy, contain appropriate risk balancing and mitigation features, and are not structured in a way that should incent risk-taking that is reasonably likely to have a material adverse effect on the Company.

Compensation Recoupment “Clawback” Policies
The Compensation Committee has adopted an executive clawback policy (the "Clawback Policy") that is compliant with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and requires that, if the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, then any current and former executive officers (as defined in Rule 16a-1(f) of the Exchange Act) would be required to repay the amount of incentive-based compensation paid or granted to that executive within three years before the accounting restatement that was in excess of the amount that would have been paid or granted to that executive if the restated financial statements had originally been prepared and disclosed.
In December 2024, the Compensation Committee adopted a separate policy allowing the clawback of incentive-based compensation from an executive in the event of conduct by the executive that is detrimental to the Company (“Detrimental Conduct Policy”). The Detrimental Conduct Policy goes beyond the requirements of the Clawback Policy described above. The Clawback Policy and the Detrimental Conduct Policy are both available on the “Investors — Governance” section of the Company’s website.

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Executive compensation
Compensation Tables
The following Summary Compensation Table provides information concerning compensation of the individuals serving as Eastman’s Chief Executive Officer and Chief Financial Officer during 2024, and the Company’s three other most highly compensated executive officers who were serving as executive officers at December 31, 2024, who are collectively the “named executive officers” (“NEOs”).
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1,2]	Option Awards[1]	Non-Equity Incentive Plan Compensation[3]	Change in Pension Value And Nonqualified Deferred Compensation Earnings[4]	All Other Compensation[5]	Total
Mark J. Costa CEO	2024	$1,397,355	0	$9,079,982	$2,288,221	$2,226,000	$360,523	$587,721	$15,939,802
	2023	1,360,810	0	11,208,310	2,472,937	1,597,050	543,510	415,273	17,597,890
	2022	1,331,575	0	11,996,462	2,825,667	0	305,653	608,774	17,068,131
William T. McLain, Jr. EVP and CFO	2024	817,164	0	2,246,716	566,157	874,500	152,484	102,873	4,759,894
	2023	795,266	0	2,773,258	611,874	686,400	250,610	88,267	5,205,675
	2022	766,118	0	2,844,533	670,003	0	233,768	121,925	4,636,347
Brad A. Lich EVP and CCO	2024	852,289	0	2,667,898	672,317	906,300	158,325	123,982	5,381,111
	2023	827,160	0	3,293,234	726,595	647,400	294,210	63,256	5,851,855
	2022	800,655	0	2,844,533	670,003	0	56,417	126,585	4,498,193
Stephen G. Crawford EVP - Methanolysis Ops and WWE&C Transformation	2024	703,253	0	2,059,396	518,991	635,205	254,074	79,084	4,250,003
	2023	677,756	0	2,542,144	560,885	450,840	412,118	51,335	4,695,078
	2022	652,162	0	2,473,688	582,621	0	351,690	102,161	4,162,322
B. Travis Smith EVP - AFP, Manufacturing, WWE&C and HSE	2024	680,016	0	1,778,740	448,211	767,970	270,522	75,498	4,020,957
	2023	615,689	0	1,848,839	407,916	411,060	171,295	44,353	3,499,152
(1)Grant date fair value of awards of performance shares (reported in the “Stock Awards” column) and options (reported in the “Option Awards” column) made in the year indicated, computed in accordance with FASB ASC Topic 718. The grant date fair values of performance share awards uses predictive financial models of the Company's relative stock price and financial performance, including assumptions of potential of achievement of relative TSR and ROIC targets underlying the awards, calculated in accordance with FASB ASC Topic 718 based on a multi-factor Monte Carlo simulation. See Note 18 to the Company’s consolidated financial statements in the Annual Report to Stockholders for 2024 mailed and delivered electronically with this proxy statement for a description of the assumptions made in the valuation of 2024 stock awards under FASB ASC Topic 718. For more information about stock and option awards, see “2024 Grants of Plan-Based Awards” and “2024 Option Exercises and Stock Vested” tables.
(2)Value of contingent stock awards (“performance shares” and “restricted stock units”) with future payment subject to satisfaction of continued employment for specified time periods and the achievement of specified performance-based conditions. Performance share awards were made for performance periods beginning January 1, 2022 and ending December 31, 2024, beginning January 1, 2023 and ending December 31, 2025, and beginning January 1, 2024 and ending December 31, 2026, respectively. The potential maximum grant date value of the performance share awards assuming the highest level of performance, computed in accordance with FASB ASC Topic 718, were: Mr. Costa (2022 — $13,879,095, 2023 — $13,120,888, 2024 - $15,030,682); Mr. McLain (2022 — $3,290,919, 2023 — $3,246,482, 2024 - $3,719,062); Mr. Lich (2022 — $3,290,919, 2023 — $3,855,231, 2024 - $4,416,400); Mr. Crawford (2022 — $2,861,794, 2023 — $2,975,861, 2024 - $3,409,152 ); and Mr. Smith (2023 — $2,164,321, 2024 — $2,944,444).
(3)Cash payments made in the following year for performance in the year indicated under the UPP. As described in the “Compensation Discussion and Analysis” preceding these tables and in the “2024 Grants of Plan-Based Awards” table below, the UPP is the Company’s annual incentive pay program under which a portion of the total annual compensation of executive officers and other management-level employees is dependent upon corporate, organizational, and individual performance.

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Executive compensation
(4)“Change in Pension Value” is the aggregate change in actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial retirement plans, which are the Company’s tax-qualified defined benefit pension plan (the Eastman Retirement Assistance Plan, or “ERAP”) and unfunded, nonqualified retirement plans supplemental to the ERAP that provide benefits in excess of those allowed under the ERAP (the Eastman Unfunded Retirement Income Plan, or “URIP”, and the Eastman Excess Retirement Income Plan, or “ERIP”). These changes in present value are not directly related to final payout potential, and can vary significantly year-over-year based on (i) promotions and corresponding changes in salary; (ii) other one-time adjustments to salary or other reasons; (iii) actual age versus predicted age at retirement; (iv) the interest (or “discount”) rate used to determine present value of benefit; and (v) other relevant factors. A decrease in the discount rate results in an increase in the present value of the accumulated benefit without any increase in the benefits payable to the NEOs at retirement and an increase in the discount rate has the opposite effect.
The aggregate increase in actuarial value of the pension plans is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s financial statements for 2024, 2023, and 2022. The actuarial present value calculations are based on prescribed Internal Revenue Service (“IRS”) mortality tables and assume individual compensation and service through December 31, 2024, December 31, 2023 and December 31, 2022, respectively, with benefit commencement at the normal retirement age of 65. Benefits were discounted using a 5.64% discount rate for the ERAP and a 5.60% discount rate for the ERIP/URIP for the 2024 calculation, a 5.22% discount rate for the ERAP and 5.21% for the ERIP/URIP for the 2023 calculation, and a 5.58% discount rate for both the ERAP and the ERIP/URIP for the 2022 calculation. See the “Pension Benefits” table for additional information about the NEOs' participation in and benefits under the pension plans.
“Nonqualified Deferred Compensation Earnings” refers to above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, including such earnings on amounts in nonqualified defined contribution plans. The Company maintains the Executive Deferred Compensation Plan ("EDCP"), an unfunded, nonqualified deferred compensation plan into which executive officers can defer compensation until retirement or termination from the Company. For 2024, 2023, and 2022, there were no preferential or above-market earnings on amounts in individual EDCP accounts (defined as appreciation in value and dividend equivalents earned at a rate higher than appreciation in value and dividends on common stock and interest on amounts deferred at a rate exceeding 120% of the federal long-term rate). See the “2024 Nonqualified Deferred Compensation” table for additional information about the NEOs’ EDCP accounts.
(5)The items of “All Other Compensation” reported for the NEOs for 2024 are identified and quantified below:
•Annual Company contributions to defined contribution plans. The amounts reported for 2024 are the total annual Company contributions to the accounts of Messrs. Costa ($149,381), McLain ($75,233), Lich ($74,783), Crawford ($57,455), and Smith ($54,476) in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP. Contributions to the Eastman Investment Plan equaled $17,250 for each NEO, with the remaining Company contributions to their respective EDCP accounts. See the “2024 Nonqualified Deferred Compensation” table for additional information about Company contributions into the NEOs’ EDCP accounts. Annual Company contributions were based upon actual compensation paid during the calendar year.
•Perquisites and other personal benefits. The amounts reported for 2024 are the aggregate values, based on the incremental cost to the Company, of perquisites and personal benefits to the NEOs (described in “Compensation Discussion and Analysis — Other Compensation and Benefits”) as quantified in the following table:
Perquisites and Other Personal Benefits

Name	Non-Business Use of Corporate Aircraft ($)	Personal Umbrella Liability Insurance ($)	Home Security System ($)	Financial Counseling ($)	Supplemental Long-Term Disability Insurance ($)
M. J. Costa	$299,174	$8,034	$98,482	$0	$32,650
W. T. McLain, Jr.	0	2,106	5,379	9,000	11,155
B. A. Lich	8,079	2,106	14,816	9,000	15,197
S. G. Crawford	0	2,106	1,102	9,000	9,420
B. T. Smith	0	2,106	0	9,000	9,916
The aggregate incremental cost to the Company for operating the corporate aircraft for non-business flights, including non-business added destination portions of business flights, is based upon calculation of direct operating costs including fuel, fuel additives, lubricants, maintenance, reserves for engine restoration and overhaul, landing and parking expenses, crew expenses, and miscellaneous supplies and catering (including for any “deadhead” segments of such flights when the aircraft flies empty before picking up or dropping off the executive). The aggregate incremental cost to the Company for flying additional passengers on business flights is a de minimis amount, and no amount is included for any such flights for purposes of determining “All Other Compensation.” The aggregate incremental costs to the Company of the umbrella liability insurance, the home security system, financial counseling and supplemental long-term disability insurance are the actual amounts paid by the Company.

68	2025 Proxy Statement

Executive compensation
The following table provides certain information regarding the 2024 award opportunities under the UPP and equity incentive awards made in 2024 to the individuals named in the “Summary Compensation Table.”
2024 Grants of Plan-Based Awards

Name	Approval Date(1)	Grant Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(5)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($)(6)	Grant Date Fair Value of Stock and Option Awards(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
M. J. Costa		1/1/2024	525,000	2,100,000	4,200,000
	2/12/2024	1/1/2024				7,879	65,659	164,148				7,194,417
	2/12/2024	2/27/2024							21,887			1,885,565
		2/27/2024								108,139	86.15	2,288,221
W.T. McLain, Jr.		1/1/2024	206,250	825,000	1,650,000
	2/12/2024	1/1/2024				1,950	16,246	40,615				1,780,128
	2/12/2024	2/27/2024							5,416			466,588
										26,756	86.15	566,157
B. A. Lich		1/1/2024	213,750	855,000	1,710,000
	2/12/2024	1/1/2024				2,315	19,292	48,231				2,113,867
	2/12/2024	2/27/2024							6,431			554,031
										31,773	86.15	672,317
S. G. Crawford		1/1/2024	149,813	599,250	1,198,500
	2/12/2024	1/1/2024				1,787	14,892	37,231				1,631,747
	2/12/2024	2/27/2024							4,964			427,649
										24,527	86.15	518,991
B.T. Smith		1/1/2024	157,500	630,000	1,260,000
	2/12/2024	1/1/2024				1,543	12,862	32,156				1,409,329
	2/12/2024	2/27/2024							4,288			369,411
										21,182	86.15	448,211
(1)The Compensation Committee made stock option, restricted stock unit and performance share awards for the 2024 - 2026 performance period in February 2024.
(2)Performance share awards for 2024 - 2026 were effective as of the beginning of the performance period on January 1, 2024. The UPP award opportunities relate to 2024 performance.
(3)Estimated possible payouts for 2024 under the UPP are as follows: the “Threshold” column reflects the 25% payout level if performance is at minimum of 40% of target levels. The “Target” column reflects the 100% payout level if performance is at 100% of target levels. The “Maximum” column reflects the 200% payout level if performance is at or above 115% of target levels for specified above-goal performance. Based on the Company’s performance against pre-established financial measures for 2024, the Compensation Committee approved a cash payout of 106% for the 2024 UPP. See “Compensation Discussion and Analysis” for a description of the UPP.
(4)Estimated future share payouts at threshold, target, and maximum levels for performance shares for the 2024 - 2026 performance period, assuming performance conditions are satisfied. See also “Compensation Discussion and Analysis” for a description of how performance share payouts are determined, “Outstanding Equity Awards at 2024 Fiscal Year-End” table, and “Termination and Change-in-Control Arrangements.”
(5)Restricted stock units, representing the right to receive unrestricted shares of common stock on February 28, 2027, the third anniversary of the initial award date, subject to continued employment (other than termination by reason of death or disability) and, an amount equal to cash dividends paid during the period that the restricted stock units are outstanding and unvested with respect to shares underlying restricted stock units, which is payable in cash on the vesting date of the restricted stock units.
(6)Nonqualified stock options granted during 2024. Options granted in 2024 have an exercise price equal to the closing price on the NYSE of the underlying common stock on the date of grant. The stock options vest and become exercisable in one-third increments on each of the first three anniversaries of the grant date, with acceleration of vesting if, following a “change in control”, (i) the grantee’s employment is terminated other than due to death, disability, cause, resignation, or retirement, or (ii) the award cannot be continued or replaced with an award for another public company stock because Eastman common stock (or the stock of the successor company) ceases to be publicly traded in a national securities market. For more information about these “change in control” provisions, see “Omnibus Stock Compensation Plans” under “Termination and Change-in-Control Arrangements.” Stock options generally expire ten years from the date of grant. Upon termination by reason of death, disability, or retirement, the stock options remain exercisable for the lesser of five years following the date of termination or the expiration date. If an employee resigns, the stock options remain exercisable for the lesser of 90 days or the expiration date. Stock options not previously exercised are canceled and forfeited upon termination for cause. See “Summary Compensation Table,” “Outstanding Equity Awards at 2024 Fiscal Year-End” and “2024 Option Exercises and Stock Vested” tables, and “Termination and Change-in-Control Arrangements.”
(7)Per-share exercise prices of the stock options granted in 2024. The exercise price is the closing price of common stock on the NYSE on the grant date.
(8)Grant date fair value of each stock-based award was computed in accordance with FASB ASC Topic 718.

2025 Proxy Statement	69

Executive compensation
The following table provides information regarding outstanding option grants and stock awards as of December 31, 2024, held by individuals named in the “Summary Compensation Table.”
Outstanding Equity Awards at 2024 Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
M. J. Costa	53,483			65.16	2/25/2026
	167,959			80.25	2/27/2027
	185,310			104.21	2/25/2028
	201,343			82.69	2/27/2029
	185,759			61.51	2/27/2030
	131,312			109.26	2/25/2031
	67,110	33,555(4)		120.80	2/24/2032
	38,039	76,079(5)		83.84	2/23/2033
		108,139(6)		86.15	2/26/2034	21,877	1,998,721
								242,020	22,101,269
W. T. McLain, Jr.	1,963			74.46	2/26/2025
	3,013			65.16	2/25/2026
	3,618			80.25	2/27/2027
	11,850			80.25	2/27/2027
	5,167			104.21	2/25/2028
	5,513			82.69	2/27/2029
	29,025			61.51	2/27/2030
	27,569			109.26	2/25/2031
	15,913	7,957(4)		120.80	2/24/2032
	9,412	18,824(5)		83.84	2/23/2033
		27,756(6)		86.15	2/26/2034	5,416	494,589
								59,883	5,468,472
B.A. Lich	38,760			80.25	2/27/2027
	44,924			104.21	2/25/2028
	50,336			82.69	2/27/2029
	46,440			61.51	2/27/2030
	33,373			109.26	2/25/2031
	15,913	7,956(4)		120.80	2/24/2032
	11,176	22,354(5)		83.84	2/23/2033
		31,773(6)		86.15	2/26/2034	6,431	587,279

								71,111	6,493,482
S. G. Crawford	18,304			80.25	2/27/2027
	22,462			104.21	2/25/2028
	28,764			82.69	2/27/2029
	28,058			61.51	2/27/2030
	24,667			109.26	2/25/2031
	13,838	6,918(4)		120.80	2/24/2032
	8,627	17,252(5)		83.84	2/23/2033
	—	24,527(6)		86.15	2/26/2034
						4,964	453,313
								54,892	5,012,705
B. T. Smith	7,520			104.21	2/25/2028
	2,862			82.69	2/27/2029
	10,289			72.92	10/14/2029
	4,794			61.51	2/27/2030
	5,608			109.26	2/25/2031
	3,452	1,726(4)		120.80	2/24/2032
	6,274	12,550(5)		83.84	2/23/2033
	—	21,182(6)		86.15	2/26/2034	4,288	391,580
								42,908	3,918,335

70	2025 Proxy Statement

Executive compensation
(1)Market value of shares of common stock payable under restricted stock units, based on the per share closing price of the common stock on the NYSE on December 31, 2024, the last trading day of 2024.
(2)Number of shares of common stock to be paid under outstanding performance share awards, based upon the higher of threshold or actual performance through 2024, for 2023-2025 and 2024-2026 performance periods. See “Compensation Discussion and Analysis” for a description of how performance share payouts are determined. If earned, the awards will be paid after the end of the performance period in unrestricted shares of common stock (subject to proration if the executive’s employment is terminated during the performance period because of retirement, death, or disability, and to cancellation in the event of resignation or termination for cause).
(3)Value of shares of common stock to be paid under outstanding performance share awards, based upon higher of threshold or actual performance through 2024, for 2023-2025 and 2024-2026 performance periods, assuming a market value equal to the closing price of the Company’s common stock on the NYSE on December 31, 2024. Any payments under these performance share awards will be determined based on actual performance through 2025 and 2026, respectively, and not on any interim measure of performance.
(4)Option became exercisable as to the remaining shares on February 25, 2025.
(5)Option became exercisable as to one-half of the shares on February 24, 2025, and becomes exercisable for remaining shares on February 24, 2026.
(6)Option became exercisable as to one-third of the shares on February 27, 2025, and becomes exercisable for remaining shares in equal amounts on February 27, 2026 and February 27, 2027.

The following table summarizes aggregate values realized upon exercise of options by, and payouts of vested stock for 2024 to, the individuals named in the “Summary Compensation Table.”
2024 Option Exercises and Stock Vested

	Options		Stock Awards(1)
Name	Shares Acquired on Exercise #	Value Realized on Exercise $	Shares Acquired on Vesting #	Value Realized on Vesting $
M. J. Costa	210,400	7,000,093	81,525	8,435,391
W. T. McLain, Jr.	—	—	19,331	2,000,178
B. A. Lich	59,415	1,221,028	31,253	3,146,717
S. G. Crawford	20,199	716,746	16,810	1,739,330
B. T. Smith	—	—	4,193	433,849
(1)Number of shares received by each NEO upon payout under 2022 - 2024 performance share award and the aggregate value of such shares of common stock (including dividend equivalents) based upon the per share closing price of the common stock on the NYSE on the payout date.

2025 Proxy Statement	71

Executive compensation
The following table summarizes the portion of post-employment benefits payable to the individuals named in the “Summary Compensation Table” from Company pension plans as of December 31, 2024.
Pension Benefits

Name	Plan Name(1)(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year($)
M. J. Costa	ERAP	19	368,740	0
	ERIP/URIP	19	4,231,832	0
W.T. McLain, Jr.	ERAP	24	368,298	0
	ERIP/URIP	24	1,629,619	0
B. A. Lich	ERAP	23	451,349	0
	ERIP/URIP	23	2,151,683	0
S.G. Crawford	ERAP	41	904,652	0
	ERIP/URIP	41	2,483,344	0
B. T. Smith	ERAP	32	409,072	0
	ERIP/URIP	32	780,782	0
(1)The ERAP is a tax-qualified, non-contributory defined benefit pension plan that generally covers employees who became employed on or before December 31, 2006. A participant’s total ERAP benefit consists of his or her “Pre-2000 Benefit” and “Pension Equity Benefit,” as described below:
Pre-2000 Benefit. Prior to 2000, the ERAP used a traditional pension formula which gave each participant a life annuity commencing at age 65. A participant is eligible for an unreduced Pre-2000 Benefit when such participant’s aggregate age plus years of eligible service totals 85, or at age 65. At retirement, the actuarial present value of the future annual Pre-2000 Benefit payments may at the election of the participant be paid in a lump sum. Benefits earned during 1998 and 1999, upon the election of the participant, may be payable over five years. The Pre-2000 Benefits payable upon retirement are based upon the participant’s years of service with the Company and “average participating compensation,” which is the average of three years of those earnings described in the ERAP as “participating compensation.” “Participating compensation,” in the case of the NEOs, consists of salary, bonus, and non-equity incentive plan compensation, including an allowance in lieu of salary for authorized periods of absence, such as illness, vacation, and holidays. To the extent that any participant’s annual Pre-2000 Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.
Pension Equity Benefit. Effective January 1, 2000, the Company redesigned the ERAP to use a pension equity formula. Under the pension equity formula, beginning January 1, 2000, a participant earns a certain percentage of final average earnings each year based upon age and total service with the Company. When a participant terminates employment, he or she is entitled to a pension amount, payable over five years. The amount may also be converted to various forms of annuities. To the extent that any participant’s Pension Equity Benefit exceeds the amount payable under the ERAP, such excess will be paid from one or more unfunded, supplementary plans.
(2)The Company maintains two unfunded, nonqualified plans, the URIP and the ERIP. The ERIP and the URIP will restore to participants in the ERAP benefits that cannot be paid under the ERAP because of applicable tax law limits, and benefits that are not accrued under the ERAP because of a voluntary deferral by the participant of compensation that would otherwise be counted for benefit calculation under the ERAP.
(3)Actuarial present value of the accumulated benefit, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for 2024. The actuarial present value calculation is based on the prescribed IRS mortality tables, and assumes individual compensation and service through December 31, 2024, with benefit commencement at normal retirement age of 65. Benefits are discounted to present value using a 5.64% discount rate for the ERAP and 5.60% for the ERIP/URIP.

72	2025 Proxy Statement

Executive compensation
The following table is a summary of participation by the individuals named in the “Summary Compensation Table” in the EDCP, an unfunded, nonqualified deferred compensation plan into which executive officers and other management-level employees can defer compensation until retirement or termination from the Company. Annual base salary and incentive cash compensation, stock and stock-based awards, which are payable in cash, are allowed to be deferred into the EDCP. Compensation deferred into the EDCP is credited at the election of the employee to multiple hypothetical investment alternatives, including an Eastman stock fund. Amounts deferred into the Eastman stock account increase or decrease in value depending on the market price of Eastman common stock. When cash dividends are declared on Eastman common stock, each stock account receives a dividend equivalent, which is used to hypothetically “purchase” additional shares. Upon retirement or termination of employment, the value of a participant’s EDCP account is paid, in cash, in a single lump sum or in up to ten annual installments as elected in advance by the participant. The EDCP also provides for early withdrawal by a participant of amounts in his or her EDCP account in certain limited circumstances.
All amounts in the following table have been previously earned by the NEOs and reported by the Company as compensation in this proxy statement or in annual meeting proxy statements for previous years, and are not new or additional compensation to the NEOs.
2024 Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
M. J. Costa	$0	$132,131	$33,105	$0	$1,516,881
W.T. McLain, Jr.	0	57,983	26,524	0	256,394
B. A. Lich	0	57,533	270,262	0	2,558,680
S.G. Crawford	0	40,205	55,306	0	1,588,095
B. T. Smith	41,106	37,226	37,143	0	301,753
(1)Annual Company contributions were made to the accounts of each NEO in the Eastman Investment Plan, a 401(k) retirement plan, and in the EDCP. Amounts shown are the amounts before provision for certain taxes contributed into the EDCP and represent amounts that could not be contributed into the 401(k) retirement plan of the individuals due to Internal Revenue Code restrictions. The total amount of the contributions for each NEO in the Eastman Investment Plan and the EDCP was 5% of their 2024 eligible compensation. In addition, for individuals who do not participate in the pension plan, a Company match of 50% of the amount of employee contribution up to 7% up to IRS limits is contributed. These contributions are included in the “Summary Compensation Table” in the “All Other Compensation” column.
(2)Aggregate amounts credited to participant EDCP accounts during 2024. No earnings on deferred amounts are included in the “Summary Compensation Table” in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column because there were no preferential or above-market earnings on any of the hypothetical investments. Quarterly dividend equivalents of 81 cents per hypothetical share for the first, second, and third quarters and of 83 cents per hypothetical share for the fourth quarter were credited to amounts in individual Eastman stock accounts.
(3)Balance in individual EDCP accounts as of December 31, 2024. The portions of the balances from annual Company contributions after provision for certain taxes ($1,330,412 for Mr. Costa, $206,685 for Mr. McLain, $489,314 for Mr. Lich, $297,944 for Mr. Crawford, and $115,786 for Mr. Smith) were reported as “All Other Compensation” in the “Summary Compensation Table” in this and applicable prior proxy statements; the portions of the balances from deferred salary ($609,665 for Mr. Crawford and $54,027 for Mr. Smith) were included in the amounts reported as “Salary” in the “Summary Compensation Table” in this and prior applicable proxy statements; the applicable portions of the balances from deferred annual incentive compensation and bonuses ($859,450 for Mr. Lich, $351,825 for Mr. Crawford, and $59,934 for Mr. Smith) were included in the amounts reported as “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” in this and applicable prior proxy statements; the portions of the balances from deferred stock-based awards are not reported in the “Summary Compensation Table” in this or certain prior proxy statements but were previously reported as “Long-Term Incentive Plan Payouts” in the “Summary Compensation Table” in certain prior proxy statements. The portions of the balances from earnings on deferred amounts were not reported in the “Summary Compensation Table” in this proxy statement or in the proxy statements for previous years because there were no preferential or above-market earnings on any individual EDCP hypothetical investments. Amounts in the “Company Contributions in Last Year” column were paid in February 2024, and are not included in the aggregate balance as of December 31, 2024.

2025 Proxy Statement	73

Executive compensation
Termination and Change-in-Control Arrangements
The Company’s Change-in-Control Agreements and the Omnibus Long-Term Compensation Plans, provide for compensation and benefits in certain circumstances upon or following termination of the NEO or a change-in-control of the Company, as further described below.
Change-in-Control and Severance Agreements. The Company has entered into Change-in-Control Agreements (the “CIC Agreements”) with the NEOs. The CIC Agreements provide for specified compensation and benefits following a “change-in-control” of the Company, which is generally defined to include the following, subject to certain exceptions: (i) the acquisition by a person of 35% or more of the voting stock of the Company; (ii) the incumbent Board members (and subsequent directors approved by them) ceasing to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a reorganization or merger unless, after such proposed transaction, the former stockholders of the Company will own more than 50% of the resulting corporation’s voting stock, no person will own 35% or more of the resulting corporation’s voting stock, and the incumbent Board members will continue to constitute at least a majority of the Board of the resulting corporation; or (iv) approval by the Company’s stockholders of a complete liquidation or dissolution of the Company. The Company may terminate the CIC Agreements unilaterally with approximately two years’ advance notice.
Under the CIC Agreements, in the event of a change-in-control, the Company will continue to employ the executive for a period of two years after the occurrence of such change-in-control (the “Employment Period”). During the Employment Period, the executive would be entitled to an annual base salary, annual bonus, and continued participation in benefits plans.
If, during the Employment Period, an executive’s employment were to be terminated by the Company for any reason other than for cause or disability or by the executive for good reason, the Company would be required to: (i) pay to the executive a lump sum cash payment equal to his or her “accrued obligations” (unpaid base salary through the date of termination, a prorated target bonus for the year of termination, and any accrued vacation pay); (ii) pay to the executive a lump sum severance payment equal to three-times (in the case of the CEO) or two-times (in the case of the other executives) the sum of his or her then-current annual base salary plus the amount of his or her target annual bonus for the year in which the termination occurs; (iii) continue to provide all health and welfare benefits to the executive and his or her eligible dependents, subject to certain limitations, for 18 months following termination; and (iv) accelerate the vesting of the executive’s unvested benefits under the Company’s retirement plans, and pay to the executive a lump sum cash payment equal to the value of such unvested benefits.
In February 2025, the Company entered into a severance agreement (the "Agreement") with Mr. Lich pursuant to which Mr. Lich will be eligible to receive severance benefits in the event of certain qualifying terminations of employment. If Mr. Lich (i) is terminated "Without Cause" (as such term is defined in the Company’s 2021 Omnibus Stock Compensation Plan), or (ii) resigns from his employment after March 1, 2027 for “Good Reason” (as defined in the Agreement), he shall receive the following:
•a cash severance payment in the amount of $2 million plus any cash severance amounts Mr. Lich would otherwise be eligible to receive under the Company’s severance plans or programs then in effect; and
•up to four months of continued healthcare coverage paid by the Company.
Except as described in “Executive termination and change-in-control agreements,” severance eligibility for all Company employees is determined by the Company in its sole discretion on a case-by-case basis, but has historically not exceeded the employee’s annual base salary.

74	2025 Proxy Statement

Executive compensation
Omnibus Stock Compensation Plans. The Omnibus Plan (like its predecessor plans, collectively referred to as the “Omnibus Plans”) provides for grants to employees of nonqualified and incentive stock options, stock appreciation rights, stock awards, performance shares, and other stock and stock-based awards (collectively, “awards”).
Under the Omnibus Plans, and unless otherwise determined by the Compensation Committee, if, following a “change-in-control” (as defined, generally involving circumstances in which the Company is acquired by another entity or its controlling ownership is changed), (i) a participant’s employment terminates within two years other than due to death, disability, cause, resignation (other than as a result of certain actions by the Company and any successor) or retirement, or (ii) Eastman common stock (or the stock of any successor company received in exchange for Eastman common stock) is no longer publicly traded on a national securities market, all then-outstanding unvested awards will automatically become 100% vested. Any payouts of performance awards for which performance has not yet been determined earned (pro rata for the number of completed performance periods months) will be based on: (i) the target level of performance if the change in control occurs during the first half of the performance period, or (ii) based on actual performance through the end of the last quarter prior to the change in control if the change in control occurs during the second half of the performance period.
Potential Payments Under and Change-in-Control Arrangements. The following table shows, for each of the NEOs employed at December 31, 2024, the payments and benefits that generally would have been provided under the Change-in-Control Agreements and the Omnibus Plans if the executive had been terminated without “cause” or had resigned for “good reason” on December 31, 2024 following a change-in-control (or, in the case of awards under the Omnibus Plans, Eastman common stock or the stock of its successor is no longer publicly traded on a national securities exchange following the change-in-control).

Form of Payment	M.J. Costa ($)	W.T. McLain, Jr. ($)	B. A. Lich ($)	S.G. Crawford ($)	B. T. Smith ($)
Cash severance(1)	10,500,000	3,300,000	3,420,000	2,608,500	2,660,000
Value of unvested stock-based awards at target(2)	21,304,088	5,197,316	5,853,069	4,684,136	2,846,012
Health and welfare continuation(3)	45,228	34,371	39,780	39,040	36,918
Total Payments	31,849,316	8,531,687	9,312,849	7,331,676	5,542,930
(1)Lump sum cash severance payment under the Change-in-Control Agreement equal to three times the sum of annual base salary and the target UPP payout for Mr. Costa and two times the sum of annual base salary and the target UPP payout for the other NEOs.
(2)Value of unvested awards at target, assuming the awards vest and are paid out under the Omnibus Plans following a change-in-control where there is a qualifying termination or the change in control results in Eastman common stock (or the stock of the successor) no longer being publicly traded on a national securities market. Awards are valued as of year-end 2024 based upon the closing price of Eastman common stock on the NYSE on December 31, 2024.
(3)Value of continuation of health and welfare benefits for 18 months following termination under the Change-in-Control Agreement.
In addition to the payments described above, the NEOs would also receive the following payments for amounts already earned or vested as the result of participation in compensation or benefit plans on the same basis as other Company employees:
•value of outstanding vested stock-based awards (see the “Outstanding Equity Awards at 2024 Fiscal Year-End” table);
•earned UPP payout (see “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column in the “2024 Grants of Plan-Based Awards” table);
•earned Company contribution to vested and unvested defined contribution plans (see “All Other Compensation” column in the “Summary Compensation Table”);
•account balance in the Eastman Investment Plan, a 401(k) retirement plan, and the employee stock ownership plan;
•account balance in the Executive Deferred Compensation Plan (see “Aggregate Balance at Last Fiscal Year-End” column in the “2024 Nonqualified Deferred Compensation” table); and
•lump sum present value of pension under the Company’s qualified and non-qualified pension arrangements (see “Present Value of Accumulated Benefit” column in the “Pension Benefits” table).

2025 Proxy Statement	75

Executive compensation
Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of the Chief Executive Officer (the "CEO") to the median of the annual total compensation of our employees (other than the CEO). For 2024, the annual total compensation of the CEO was $15,939,802 and the median of the annual total compensation of all employees (other than the CEO) was $98,002. Accordingly, the CEO’s annual total compensation was approximately 162 times that of the median of the annual total compensation of all employees. This calculated “pay ratio” is a reasonable estimate determined in a manner consistent with SEC pay ratio disclosure requirements. We refer to the employee who received the median of the annual total compensation of all employees as the “median employee.”
We used the following methodology to make the determinations for calculating the pay ratio:
•As of October 31, 2024, our employee population consisted of 14,261 individuals (13,555 full-time and 706 other employees) working at our parent Company and consolidated subsidiaries, with 73% of these individuals located in the United States, 14% located in Europe (primarily Belgium, the Netherlands, and Germany), 10% located in Asia (primarily China, Malaysia, and Singapore) and 3% located in Latin America (primarily Mexico and Brazil).
•We selected October 31, 2024, as the date upon which we would identify the median employee to allow sufficient time to identify the median employee given the global scope of our operations.
•To identify the median employee from our employee population, we conducted an analysis of our population of employees.
•Given the distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees including participation in several annual cash short-term incentive plans. For purposes of measuring the compensation of all employees to determine the median employee, we selected total cash compensation (base salary for salaried employees and wages for hourly employees plus the most recent actual cash incentive payment for both hourly and salaried employees) as a consistently applied compensation measure that reasonably reflects the annual compensation of our employees.
•In making this determination, we annualized the compensation of all permanent employees who were employed in 2024.
•Using this methodology, we determined that the median employee was a full-time, hourly, manufacturing operations employee with total compensation for 2024 consisting of wages, overtime pay, cash incentive payment, and annual Company contribution to a defined contribution retirement plan determined and calculated in the same manner as compensation of the executive officers in the “Summary Compensation Table” earlier in this proxy statement.
•The annual total compensation of the CEO is the amount reported for 2024 in the “Total” column of the “Summary Compensation Table.”
The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

76	2025 Proxy Statement

Executive compensation
Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our Non-PEO named executive officers (“Other NEOs”) and Company performance for the fiscal years listed below. The following tables and related disclosures provide information about: (i) the “total compensation” of our PEO and our Other NEOs as presented in the “Summary Compensation Table” on page 67, (ii) the compensation actually paid ("CAP") to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the compensation actually paid to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. The Compensation Committee did not consider this pay versus performance disclosure below in making its pay decisions for any of the years shown. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the CD&A beginning on page 48.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)[1]	Compensation Actually Paid to PEO (c)[1,2]	Average Summary Compensation Table Total for Other NEOs (d)[1]	Average Compensation Actually Paid to Other NEOs (e)[1,2]	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)[3]	Net Income ($ millions) (h)	Adjusted EBIT ($ millions) (i)[4]
2024	$15,939,802	$22,784,616	$4,602,991	$6,057,996	$136	$145	$908	$1,298
2023	17,597,890	16,978,885	4,812,940	4,655,315	130	146	896	1,097
2022	17,068,131	(12,049,295)	4,384,699	(1,407,170)	113	132	796	1339
2021	17,798,861	33,704,535	5,398,736	8,450,911	163	149	867	1635
2020	13,561,990	30,582,035	3,791,700	6,235,050	131	118	489	1216
(1)Mark J. Costa was our PEO for each year presented. The individuals comprising the Other NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Curtis E. Espeland	William T. McLain, Jr.	William T. McLain, Jr.	William T. McLain, Jr.	William T. McLain, Jr.
Brad A. Lich	Brad A. Lich	Brad A. Lich	Brad A. Lich	Brad A. Lich
Lucian Boldea	Lucian Boldea	Stephen G. Crawford	Stephen G. Crawford	Stephen G. Crawford
William T. McLain, Jr.	Stephen G. Crawford	Perry Stuckey III	B. Travis Smith	B. Travis Smith
Kellye L. Walker
(2)   The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the “Summary Compensation Table” Total with exclusions and inclusions of certain amounts for the PEO and the Other NEOs as prescribed by SEC rules and as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards columns are the totals from the Stock Awards and Option Awards columns set forth in the “Summary Compensation Table.” Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the “Summary Compensation Table.” Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.
(3) The Peer Group TSR set forth in this table utilizes the Company’s peer group, the S&P 1500 Chemicals Industry Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 1500 Chemicals Industry Index. Historical stock performance is not necessarily indicative of future stock performance.
(4) We determined Adjusted EBIT, a Non-GAAP measure, to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Other NEOs in 2024. Adjusted EBIT is defined as set forth above under “Compensation Discussion and Analysis — Elements of Our Executive Compensation Program.” See Annex A of this proxy statement for a reconciliation of financial measures under accounting principles generally accepted in the United States (“GAAP”) to Adjusted EBIT, a description of excluded items, and related information.

2025 Proxy Statement	77

Executive compensation

The following table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP amounts from the “Summary Compensation Table” amounts.

Year	Summary Compensation Table Total for Mark J. Costa ($)	Exclusion of Change in Pension Value for Mark J. Costa ($)	Exclusion of Stock Awards and Option Awards for Mark J. Costa ($)	Inclusion of Pension Service Cost for Mark J. Costa ($)	Inclusion of Equity Values for Mark J. Costa ($)	Compensation Actually Paid to Mark J. Costa ($)
2024	$15,939,802	($360,523)	($11,368,203)	$259,555	$18,313,985	$22,784,616

Year	Average Summary Compensation Table Total for Other NEOs ($)	Average Exclusion of Change in Pension Value for Other NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Other NEOs ($)	Average Inclusion of Pension Service Cost for Other NEOs ($)	Average Inclusion of Equity Values for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)
2024	$4,602,991	($208,851)	($2,739,607)	$117,591	$4,285,872	$6,057,996

The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following tables.

Year	Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Unvested as of Last Day of Covered Fiscal Year for Mark J. Costa ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Unvested Equity Awards Granted in Any Prior Fiscal Year for Mark J. Costa ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mark J. Costa ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards Granted in Any Prior Fiscal Year that Vested During Covered Fiscal Year for Mark J. Costa ($)	Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Covered Fiscal Year for Mark J. Costa ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards During the Covered Fiscal Year Prior to the Vesting Date Not Otherwise Included for Mark J. Costa ($)	Total - Inclusion of Equity Values for Mark J. Costa ($)
2024	$14,055,825	$2,318,553	$—	$1,939,607	$—	$—	$18,313,985

Year	Average Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Unvested as of Last Day of Covered Fiscal Year for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Unvested Equity Awards Granted in Any Prior Fiscal Year for Other NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards Granted in Any Prior Fiscal Year that Vested During Covered Fiscal Year for Other NEOs ($)	Average Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Covered Fiscal Year for Other NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards During the Covered Fiscal Year Prior to the Vesting Date Not Otherwise Included for Other NEOs ($)	Total - Average Inclusion of Equity Values for Other NEOs ($)
2024	$3,387,285	$539,948	$—	$358,639	$—	$—	$4,285,872

78	2025 Proxy Statement

Executive compensation
Tabular list of most important financial performance measures

The following table presents the financial performance measures that the Company considered the most important in linking Compensation Actually Paid to our PEO and Other NEOs for 2024 to Company performance. The measures in this table are not ranked.

Adjusted Earnings Before Interest and Taxes (EBIT)
Operating Cash Flow
Relative Total Shareholder Return
Return on Invested Capital

Relationship between PEO and Other NEO compensation actually paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, the Company’s cumulative TSR, and the Peer Group’s cumulative TSR over the five most recently completed fiscal years.

PEO and Other NEO Compensation Actually Paid
Versus TSR
Compensation Actually Paid ($ Millions)
Indexed TSR (FYE 2019 = $100)
40
30
20
10
0
-10
-20
180
150
120
90
60
30
0
100.00
131.49
118.22
162.50
148.89
131.59
113.16
146.19
129.65
144.62
136.26
30.6
6.2
33.7
8.5
-12.0
-1.4
17.0
4.7
22.8
6.1
2019
2020
2021
2022
2023
2024
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
EMN TSR
S&P 1500 Chemicals Index TSR

2025 Proxy Statement	79

Executive compensation
Relationship between PEO and Other NEO compensation actually paid and net income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Other NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
40
30
20
10
0
-10
-20
1200
1000
800
600
400
200
0
30.6
6.2
33.7
8.5
-12.0
-1.4
17.0
4.7
22.8
6.1
489
867
796
896
908
2020
2021
2022
2023
2024
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
EMN Net Income

Relationship between PEO and Other NEO compensation actually paid and adjusted EBIT
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and our Adjusted EBIT during the five most recently completed fiscal years.

PEO and Other NEO Compensation Actually Paid Versus Adjusted EBIT

Compensation Actually Paid ($ Millions)
Adjusted EBIT ($ in Millions)
40
30
20
10
0
-10
-20
1800
1500
1200
900
600
300
0
2020
2021
2022
2023
2024
30.6
6.2
33.7
8.5
-12.0
-1.4
17.0
4.7
22.8
6.1
1,216
1,635
1,339
1,097
1,298
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
EMN Adjusted EBIT

80	2025 Proxy Statement

ITEM 4 Advisory Vote on Stockholder Proposal

Stockholder John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, owner of 50 shares of Eastman common stock, has given notice that he intends to submit the following proposal and supporting statement. The Company has reproduced the proposal and supporting statement as provided to the Company by stockholder John Chevedden and has not sought to correct or address the statements with which the Company disagrees:
Proposal 4 — Support an Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.
It is a best practice to adopt this policy soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
It is important to have an independent Board Chairman when a company comes closer to a critical point in its succession planning and given the context of stagnate Eastman Chemical long-term stock performance. The EMN stock price was at $105 in 2018 and again at $105 in late 2024.
In addition to the stagnate EMN stock price, 24% of shareholders rejected 2024 EMN executive pay. A 5% rejection is often the norm at well performing companies.
EMN has had the same person in both jobs, Chairman and CEO, since 2014. The stagnate EMN stock price is a testament that combining these 2 important jobs at EMN does not work.
At minimum this proposal alerts stockholders to the looming need of diligent EMN succession planning and unfortunately reminds shareholders of the long-term stagnate EMN stock performance.
Please vote yes:
Support an Independent Board Chairman - Proposal 4

2025 Proxy Statement	81

Item 4 Advisory vote on stockholder proposal
Response of the Company

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL

The Board of Directors has carefully reviewed the stockholder proposal requesting the adoption of a policy to separate the roles of Board Chair and CEO. While we respect the views of our stockholders, the Board unanimously believes that the action requested by this proposal is unnecessary and not in the best interests of the Company or its stockholders.

The Board believes that such a policy could undermine the flexibility required to determine the most effective leadership structure for Eastman — including its Chair and CEO — based upon its determination of the structure that best serves the interests of stockholders.

Effective Board Leadership:
The Board believes it is best positioned to determine the appropriate leadership structure based on the Company's specific circumstances, including its short- and long-term strategic priorities and business environment. This flexibility is paramount to ensuring the Board can implement a leadership structure that enables highly-effective governance oversight. Currently, the Board believes that combining the roles of Chair and CEO helps ensure that the CEO, with his extensive knowledge of Eastman and full-time focus on the business affairs of the Company, can effectively and efficiently manage implementation of the Board's recommendations and decisions. The Board believes that a policy mandating an independent Chair would undermine the flexibility required to determine the most effective leadership structure for Eastman at any given time.
Independent Lead Director:
Our independent Lead Director provides meaningful and effective leadership and oversight at the Board level. In order to give a significant voice to our non-employee, independent directors and to reinforce effective leadership on the Board, the Company’s Bylaws and Corporate Governance Guidelines provide that the Company shall have an independent Lead Director if the same person holds the CEO and Chair positions or if the Chair is not otherwise independent. The Board routinely reviews the tenure and performance of the Lead Director and makes changes as appropriate. As part of its succession planning efforts, the Board appointed a new Lead Director in 2023.
Eastman's independent Lead Director has substantial authority and helps ensure appropriate oversight of the CEO by the independent directors. The Lead Director’s responsibilities, which are described in more detail in the Company’s Corporate Governance Guidelines, include:
•calling, setting agendas for, and presiding over executive sessions of the non-employee, independent directors at each regularly scheduled meeting of the Board, or at such other times as the non-employee, independent directors may determine;
•calling special meetings of the full Board or of the non-employee, independent directors;
•presiding over Board meetings in the absence of the Chair;
•collaborating and consulting with Committee chairs concerning schedules, agendas, and written materials;
•acting as a liaison between the independent directors and the Chair; and
•being available with the Chair for consultation and direct communication with stockholders.
Strong Governance Framework:
The Company has a strong governance framework that ensures board independence and effective oversight regardless of whether the Chair is independent. As part of this framework, the Board adheres to comprehensive governance policies including a Code of Ethics and Business Conduct for Members of the Board, and Corporate Governance Guidelines, which outline the Board’s commitment to transparency, accountability, and ethical conduct. This framework is designed to promote the highest standards of director independence, as well as Board transparency and accountability.

82	2025 Proxy Statement

Item 4 Advisory Vote on Stockholder Proposal
Consistent with its commitment to strong corporate governance, the Board has made changes to the Company’s governance structure, policies, and practices that it has determined to be in the best interests of the Company and its stockholders. Past changes include the adoption of a proxy access bylaw provision that allows qualifying stockholders to include their director nominees in the Company’s proxy materials, and a Board stockholder communication and engagement policy. Past changes also include the implementation of majority voting in the election of directors, repeal of the Company’s “poison pill” stockholder rights plan, declassification of the Board, implementation of the existing right of stockholders to call special meetings, and removal of certain supermajority voting requirements from the Company’s Certificate of Incorporation and Bylaws. Most recently, changes to the composition of the Board of Directors have significantly reduced the average tenure of the directors.
These actions demonstrate that the Board is not reluctant to make changes in its governance practices when it determines that a change is in the best interests of the Company and its stockholders. The requested change to a policy that mandates the separation of the roles of Chair and CEO is not, however, such a change.
In addition to the governance framework outlined above, all of the Board's non-executive directors, which includes all directors other than the CEO, are independent directors who have no material relationships with the Company, its executives, or its subsidiaries. In addition, each of the Board's committees are comprised solely of independent directors and are 100% independent. Directors are elected annually and, as described above, the Company has an independent Lead Director with clear and substantive authority and responsibilities.
Given the strong leadership of the Company’s Chair and CEO, the counter-balancing role of the independent Lead Director and a Board comprised of experienced and independent directors, the Board continues to believe it is in the best long-term interests of the Company and its stockholders to maintain the flexibility to have a combined role of Chair and CEO.

The Board of Directors recommends that you vote “AGAINST” this proposal.

2025 Proxy Statement	83

Stock Ownership of Directors and Executive Officers
Unless otherwise noted, the table below sets forth certain information regarding the beneficial ownership of Eastman common stock as of December 31, 2024, by each director (which includes each director nominee) and by each executive officer named in the “Summary Compensation Table” (under “Executive Compensation — Compensation Tables” earlier in this proxy statement, referred to as the “NEOs”) and by the directors and executive officers as a group.

Name	Number of Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class
Mark J. Costa	1,582,784(3)	1.3%
William T. McLain, Jr.	238,018(4)	*
Brad A. Lich	356,271(5)	*
Stephen G. Crawford	279,798(6)	*
B. Travis Smith	70,842(7)	*
Humberto P. Alfonso	9,878	*
Brett D. Begemann	8,020	*
Eric L. Butler	4,755(8)	*
Linnie M. Haynesworth	1,507	*
Julie F. Holder	14,518(8)	*
Renée J. Hornbaker	22,312(8)	*
Kim A. Mink	1,390	*
James J. O’Brien	4,825(8)	*
David W. Raisbeck	29,357(8)	*
Donald W. Slager	100	*
Directors and executive officers as a group (21 persons)	2,823,400(9)	2.4%
*    Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Information relating to beneficial ownership is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the SEC. Under those rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be the beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days (on or before April 29, 2025). Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors, NEOs and other executive officers possessed sole voting and investment power with respect to all of their respective shares of common stock in the table.

84	2025 Proxy Statement

Information about stock ownership
(2)The total number of shares of common stock beneficially owned by the directors and executive officers as a group is 2.4% of the shares of common stock outstanding as of March 3, 2025. The number of shares beneficially owned by each director and NEO other than Mr. Costa (who beneficially owned approximately 1.3% of the outstanding shares), is less than one percent of the shares of common stock outstanding as of March 3, 2025. Shares not outstanding that are subject to options exercisable within 60 days by persons in the group or a named individual are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by each individual and the group.
(3)Includes 1,133,121 shares that may be acquired upon exercise of options.
(4)Includes 137,366 shares that may be acquired upon exercise of options. Also includes 50,798 shares owned by the Eastman Foundation (the “Foundation”), of which shares Mr. McLain may also be deemed a beneficial owner by virtue of his shared voting and investment power as a director of the Foundation, but in which he had no pecuniary interest.
(5)Includes 270,646 shares that may be acquired upon exercise of options.
(6)Includes 168,441 shares that may be acquired upon exercise of options. Also includes 50,798 shares owned by the Foundation of which Mr. Crawford may also be deemed a beneficial owner by virtue of his shared voting and investment power as a director of the Foundation but in which he had no pecuniary interest. Includes 61 shares held indirectly by his spouse in a 401(k) plan and 282 shares held indirectly by his spouse in the Employee Stock Ownership Plan.
(7)Includes 55,860 shares that may be acquired upon the exercise of options.
(8)Includes 1,252 restricted shares held by Messrs. Butler, O'Brien, Raisbeck and Mses. Holder and Hornbaker that generally vest in May 2025, but as to which the director has voting powers.
(9)Includes a total of 1,874,916 shares that may be acquired upon exercise of options and 6,260 restricted shares as to which directors had voting power but no investment power. Also includes 50,798 shares owned by the Foundation, of which three executive officers, including Messrs. McLain and Crawford, each may have been deemed a beneficial owner by virtue of shared voting and investment power as a director of the Foundation but as to which they have no pecuniary interest.
Director and executive stock ownership expectations; no hedging or pledging of company stock
Eastman has stock ownership expectations for its directors and executive officers. These persons are expected to acquire and maintain a stake in the Company valued at five times the annual retainer fee for directors, five times annual base pay for the CEO, and two and one-half times annual base pay for the other executive officers. Directors and executive officers are expected to attain these levels of stock ownership within five years of first becoming a director or an executive officer. Hypothetical units of the Eastman common stock fund that are credited to an executive’s account under the Executive Deferred Compensation Plan (“EDCP”) and to a director’s account under the DDCP are counted with shares of common stock actually owned for purposes of determining stock ownership under the director and executive ownership expectations. See “Director Compensation — Directors’ Deferred Compensation Plan” and “Executive Compensation — Compensation Tables — 2024 Nonqualified Deferred Compensation.”
Company directors and executive officers, and all employees, are prohibited by Eastman policies from use of derivative financial instruments to hedge or mitigate their exposure to changes in the market price of Eastman common stock. In addition, directors and executive officers are prohibited from pledging Eastman common stock as security or collateral for loans or in margin brokerage accounts.

2025 Proxy Statement	85

Information about stock ownership
The table below shows the number of shares of common stock and EDCP and DDCP common stock units owned under the ownership expectations as of March 3, 2025, by each director and each NEO. All directors and NEOs have met or are on schedule to meet their ownership expectations within the required timeframe.

Name	Number of Shares of Common Stock and Common Stock Units Owned
Mark J. Costa	449,663
William T. McLain, Jr.	49,854
Brad A. Lich	88,416
Stephen G. Crawford	60,559
B. Travis Smith	14,990
Humberto P. Alfonso	56,860
Brett D. Begemann	56,857
Eric L. Butler	6,539
Linnie M. Haynesworth	4,101
Julie F. Holder	27,446
Renée J. Hornbaker	69,223
Kim A. Mink	13,421
James J. O’Brien	20,661
David W. Raisbeck	81,658
Donald W. Slager	443
Principal Stockholders
Unless otherwise noted, the table below sets forth certain information regarding the beneficial ownership of Eastman common stock as of March 1, 2025 by persons we know to be the beneficial owners of more than five percent of Eastman common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	14,839,678(1)	12.52%

BlackRock, Inc. 50 Hudson Yards New York, New York 10001	8,383,444(2)	7.1%

Capital Research Global Investors 333 South Hope Street, 55th Fl, Los Angeles, CA 90071	5,886,564(3)	5.1%

(1)As of December 31, 2023, based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc., an investment adviser. According to the Schedule 13G/A, The Vanguard Group has sole dispositive power with respect to 14,323,259 of such shares, shared dispositive power with respect to 516,419 of such shares, and shared voting power with respect to 152,639 of such shares.
(2)As of December 31, 2023, based on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. as parent holding company of certain broker-dealer and investment adviser entities, including certain non-U.S. institutions. According to the Schedule 13G/A, BlackRock and such affiliated entities together have sole dispositive power with respect to 8,383,444 shares and sole voting power with respect to 7,445,770 shares.
(3)As of December 31, 2024, based on a Schedule 13G filed with the SEC on February 13, 2025 by Capital Research Global Investors, an investment adviser. According to the Schedule 13G, Capital Research Global Investors has sole voting and dispositive power with respect to 5,886,564 shares.

86	2025 Proxy Statement

Q	What Is A Proxy Statement, and How Do I Attend and Vote at the Annual Meeting?

A. This proxy statement is dated March 21, 2025, and is first being mailed and delivered electronically to Eastman stockholders, and made available on the Internet at the Company’s website (www.eastman.com) and at www.ReadMaterial.com/EMN, on or about March 21, 2025. Our Board is furnishing you this proxy statement in connection with its solicitation of proxies to be voted at the Annual Meeting of the Company to be held on May 1, 2025, and at any adjournments or postponements of the meeting. A proxy statement is a document that SEC regulations require us to give you when we ask you to vote your stock by proxy. At the meeting, stockholders will be asked to consider and vote on the items of business listed and described in this proxy statement.
We have decided to hold our Annual Meeting virtually on the Internet via live webcast. Stockholders will be able to attend and participate online. We have structured our virtual meeting to provide stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and submit questions in advance of and during the meeting in accordance with the rules of conduct for the meeting. The rules of the meeting and other information about participation and voting will be available in the Annual Meeting section of our website. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting so that your shares will be represented and voted at the meeting whether or not you attend virtually.
To attend the Annual Meeting virtually, stockholders must register using their control number and other information to identify such stockholder at https://register.proxypush.com/emn. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting, vote online, and submit questions. If you are a beneficial stockholder, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your control number.
The Annual Meeting will begin promptly at 11:30 a.m. (EDT) on May 1, 2025, although stockholders may log-in beginning at 11:15 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time.
The Annual Meeting virtual platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend or vote at the Annual Meeting. Attendees should allow plenty of time to log-in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Additional information regarding the rules of conduct and other materials for the Annual Meeting will be available, via link, during the Annual Meeting. In addition, we will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting for ten days preceding the Annual Meeting. To access the stockholders of record list during this time, please send your request, and proof of Eastman stock ownership, by email to corpsecy@eastman.com.
If you encounter technical or logistical issues, including any difficulties accessing the virtual Annual Meeting during the log-in or meeting time, please refer to the FAQ page linked in the e-mailed instructions where you will find answers to common questions as well as a live support number.

2025 Proxy Statement	87

Additional information about the annual meeting

Q	What is a Proxy, and How do I Vote by Proxy at the Annual Meeting?

A. A proxy is a legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written or electronic document, that document is also called a proxy, a proxy card, or a form of proxy.
By completing and returning your proxy (either by returning the paper proxy card, by submitting your proxy electronically by Internet, or by telephone), you appoint William T. McLain, Jr., the Company’s Chief Financial Officer, and Iké G. Adeyemi, the Company’s Chief Legal Officer and Corporate Secretary, to represent you at the Annual Meeting and direct them to vote your shares at the Annual Meeting. Shares of common stock represented by proxy will be voted by the proxy holders at the Annual Meeting in accordance with your instructions as indicated in the proxy. If you properly execute and return your proxy (in paper form, electronically by the Internet, or by telephone) but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board as to the matters identified in this proxy statement and in the best judgment of the proxy holders as to any other matters.
If your shares are registered in your name, you are a stockholder of record. Stockholders of record may vote by proxy in one of three ways:

By Internet: visit the website www.cesvote.com and follow the instructions on your proxy card or electronic form of proxy.	By telephone: call (888) 693-8683 and follow the instructions on your proxy card or electronic form of proxy.	By mail (if you received a paper proxy card): mark, sign, date, and mail your proxy card in the enclosed postage-paid envelope.

If you received the “Important Notice Regarding the Availability of Proxy Materials,” follow the instructions on that notice to access an electronic form of proxy. Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly.
If your shares are held in “street name” through a broker, bank, or other holder of record, you will receive instructions from that registered holder that you must follow in order for your shares to be voted for you by that record holder. Telephone and Internet voting may be offered to stockholders who own their shares through certain brokers or banks.
If stockholders submit a proxy to vote their shares prior to the Annual Meeting, their shares will be voted at the Annual Meeting according to their instructions and they do not need to vote their shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting by proxy in one of the ways described above.

Q	How Do I Revoke My Proxy?

A. Stockholders of Record: If you give a proxy, you may revoke it at any time before its exercise at the meeting by:
•giving written notice of revocation to the Corporate Secretary of the Company;
•executing and delivering a later-dated, signed proxy card or submitting a later-dated proxy by Internet or by telephone before the meeting; or
•voting in person virtually at the meeting.
All written notices of revocation or other communications with respect to revocation of proxies should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Corporate Secretary, so that they are received before the Annual Meeting.
Beneficial Owners: If you are a beneficial owner of your shares, you must contact the bank, broker, or other nominee holding your shares and follow their instructions for revoking or changing your vote.

88	2025 Proxy Statement

Additional information about the annual meeting

Q	What is the Record Date for the Annual Meeting? Which Stockholders Are Entitled to Vote?

A. The record date for the Annual Meeting is March 10, 2025. Stockholders of record of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting. The record date is established by the Board as required by Delaware law. If your shares are held in “street name” through a broker, bank, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person virtually at the meeting.
On the record date, there were 115,459,908 shares of common stock issued and outstanding. Holders of common stock are entitled to one vote on each of the ten director-nominees and one vote on each other matter voted upon at the Annual Meeting for each share of common stock they hold of record on the record date.

Q	What is A Quorum to Conduct Business at the Annual Meeting? How Are Abstentions and Broker Non-Votes Counted at the Annual Meeting?

A. The presence, in person virtually or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to conduct business. Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a registered holder holding shares in “street name” for a beneficial owner does not vote on a particular proposal because the registered holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers which have not received voting instructions from their clients cannot vote on their clients’ behalf on the election of directors, the advisory approval of executive compensation or the advisory vote on the stockholder proposal, but may, although they are not required to, vote their clients’ shares on the ratification of the appointment of the independent registered public accounting firm.

Q	What Votes Are Required for Approval of the Matters to be Considered at the Annual Meeting?

A. Each director nominee who receives a majority of votes cast (number of shares voted “for” exceeds 50% of the number of votes cast with respect to that director’s election) will be elected as a director. With respect to the election of directors, stockholders may (1) vote “for” all ten of the nominees, (2) vote “against” all ten of the nominees, (3) vote “against” any individual nominee or nominees but vote “for” the other nominee(s), or (4) “abstain” from voting on one or more nominees. Shares not present, in person or by proxy, at the Annual Meeting and abstentions will have no effect on the outcome of the election of directors. Similarly, broker non-votes will not be considered to be votes cast and therefore will have no effect on the outcome of the election of directors.
The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent registered public accounting firm, the advisory approval of executive compensation, and the advisory vote on the stockholder proposal. With respect to each of these items, stockholders may (1) vote “for,” (2) vote “against,” or (3) “abstain” from voting. Abstentions and broker non-votes will not be considered to be votes cast and therefore will have no effect on the outcome of the vote on these matters.

Q	What Are Proxy Solicitation Costs, and Who Pays Them?

A. We will bear the cost of soliciting proxies and the cost of the Annual Meeting. In addition to the solicitation of stockholders by mail and electronic means, proxies may be solicited by telephone, facsimile, personal contact, and similar means by our directors, officers, or employees, none of whom will be specially compensated for these activities. We have also contacted brokerage houses, banks, nominees, custodians, and fiduciaries which can be identified as record holders of common stock. Such holders, after inquiry by us, have provided certain information concerning beneficial owners not objecting to the disclosure of such information and the quantities of proxy materials and annual reports needed to supply such materials to beneficial owners, and we will reimburse such record holders for the expense of providing such beneficial ownership information and of mailing or otherwise delivering proxy materials and annual reports to beneficial owners. We have retained Georgeson LLC to assist with the solicitation of proxies and vote projections for a fee of $22,500 plus reimbursement of out-of-pocket expenses.

2025 Proxy Statement	89

Additional information about the annual meeting

Q	What About Matters Not Included in This Proxy Statement?

A. We do not expect any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act on those matters for you according to their best judgment.

Q	What Is the Deadline for Submission of Stockholder Proposals for the 2026 Annual Meeting of Stockholders?

A. In accordance with the rules of the SEC, if you wish to submit a proposal for presentation at Eastman’s 2026 Annual Meeting of Stockholders, it must be received by the Company at its principal executive offices no later than November 21, 2025, in order to be included in the Company’s proxy materials for its 2026 Annual Meeting of Stockholders under SEC Rule 14a-8. Any such proposal should be sent to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Corporate Secretary.
In addition, our Bylaws require that other proposals to be submitted by a stockholder for a vote of the Company’s stockholders at an annual meeting of stockholders must be preceded by adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the notice must set forth certain information specified in our Bylaws about the stockholder and the proposal. The Bylaws are available through the “Investors — Governance” section of the Company’s website and also will be provided to any stockholder upon written request to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. To be timely, the notice must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as expected, notice of the Annual Meeting is first sent to stockholders on March 21, 2025, then such advance notice must be delivered no earlier than October 22, 2025, and not later than November 21, 2025.

Q	What Are the Requirements for Nominations by Stockholders for Election to the Board of Directors and Stockholder Nomination Proxy Access?

A. Our Bylaws provide that nominations by stockholders of persons for election to the Board may be made by giving adequate and timely notice to the Corporate Secretary of the Company. To be adequate, the nomination notice or the notice of proxy access nomination, as applicable, must set forth certain information specified in our Bylaws about each stockholder submitting a nomination and each person being nominated, including, as applicable, the information required by Rule 14a-19. The Bylaws are available through the “Investors — Corporate Governance” section of the Company’s website, and also will be provided to any stockholder upon written request to Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. To be timely, the nomination notice and the notice of proxy access nomination each must be delivered to the Corporate Secretary of the Company no earlier than 150 days and not later than 120 days prior to the day of the month on which the notice of the immediately preceding year’s annual meeting of stockholders was first sent to the stockholders of the Company. If, as expected, notice of the 2025 Annual Meeting is first sent to stockholders on March 21, 2025, then such notice must be delivered no earlier than October 22, 2025, and not later than November 21, 2025.

Q	Q. How Do I Access the Company’s Annual Report to Stockholders and Annual Report on Form 10-K?

A. Our Annual Report to Stockholders for 2024, including our consolidated financial statements for the year ended December 31, 2024, is being mailed and delivered electronically to stockholders, and made available on the Internet at the Company’s website (www.eastman.com) and at www.ReadMaterial.com/EMN, concurrently with this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC is also available on the Internet on the Company’s website and on the SEC’s website (www.sec.gov).

90	2025 Proxy Statement

Additional information about the annual meeting
Householding of Proxy Materials
We have adopted a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice of Internet Availability of Proxy Materials or the printed proxy materials, unless we have received contrary instructions from one or all of such stockholders. This procedure reduces our printing costs and postage fees and is environmentally friendly.
If you and another stockholder of record with whom you share an address are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the printed proxy materials, you can request to receive a single copy of the printed proxy materials in the future by calling (423) 229-4647 or writing to Investor Relations at Eastman Chemical Company, P.O. Box 431, Kingsport, Tennessee 37662-0431, Attention: Investor Relations. If you and another stockholder of record with whom you share an address wish to receive a separate Notice of Internet Availability of Proxy Materials or separate printed proxy materials, we will promptly deliver them to you if you request them by contacting us in the same manner described above.
Stockholders who participate in householding and who receive printed proxy materials will continue to receive separate proxy cards. If you are a street name stockholder, you can request householding by contacting your bank, broker or other holder of record through which you hold your shares.

2025 Proxy Statement	91

Reconciliation of Non-GAAP Financial Measures
Company GAAP and non-GAAP performance 2024 versus 2023
Non-GAAP financial measures, and the accompanying reconciliations of the non-GAAP financial measures to the most comparable GAAP measures, are presented below.

(In millions, except per share amounts)	2024	2023	2022
Sales revenue	$9,382	$9,210	$10,580
Earnings before interest and taxes (“EBIT”)	1,278	1,302	1,159
Adjusted EBIT*	1,298	1,097	1,339
Earnings per diluted share	7.67	7.49	6.35
Adjusted earnings per diluted share*	7.89	6.40	7.88
Net cash provided by operating activities	$1,287	$1,374	$975
*    For non-core or unusual items excluded from adjusted earnings and for adjusted provision for income taxes, and reconciliations to reported company earnings for all periods presented, see Tables 1 and 2 below.
We provide non-GAAP financial measures in the proxy statement, and the related reconciliations to the most comparable GAAP financial measures, because we believe our stockholders use these metrics in evaluating longer-term period-over-period performance, and to allow stockholders to better understand and evaluate the information used by us to assess the Company’s performance, make resource allocation decisions, and evaluate organizational and individual performances in determining certain performance-based compensation. Non-GAAP financial measures do not have definitions under GAAP, and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we caution stockholders not to place undue reliance on any non-GAAP financial measure, but to consider such measures alongside the most directly comparable GAAP financial measure.
Because non-core, unusual, or non-recurring transactions, costs, and losses or gains may materially affect the Company’s financial condition or results in a specific period in which they are recognized, management believes it is appropriate to evaluate the financial measures prepared and calculated in accordance with both GAAP and the related non-GAAP financial measures excluding the effect on the Company’s results of these non-core, unusual, or non-recurring items. In addition to using such measures to evaluate results in a specific period, management evaluates such non-GAAP measures, and believes that investors may also evaluate such measures, because such measures may provide more complete and consistent comparisons of the Company’s, and its segments’, operational performance on a period-over-period historical basis and, as a result, provide a better indication of expected future trends.

92	2025 Proxy Statement

Annex A
Non-core items or any unusual or non-recurring items excluded from non-GAAP earnings
In addition to evaluating Eastman’s financial condition, results of operations, liquidity, and cash flows as reported in accordance with GAAP, management also evaluates Company and operating segment performance, and makes resource allocation and performance evaluation decisions, excluding the effect of transactions, costs, and losses or gains that do not directly result from Eastman’s normal, or “core”, business, and operations, or are otherwise of an unusual or non-recurring nature.
Non-GAAP financial measures — non-core or unusual items excluded from earnings

(Dollars in millions)	2024	2023	2022
Non-core items impacting EBIT:
Cost of sales impact from restructuring activities	$7	$23	$—
Asset impairments, restructuring, and other charges, net	51	37	52
Mark-to-market pension and other postretirement benefits (gain) loss, net	(54)	53	19
Environmental and other costs	16	13	15
Net (gain) loss on divested business	—	(323)	61
Adjustments to contingent considerations	—	—	(6)
Unusual item impacting EBIT:
Steam line incident (insurance proceeds) costs, net	—	(8)	39
Total non-core and unusual items impacting EBIT	20	(205)	180
Less: Items impacting provision for income taxes:
Tax effect for non-core and unusual items	1	(74)	(11)
Tax expense associated with previously divested business	(7)	—	—
Total items impacting provision for income taxes	(6)	(74)	(11)
Total items impacting net earnings attributable to Eastman	$26	$(131)	$191

2025 Proxy Statement	93

Annex A
Table 1: Non-GAAP earnings before interest and taxes reconciliation

(Dollars in millions, unaudited)	2024	2023	2022
Earnings before interest and taxes	$1,278	$1,302	$1,159
Cost of sales impact from restructuring activities	7	23	—
Steam line incident (insurance proceeds) costs, net	—	(8)	39
Asset impairments, restructuring, and other charges, net	51	37	52
Mark-to-market pension and other postretirement benefits (gain) loss, net	(54)	53	19
Environmental and other costs	16	13	15
Net (gain) loss on divested business	—	(323)	61
Adjustments to contingent considerations	—	—	(6)
Total earnings before interest and taxes excluding non-core and unusual items	$1,298	$1,097	$1,339

Non-GAAP Earnings Before Interest and Taxes Reconciliations by Line Items
Earnings before interest and taxes	$1,278	$1,302	$1,159
Costs of sales	7	15	39
Selling, general and administrative expenses	—	—	18
Asset impairments, restructuring, and other charges, net	51	37	52
Other components of post-employment (benefit) cost, net	(54)	53	19
Other (income) charges, net	16	13	9
Net (gain) loss on divested businesses	—	(323)	43
Total earnings before interest and taxes excluding non-core and unusual items	$1,298	$1,097	$1,339
Table 2: Non-GAAP earnings before interest and taxes, net earnings, and earnings per share reconciliations

	2024
(Dollars in millions, except per share amounts, unaudited)	Earnings Before Interest and Taxes	Earnings Before Income Taxes	Provision for Income Taxes	Effective Income Tax Rate	Net Earnings Attributable to Eastman
					After Tax	Per Diluted Share
As reported (GAAP)	$1,278	$1,078	$170	16%	$905	$7.67
Non-Core or Unusual Items:
Cost of sales impact from restructuring activities	7	7	2		5	0.04
Asset impairments, restructuring, and other charges, net	51	51	10		41	0.36
Mark-to-market pension and other postretirement benefits (gain) loss, net	(54)	(54)	(14)		(40)	(0.34)
Environmental and other costs	16	16	3		13	0.10
Tax expense associated with previously divested business	—	—	(7)		7	0.06
Non-GAAP (Excluding non-core and unusual items)	$1,298	$1,098	$164	15%	$931	$7.89

94	2025 Proxy Statement

Annex A

	2023
(Dollars in millions, except per share amounts, unaudited)	Earnings Before Interest and Taxes	Earnings Before Income Taxes	Provision for Income Taxes	Effective Income Tax Rate	Net Earnings Attributable to Eastman
					After Tax	Per Diluted Share
As reported (GAAP)	$1,302	$1,087	$191	18%	$894	$7.49
Non-Core or Unusual Items:
Cost of sales impact from restructuring activities	23	23	3		20	0.17
Steam line incident (insurance proceeds) costs, net	(8)	(8)	(2)		(6)	(0.05)
Asset impairments, restructuring, and other charges, net	37	37	5		32	0.26
Mark-to-market pension and other postretirement benefits (gain) loss, net	53	53	14		39	0.33
Environmental and other costs	13	13	4		9	0.08
Net gain on divested business	(323)	(323)	(98)		(225)	(1.88)
Non-GAAP (Excluding non-core and unusual items)	$1,097	$882	$117	13%	$763	$6.40

	2022
(Dollars in millions, except per share amounts, unaudited)	Earnings Before Interest and Taxes	Earnings Before Income Taxes	Provision for Income Taxes	Effective Income Tax Rate	Net Earnings Attributable to Eastman
					After Tax	Per Diluted Share
As reported (GAAP)	$1,159	$977	$181	19%	$793	$6.35
Non-Core or Unusual Items:
Steam line incident (insurance proceeds) costs, net	39	39	10		29	0.23
Asset impairments, restructuring, and other charges, net	52	52	4		48	0.39
Mark-to-market pension and other postretirement benefits (gain) loss, net	19	19	5		14	0.12
Environmental and other costs	15	15	4		11	0.09
Net loss on divested business	61	61	(32)		93	0.74
Adjustments to contingent considerations	(6)	(6)	(2)		(4)	(0.04)
Non-GAAP (Excluding non-core and unusual items)	$1,339	$1,157	$170	15%	$984	$7.88

2025 Proxy Statement	95

CAMELBAK

EASTMAN

Eastman Corporate Headquarters
P.O. Box 431
Kingsport, TN 37662-0431 U.S.A.

U.S.A. and Canada, 800-EASTMAN (800-327-8626)
Other locations, +(1) 423-229-2000

eastman.com/locations

Although the information and recommendations set forth herein are presented in good faith, Eastman Chemical Company ("Eastman") and its subsidiaries make no representations or warranties as to the completeness or accuracy thereof. You must make your own determination of its suitability and completeness for your own use, for the protection of the environment, and for the health and safety of your employees and purchasers of your products. Nothing contained herein is to be construed as a recommendation to use any product, process, equipment, or formulation in conflict with any patent, and we make no representations or warranties, express or implied, that the use thereof will not infringe any patent. NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OF ANY OTHER NATURE ARE MADE HEREUNDER WITH RESPECT TO INFORMATION OR THE PRODUCT TO WHICH INFORMATION REFERS AND NOTHING HEREIN WAIVES ANY OF THE SELLER'S CONDITIONS OF SALE.

Safety Data Sheets providing safety precautions that should be observed when handling and storing our products are available online or by request. You should obtain and review available material safety information before handling our products. If any materials mentioned are not our products, appropriate industrial hygiene and other safety precautions recommended by their manufacturers should be observed.

© 2025 Eastman. Eastman brands referenced herein are trademarks of Eastman or one of its subsidiaries or are being used under license. Non-Eastman brands referenced herein are trademarks of their respective owners.

EMN-CORP-19239 1/25

[FORM OF PAPER PROXY - PAGE 1]

c/o Corporate Election Services
P. O. Box 1150
Pittsburgh PA 15230-1150

    Vote by Telephone or Internet
Quick        Easy        Immediate
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To Vote by Phone:	Call anytime toll free 1-888-693-8683
There is no charge for this call.
Follow the simple instructions to record your vote.
To Vote by Internet or	Access www.cesvote.com
Review the Proxy Statement	Follow the simple instructions presented to record your vote.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL THE PROXY CARD.

PROXY	EASTMAN CHEMICAL COMPANY	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2025.
The undersigned hereby appoints William T. McLain, Jr. and Iké G. Adeyemi as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side of this proxy card, all the shares of stock of Eastman Chemical Company held of record as of March 10, 2025 by the undersigned with all the powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 1, 2025, or any adjournment or postponement thereof.
SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THE REVERSE SIDE OF THIS CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION, AS PERMITTED BY APPLICABLE LAW, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEM 2, FOR ITEM 3, AND AGAINST ITEM 4.

Signature(s)

Signature(s)

Date:
Please sign exactly as your name(s) appears on this proxy. If shares are held jointly, all joint owners should sign. If signing as executor, administrator, attorney, trustee, guardian, or in any other representative capacity, please also give your full title.
MARK (ON THE OTHER SIDE), SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[FORM OF PAPER PROXY - PAGE 2]

EASTMAN CHEMICAL COMPANY
Annual Meeting of Stockholders
Thursday, May 1, 2025
11:30 a.m. (EDT)
Virtually Via Live Webcast at https://register.proxypush.com/emn
Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 1, 2025: The proxy materials, including the 2025 Proxy Statement and 2024 Annual Report, are available at www.ReadMaterial.com/EMN.

Please fold and detach card at perforation before mailing.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEM 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN ITEM 1.
1.    Elect Directors:
Nominees for election of ten directors to serve until the Annual Meeting of Stockholders in 2026 and their successors are duly elected and qualified:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
(1)	HUMBERTO P. ALFONSO	❑	❑	❑	(6)	JULIE F. HOLDER	❑	❑	❑
(2)	BRETT D. BEGEMANN	❑	❑	❑	(7)	RENÉE J. HORNBAKER	❑	❑	❑
(3)	ERIC L. BUTLER	❑	❑	❑	(8)	KIM ANN MINK	❑	❑	❑
(4)	MARK J. COSTA	❑	❑	❑	(9)	JAMES J. O’BRIEN	❑	❑	❑
(5)	LINNIE M. HAYNESWORTH	❑	❑	❑	(10)	DONALD W. SLAGER	❑	❑	❑
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 2 AND 3.
2.    Ratify Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

❑ FOR	❑ AGAINST	❑ ABSTAIN

3.    Advisory Approval of Executive Compensation as Disclosed in Proxy Statement

❑ FOR	❑ AGAINST	❑ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.
4.    Advisory Vote on Stockholder Proposal Regarding an Independent Board Chair

❑ FOR	❑ AGAINST	❑ ABSTAIN

(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)